As filed with the Securities and Exchange Commission on June 6, 2025

Securities Act File No. 333-283688

Investment Company Act File No. 811-24034

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒ PRE-EFFECTIVE AMENDMENT NO. 1

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒ AMENDMENT NO. 1

CALAMOS AKSIA PRIVATE EQUITY AND ALTERNATIVES FUND

(Exact name of Registrant as Specified in Charter)

2020 Calamos Court

Naperville, Illinois 60563

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (630) 245-7200

Calamos Advisors LLC

2020 Calamos Court

Naperville, Illinois 60563

(Name and Address of Agent for Service)

Copies to:

Erik D. Ojala

Calamos Advisors LLC

2020 Calamos Court

Naperville, Illinois 60563

Maya Fishman, Esq.

Aksia LLC

599 Lexington Avenue, 37th Floor

New York, NY 10022

Joshua B. Deringer, Esq.

Joshua M. Lindauer, Esq.
Faegre Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103

Approximate Date of Commencement of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with dividend or interest reinvestment plans.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c) of the Securities Act

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act.

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Subject to Completion, Dated June 6, 2025

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS

CALAMOS AKSIA PRIVATE EQUITY and Alternatives FUND

SHARES OF BENEFICIAL INTEREST

Class A Shares

Class C Shares

Class I Shares

Class M Shares

[   ], 2025

Calamos Aksia Private Equity and Alternatives Fund (the “Fund”) is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that intends to operate as an interval fund. Shares of the Fund (“Shares”) are continuously offered under the Securities Act of 1933, as amended (the “Securities Act”), and repurchased by the Fund on a semi-annual basis in an amount no less than 5% and not more than 25% of the outstanding Shares, according to the Fund’s repurchase policy established pursuant to Rule 23c-3 under the 1940 Act. The Fund intends to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund operates under an Amended and Restated Agreement and Declaration of Trust dated June 5, 2025 (the “Declaration of Trust”). The Fund’s investment advisor is Calamos Advisors LLC (the “Advisor” or “Calamos”) and the Fund’s sub-advisor is Aksia LLC (the “Sub-Advisor” or “Aksia” and, together with the Advisor, the “Advisors”). The Advisor and the Sub-Advisor are each registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Advisor oversees the allocation of the portion of the Fund’s assets which the Sub-Advisor is responsible for investing. The Fund is offering through this prospectus four separate classes of Shares designated as Class A (“Class A Shares”), Class C (“Class C Shares”), Class I (“Class I Shares”) and Class M (“Class M Shares”).

Simultaneous with the commencement of the Fund’s operations (“Commencement of Operations”), Calamos Aksia Private Equity LP (the “Predecessor Fund”), reorganized with and transferred substantially all of its assets into the Fund. The Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Predecessor Fund. The Fund and the Predecessor Fund share the same investment adviser, sub-adviser and portfolio managers.

Total Offering(1)	Class A Shares	Class C Shares	Class I Shares	Class M Shares
Public Offering Price	Current Net Asset Value	Current Net Asset Value	Current Net Asset Value	Current Net Asset Value
Sales Load(2)	3.50%	—	—	—
Proceeds to the Fund (Before Expenses)(3)	Current Net Asset Value minus Sales Load	Current Net Asset Value	Current Net Asset Value	Current Net Asset Value

(1)	Generally, the stated minimum initial investment by an investor in the Fund is $2,500 with respect to Class A Shares and Class C Shares, $1,000,000 for Class I Shares and $10,000 with respect to Class M Shares, which stated minimum may be reduced for certain investors. The Fund reserves the right to waive investment minimums for Class A Shares, Class C Shares, Class I Shares and Class M Shares. See “Purchasing Shares—Purchase Terms.” Investors purchasing Class A Shares may be charged a sales load of up to 3.50% of the investor’s net purchase. The table assumes the maximum sales load is charged. Class C Shares, Class I Shares and Class M Shares are not subject to front-end sales loads. While Class M Shares do not charge a front-end sales load, if you purchase Class M Shares through certain financial firms, they may directly charge you transaction or other fees in such amount as they may determine. Please consult your financial firm for additional information.

i

(2)	Assumes all amounts currently registered are sold in the continuous offering. The Advisor and Sub-Advisor will also bear, for a three-year period from April 30, 2025, certain ongoing offering costs on a 50/50 basis associated with the Fund’s continuous offering. Pursuant to an expense limitation agreement (the “Expense Limitation Agreement”) among the Fund, the Advisor and the Sub-Advisor, the Fund will be obligated to reimburse the Advisor and the Sub-Advisor on a 50/50 basis for any such payments, subject to certain limitations. See “Fund Expenses.”

Securities Offered. The Fund is offering its Shares on a continuous basis. While Class M Shares do not charge a front-end sales load, if you purchase Class M Shares through certain financial firms, such firms may directly charge you transaction or other fees in such amount as they may determine. Please consult your financial firm for additional information. The minimum initial investment with respect to Class A Shares and Class C Shares is $2,500 for all accounts; subsequent investments may be made with at least $100, except for purchases made pursuant to the Fund’s dividend reinvestment plan or as otherwise permitted by the Fund. The minimum initial investment with respect to Class M Shares is $10,000; subsequent investments may be made with at least $100, except for purchases made pursuant to the Fund’s dividend reinvestment plan or as otherwise permitted by the Fund. See “Distributions—Dividend Reinvestment Plan.” With respect to Class I Shares, the minimum initial investment is $1,000,000 for all accounts; subsequent investments may be made in any amount. The Fund reserves the right to waive investment minimums for Class A Shares, Class C Shares, Class I Shares and Class M Shares. See “Purchasing Shares—Purchase Terms.” Shares are being offered through Calamos Financial Services LLC (the “Distributor”) at an offering price equal to the Fund’s then-current NAV per Share, plus any applicable sales load.

The Advisor and the Fund rely on exemptive relief to, among other things, (i) designate multiple classes of Shares; (ii) impose on certain of the classes an early withdrawal charge and schedule waivers of such; (iii) impose class specific annual asset-based distribution fees on the assets of the various classes of Shares to be used to pay for expenses incurred in fostering the dividend of the Shares of the particular class; and (iv) to participate in certain privately negotiated co-investment transactions alongside certain other funds that are advised by the Advisor, the Sub-Advisor or their respective affiliates, subject to the satisfaction of certain conditions, including (i) that a majority of the Trustees of the Board who have no financial interest in the co-investment transaction and a majority of the Independent Trustees pre-approve the co-investment, and (ii) that the price, terms and conditions of the co-investment will be identical for each fund participating in a transaction pursuant to the exemptive relief.

Investment Objective. The Fund’s investment objective is to achieve long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Principal Investment Strategies. The Fund will seek to achieve its investment objective primarily by investing, under normal market conditions, at least 80% of its net assets (plus any borrowing for investment purposes) in Private Equity Investments and Alternative Investments (each as defined below).

“Private Equity Investments” include: (i) primary investments in private equity funds (“Private Equity Funds”) managed by third-party investment managers (“Underlying Managers”) employing a variety of strategies such as buyout, growth equity, and venture capital (“Primary Investments”); (ii) secondary investments such as direct investments in nonpublic companies, investments in Private Equity Funds managed by Underlying Managers and Underlying Manager-led continuation vehicles (“Secondary Investments”); and (iii) investments in the equity and/or debt of non-public companies, typically, but not always, alongside Private Equity Funds (“Co-Investments”). Private Equity Funds are commingled asset pools that typically offer their securities privately, without registering such securities under the Securities Act.

“Alternative Investments” are financial assets that do not fall into conventional investment categories like stocks, bonds and cash and include: (i) defined outcome exposures created with derivatives positions including securities associated with those derivatives positions, such as long and short options, and (ii) investments in publicly listed companies that pursue the business of private equity investing, including listed private equity companies, listed funds of funds, alternative asset managers, holding companies, investment trusts, closed-end funds, financial institutions and other vehicles whose primary purpose is to invest in privately held companies.

The Fund expects to hold Liquid Investments (as defined below) for the purposes of liquidity management. “Liquid Investments” include: (i) “Alternative Investments” that can be readily sold for cash without significantly changing the market value of the investment, (ii) equity securities including exchange traded funds and other registered investment companies, and (iii) short-term corporate, government and municipal obligations and other short-term instruments including money market funds and other liquid investment vehicles.

Interval Fund. The Fund is designed primarily for long-term investors and not as a trading vehicle. The Fund is an “interval fund” (defined below) pursuant to which it, subject to applicable law, will conduct semi-annual repurchase offers for between 5% and 25% of the Fund’s outstanding Shares at net asset value (“NAV”). The Fund expects to conduct its initial repurchase offer in the third quarter of 2025. Under normal market conditions, the Fund currently intends to offer to repurchase 5% of its outstanding shares at NAV on a semi-annual basis. In connection with any given repurchase offer, it is possible that a repurchase offer may be oversubscribed, with the result that Fund shareholders (“Shareholders”) may only be able to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. The Shares are, therefore, not readily marketable. Even though the Fund will make semi-annual repurchase offers to repurchase a portion of the Shares to try to provide liquidity to Shareholders, you should consider the Shares to have limited liquidity. See “Types of Investments and Related Risks - Repurchase Offers” beginning on page 33 of this prospectus.

The Board of Trustees (the “Board”) will establish the deadline by which the Fund must receive repurchase requests in response to a repurchase offer. Semi-annual repurchases will occur in the months of March and September. Written notification of each semi-annual repurchase offer (the “Repurchase Offer Notice”) will be sent to Shareholders at least 21 calendar days before the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”); however, the Fund will seek to provide such Repurchase Offer Notice earlier but no more than 42 calendar days before the Repurchase Request Deadline. The NAV will be calculated on the Repurchase Pricing Date, which will be no later than the 14th calendar day (or the next business day if the 14th calendar day is not a business day) after the Repurchase Request Deadline (the “Repurchase Pricing Date”). The Fund will distribute payment to Shareholders within seven calendar days after the Repurchase Pricing Date. See “Share Repurchase Program” beginning on page 71 of this prospectus.

This prospectus provides the information that a prospective investor should know about the Fund before investing. Investors are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information about the Fund, dated June [   ], 2025 (the “Statement of Additional Information”), has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. The Statement of Additional Information and the Fund’s annual and semi-annual reports and any or all information that has been incorporated by reference into the prospectus or Statement of Additional Information but not delivered with the prospectus or Statement of Additional Information, will be provided upon request and without charge by writing to the Fund at Calamos Aksia Private Equity and Alternatives Fund, c/o 2020 Calamos Court, Naperville, Illinois 60563, Client Services, 4th Floor, or by calling toll-free 888-444-3613. Investors may request the Fund’s Statement of Additional Information, annual and semi-annual reports and other information about the Fund or make Shareholder inquiries by calling 888-444-3613 or by visiting www.calamos.com. In addition, the contact information provided above may be used to request additional information about the Fund and to make Shareholder inquiries. The Statement of Additional Information, other material incorporated by reference into this prospectus and other information about the Fund is also available on the SEC’s website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective investors and is not intended to be an active link.

Unlisted Closed-End Fund. An investment in the Fund is subject to, among others, the following risks:

●	There is not expected to be any secondary trading market in the Shares. Thus, an investment in the Fund may not be suitable for investors who may need the money they invest within a specified timeframe.

●	Unlike many closed-end funds, the Shares are not listed on any securities exchange. The Fund will provide liquidity through semi-annual offers to repurchase a limited amount of the Fund’s Shares (at least 5%).

●	Shareholders should not expect to be able to sell their Shares in a secondary market transaction regardless of how the Fund performs. An investment in the Fund is considered to be of limited liquidity.

●	Because you will be unable to sell your Shares or have them repurchased immediately, you will find it difficult to reduce your exposure on a timely basis during a market downturn.

●	An investor will pay a sales load of up to 3.50% on the amounts it invests in Class A Shares. If you pay the maximum aggregate 3.63% for sales load, you must experience a total return on your net investment of 3.50% in order to recover these expenses.

●	The amount of distributions that the Fund may pay, if any, is uncertain.

●	All or a portion of an annual distribution may consist of a return of capital (i.e., from your original investment) and not a return of net investment income. A return of capital to Shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result of such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Fund Shares, even if such Shares are sold for less than the Shareholder’s original investment.

●	A significant portion of the Fund’s underlying investments are expected to be illiquid, and this may limit the number of Shares available for repurchase.

Investing in Shares involves a high degree of risk. See “Types of Investments and Related Risks” beginning on page 28 of this prospectus and “Types of Investments and Related Risks - Use of Leverage: Risk of Borrowing by the Fund” beginning on page 30 of this prospectus.

Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System or any other government agency.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisers as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date shown below.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

THE FUND’S PRINCIPAL UNDERWRITER IS CALAMOS FINANCIAL SERVICES LLC

The date of this prospectus is June [   ], 2025

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SUMMARY OF TERMS

This is only a summary and does not contain all of the information that a prospective investor should consider before investing in the Fund. Before investing, a prospective investor in the Fund should carefully read the more detailed information appearing elsewhere in this prospectus and the Statement of Additional Information.

THE FUND AND THE SHARES

The Fund is a newly organized Delaware statutory trust that is registered under the 1940 Act as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on November 22, 2024. The Fund intends to operate as an “interval fund” (as defined below).

The Fund offers four separate classes of Shares designated as Class A Shares, Class C Shares, Class I Shares and Class M Shares, all of which are offered by this prospectus. The Fund may offer additional classes of Shares in the future.

Simultaneous with the commencement of the Fund’s operations (“Commencement of Operations”), Calamos Aksia Private Equity LP (the “Predecessor Fund”), reorganized with and transferred substantially all of its assets into the Fund. The Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Predecessor Fund. The Fund and the Predecessor Fund share the same investment advisor, sub-advisor and portfolio managers. For past performance information of the Predecessor Fund, see “Performance.”

THE ADVISOR	Calamos Advisors LLC will serve as the Fund’s investment advisor. The Advisor is registered as an investment adviser with the SEC under the Advisers Act. See “The Advisor and Sub-Advisor.”

THE SUB-ADVISOR	Aksia LLC will serve as the Fund’s sub-advisor. The Sub-Advisor is registered as an investment adviser with the SEC under the Advisors Act. See “The Advisor and Sub-Advisor.”

INVESTMENT OBJECTIVES	The Fund’s investment objective is to achieve long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective. See “Investment Objective, Opportunities and Strategies—Investment Objectives.”

INVESTMENT OPPORTUNITIES AND STRATEGIES

The Fund will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in Private Equity Investments and Alternative Investments (the “80% Policy”).

“Private Equity Investments” include: (i) primary investments in private equity funds (“Private Equity Funds”) managed by third-party investment managers (“Underlying Managers”) employing a variety of strategies such as buyout, growth equity, and venture capital (“Primary Investments”); (ii) secondary investments such as direct investments in non-public companies, investments in in Private Equity Funds managed by Underlying Managers and Underlying Manager-led continuation vehicles (“Secondary Investments”); and (iii) investments in the equity and/or debt of non-public companies, typically, but not always, alongside Private Equity Funds (“Co-Investments”). Private Equity Funds are commingled asset pools that typically offer their securities privately, without registering such securities under the Securities Act.

The Underlying Managers are third-party fund sponsors who offer co-mingled investment products, including Private Equity Funds, that the Fund intends to invest in. The Underlying Managers organize and sponsor Private Equity Funds in which the Fund is one of many investors. The Fund will not “control” the Private Equity Funds as that term is defined in Section 2(a)(9) of the 1940 Act. The Fund will bear its proportionate share of the management fees and other expenses that are charged by a Private Equity Fund in addition to the management fees and other expenses paid by the Fund.

“Alternative Investments” are financial assets that do not fall into conventional investment categories like stocks, bonds and cash and include: (i) defined outcome exposures created with derivatives positions including securities associated with those derivatives positions, such as long and short options to create defined outcome exposures, and (ii) investments in publicly listed companies that pursue the business of private equity investing, including listed private equity companies, listed funds of funds, alternative asset managers, holding companies, investment trusts, closed-end funds, financial institutions and other vehicles whose primary purpose is to invest in privately held companies.

The 80% Policy is not a fundamental policy of the Fund and may be changed by the Board of Trustees without the vote of a majority of the Fund’s outstanding Shares. The Fund will provide shareholders with at least 60 days’ notice prior to changing the 80% Policy.

The Fund intends to utilize a multi-layered strategy and expects to hold Liquid Investments for the purposes of liquidity management and to meet liquidity needs for semi-annual repurchases “Liquid Investments,” include: (i) equity securities including exchange traded funds and other registered investment companies, (ii) short-term corporate, government and municipal obligations and other short-term instruments including money market funds and other liquid investment vehicles, and (iii) Alternative Investments that can be readily sold for cash without significantly changing the market value of the investment.

The Sub-Advisor selects and negotiates terms of the Fund’s Private Equity Investments. Each of the Sub-Advisor and the Advisor will monitor the performance of such investments and has the authority to enter into new investments within its purview from time to time on behalf of the Fund.

The Sub-Advisor will focus on Private Equity Investments with the potential for long-term capital appreciation. In evaluating Primary Investments, the Sub-Advisor conducts extensive investment and operational due diligence on Underlying Managers. Through that due diligence, the Sub-Advisor endeavors to analyze an Underlying Manager’s strategy, risk management process, quality of investment professionals, operations and infrastructure and regulatory compliance. In addition, and in connection with the evaluation of Secondary Investments, the Sub-Advisor’s due diligence assesses the strength of the underlying portfolio and relative valuation of the interest being acquired. In connection with the evaluation of Co-Investments, the Sub-Advisor’s conducts a detailed valuation analysis of the opportunity.

The Sub-Advisor will seek to diversify the Private Equity Investments across managers, investment type, strategies, industries and geographies in an attempt to reduce the sector-specific risk, geographic-specific risk, and strategy-specific risk created by concentrated investments. The Sub-Adviser believes that a diversified portfolio of Private Equity Investments will provide returns that are less correlated to those of the public financial markets. The identity and number of Private Equity Investments in which the Fund invests will change over time as new opportunities arise and are added to the Fund’s portfolio, and existing Private Equity Investments liquidate and thus are removed from the Fund’s portfolio. No assurance is given that the Fund’s portfolio at any given time will represent either a diversified or a representative group of strategies.

The Fund expects to target Private Equity Investment opportunities primarily in North America and Europe, and in other geographies, including developed and emerging markets on a more limited basis.

The Fund expects to invest in Private Equity Investments in a wide range of industries, such as information technology, healthcare, industrials, consumer discretionary, financial, communication services, and consumer staples.

LEVERAGE

The Fund may borrow money in connection with its investment activities - i.e., the Fund may utilize leverage. Specifically, the Fund may borrow money through a credit facility or other similar arrangement to achieve its investment objectives. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment. There can be no assurance that the Fund will use leverage or that its leveraging strategy will be successful during any period in which it is employed. The Fund will be limited in its ability to borrow (or guarantee other obligations) by the 1940 Act requirement that a registered investment company must satisfy an “asset coverage” requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the investment company’s total indebtedness may not exceed 33% of the value of its total assets (including the indebtedness). The Fund also may borrow to pay Fund expenses, including, without limitation, the Management Fee and Sub-Advisory Fee (as described below) and for other investment or business purposes.

Certain of the Fund’s Private Equity Investments may use substantial amounts of leverage for a wide variety of purposes.

Use of leverage, even on a temporary basis, could increase investment risk. See “Types of Investments and Related Risks—Use of Leverage: Risk of Borrowing by the Fund.”

BOARD OF TRUSTEES	The Board, including a majority of the members of the Board (each, a “Trustee”) that are considered independent and are not “interested persons” (as defined in the 1940 Act) of the Fund or the Advisors (collectively, the “Independent Trustees”), oversees and monitors the Fund’s management and operations. See “Management of the Fund.”

INVESTMENT MANAGEMENT FEE

Pursuant to the investment advisory agreement, dated as of April 30, 2025 (the “Investment Advisory Agreement”), by and between the Fund and the Advisor, and in consideration of the advisory services provided by the Advisor to the Fund, the Advisor is entitled to an investment management fee (the “Investment Management Fee”) payable monthly in arrears and accrued daily based upon the Fund’s average daily net assets at an annual rate of 1.75%. See “Investment Management Fee.” In addition, pursuant to the sub-advisory agreement between the Advisor and the Sub-Advisor, the Advisor pays the Sub-Advisor a sub-advisory fee (the “Sub-Advisory Fee”) payable monthly in arrears and accrued daily based upon the Fund’s average daily net assets at an annual rate of 0.875%. See “Investment Management Fee—Sub-Advisory Fee.” The Investment Management Fee paid to the Advisor will be paid out of the Fund’s assets and the Sub-Advisory Fee will be paid out of the Investment Management Fee. The Investment Management Fee will be paid to the Advisor before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits (or increase the net losses) of the Fund.

The Advisor and the Fund have entered into an investment advisory fee waiver agreement (the “Management Fee Waiver”), whereby the Advisor has agreed to waive 0.50% of its Investment Management Fee on an annualized basis, such that the maximum investment management fee payable by the Fund would be 1.25%. The Management Fee Waiver became effective on June 30, 2025, and will remain in effect through June 30, 2026.

The Advisor and the Sub-Advisor have entered into a sub-advisory fee waiver agreement, whereby the Sub-Advisor has agreed to waive 0.25% of its sub-advisory fee payable by the Advisor to the Sub-Advisor on an annualized basis, such that the maximum sub-advisory fee payable by the Advisor to the Sub-Advisor would be 0.625% (the “Sub-Advisory Fee Waiver”). The Sub-Advisory Fee Waiver became effective on June 30, 2025, and will remain in effect through June 30, 2026.

The Advisor and Sub-Advisor are obligated to pay their respective expenses associated with providing the investment advisory services outlined in the Investment Advisory Agreement and Sub-Advisory Agreement or as otherwise agreed between the Advisor, the Sub-Advisor, and the Fund (to the extent applicable), including compensation of and office space for its officers and employees connected with investment and economic research, trading, and investment management of the Fund.

The Board will periodically review the Investment Advisory Agreement and the Sub-Advisory Agreement to determine, among other things, whether the fees payable under such agreements are reasonable in light of the services provided. If the Sub-Advisory Agreement is not continued by the Board or is terminated by the Board or the Advisor, the Investment Advisory Agreement shall be terminated at the time the Sub-Advisory Agreement is terminated. See “Investment Management Fee—Approval of the Investment Advisory Agreement and Sub-Advisory Agreement”

The Advisor, the Sub-Advisor and the Fund have entered into the Expense Limitation Agreement under which the Advisor and Sub-Advisor have agreed contractually, on a monthly basis, to reimburse on a 50/50 basis between the Advisor and the Sub-Advisor the Fund’s “Specified Expenses” in respect of each class of the Fund (each, a “Class”) where “Specified Expenses” means all other expenses incurred in the business of the Fund and allocated to a Class, including the Fund’s annual operating expenses, with the exception of (i) the Investment Management Fee (as defined herein), (ii) the Shareholder Servicing Fee (as defined herein), (iii) the Distribution Fee (as defined herein), (iv) certain costs associated with the acquisition, ongoing investment and disposition of the Fund’s investments and unconsummated investments, including legal costs, professional fees, travel costs and brokerage costs, (v) acquired fund fees and expenses, (vi) dividend and interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vii) taxes and costs to reclaim foreign taxes, and (viii) extraordinary expenses (as determined in the discretion of the Advisor and Sub-Advisor), to the extent that such expenses exceed 0.35% of the average daily net assets of such Class (the “Expense Limitation”). If, while the Advisor is the investment advisor to the Fund and the Sub-Advisor is investment sub-advisor to the Fund, the Fund’s estimated annualized Specified Expenses in respect of a Class for a given month are less than the Expense Limitation, the Advisor and Sub-Advisor shall be entitled to reimbursement by the Fund on a 50/50 basis of the other expenses borne by the Advisor and Sub-Advisor on behalf of the Fund (the “Reimbursement Amount”) during any of the previous thirty-six (36) months, but only to the extent that the Fund’s estimated annualized Specified Expenses in respect of a Class are less than, for such month, the lesser of the Expense Limitation or any other relevant expense limit then in effect with respect to the Class, and provided that such amount paid to the Advisor and Sub-Advisor will in no event exceed the total Reimbursement Amount and will not include any amounts previously reimbursed. The Advisor and Sub-Advisor may recapture a Specified Expense in any year within the thirty-six (36) month period after the Advisor and Sub-Advisor bear the expense. See “Fund Expenses - Expense Limitation Agreement” for additional information. The Expense Limitation Agreement will remain in effect for an initial three-year period from April 30, 2025, unless and until the Board approves its modification or termination. Thereafter, the Expense Limitation Agreement may be renewed annually with the written agreement of the Advisor, the Sub-Advisor and the Fund. The Fund’s obligation to make reimbursement payments shall survive the termination of the Expense Limitation Agreement. See “Fund Expenses.”

FUND ACCOUNTING AND ADMINISTRATION EXPENSES	The Fund has retained State Street Bank and Trust Company (the “Administrator”) to provide it with certain administrative and accounting services. The Fund compensates the Administrator for these services. See “Management of the Fund—Fund Accounting and Administrative Services.”

DISTRIBUTIONS

Because the Fund intends to qualify annually as a regulated investment company (a “RIC”) under the Code, the Fund intends to distribute at least 90% of its annual net taxable income to its Shareholders. Nevertheless, there can be no assurance that the Fund will pay distributions to Shareholders at any particular rate. Each calendar year, a statement on Internal Revenue Service (“IRS”) Form 1099-DIV identifying the amount and character of the Fund’s distributions will be mailed to Shareholders. See “Taxes” below. See “Distributions.”

The Board reserves the right to change the distribution policy from time to time.

DIVIDEND REINVESTMENT PLAN

The Fund will operate under a dividend reinvestment plan (“DRP”) administered by State Street Bank and Trust Company (the “Transfer Agent”). Pursuant to the DRP, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund.

Shareholders automatically participate in the DRP, unless and until an election is made to withdraw from the DRP on behalf of such participating Shareholder. A Shareholder who does not wish to have Distributions automatically reinvested may terminate participation in the DRP by written instruction to that effect to the Transfer Agent. Shareholders who elect not to participate in the DRP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by the Transfer Agent at least five business days prior to the record date of the Distribution or the shareholder will receive such Distribution in Shares through the DRP. Any written request received later than such time may be processed by the Transfer Agent but is not guaranteed. Under the DRP, the Fund’s Distributions to Shareholders are reinvested in full and fractional Shares. See “Distributions—Dividend Reinvestment Plan.”

PURCHASES OF SHARES

The Fund’s Shares are offered on a daily basis. Shares are being offered through the Distributor at an offering price equal to the Fund’s then-current NAV per Share, plus any applicable sales load. Please see “Plan of Distribution” for purchase instructions and additional information.

With respect to Class A Shares and Class C Shares, the minimum initial investment is $2,500 for all accounts; subsequent investments may be made with at least $100, except for purchases made pursuant to the Fund’s DRP or as otherwise permitted by the Fund. The minimum initial investment with respect to Class M Shares is $10,000; subsequent investments may be made with at least $100, except for purchases made pursuant to the Fund’s DRP or as otherwise permitted by the Fund. With respect to Class I Shares, the minimum initial investment is $1,000,000 for all accounts; subsequent investments may be made in any amount. See “Distributions-Dividend Reinvestment Plan.” The Fund reserves the right to waive investment minimums for Class A Shares, Class C Shares, Class I Shares and Class M Shares. See “Purchasing Shares—Purchase Terms.”

The Fund reserves the right to accept or reject, in its sole discretion, any request to purchase Shares at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time. Additional information regarding the subscription process is set forth under “Purchasing Shares.”

PLAN OF DISTRIBUTION

The Distributor, located at 2020 Calamos Court, Naperville, IL 60563, serves as the Fund’s principal underwriter and acts as the Distributor of the Fund’s Shares on a best efforts basis, subject to various conditions. The Fund’s Shares are offered for sale through the Distributor at a price equal to the then-current NAV per share plus any applicable sales load. The Distributor also may enter into broker-dealer selling agreements with other broker dealers for the sale and distribution of the Fund’s Shares. While Class M Shares do not impose a front-end sales charge, if you purchase Class M Shares through certain financial firms, such firms may directly charge you transaction or other fees in such amount as they may determine. Please consult your financial firm for additional information.

The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares, but will use its best efforts to solicit orders for the sale of the Shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund Shares.

The Fund has adopted a “Distribution and Shareholder Services Plan” with respect to its Class A, Class C and Class M Shares under which the Fund may compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of clients with whom they have distributed Shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Advisor may reasonably request. Under the Distribution and Shareholder Services Plan, the Fund, with respect to Class A, Class C and Class M, may incur expenses on an annual basis equal to 0.25%, 1.00% and 0.75%, respectively, of its average daily net assets. With respect to Class A Shares, the entire fee is characterized as a “shareholder service fee.” With respect to Class C Shares, up to 0.25% of the fee is characterized as a “shareholder service fee” and the remaining portion is characterized as a “distribution fee.” With respect to Class M Shares, the entire fee is characterized as a “distribution fee.”

The Advisors or their affiliates, in the Advisors’ and the Sub-Advisor’s discretion and from their own resources, may pay additional compensation to financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell Shares of the Fund (collectively, “Financial Intermediaries”) in connection with the sale of Fund Shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a broker’s or dealer’s registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker’s or dealer’s registered representatives. The Additional Compensation may differ among brokers or dealers in amount or in the manner of calculation. Payments of Additional Compensation may be fixed dollar amounts be based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

See “Plan of Distribution” for additional information.

ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES	Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, individual retirement accounts (“IRAs”), 401(k) plans and Keogh plans, may purchase Shares. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the ERISA plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, none of the Fund or the Advisors will be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA plan that becomes a Shareholder, solely as a result of the ERISA plan’s investment in the Fund. See “ERISA Considerations.”

UNLISTED CLOSED-END INTERVAL FUND STRUCTURE

The Fund has been organized as a continuously offered, non-diversified closed-end management investment company that is operated as an interval fund. Closed-end funds differ from open-end funds (commonly known as mutual funds) in that investors in closed-end funds do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. To provide some liquidity to Shareholders, the Fund is structured as an “interval fund” and conducts semi-annual repurchase offers for a limited amount of the Fund’s Shares (at least 5%). See “Types of Investments and Related Risks—Closed-end Interval Fund; Liquidity.”

The Fund believes that a closed-end structure is most appropriate for the Fund given the long-term nature of the Fund’s strategy. The Fund’s NAV per Share may be volatile. As the Shares are not traded, Shareholders will not be able to dispose of their Shares in the Fund, except through repurchases conducted through the share repurchase program, no matter how the Fund performs.

SHARE CLASSES

The Fund currently offers four different classes of Shares: Class A, Class C, Class I, and Class M Shares. An investment in any Share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions and ongoing fees and expenses for each Share class are different. The fees and expenses for the Fund are set forth in “Summary of Fees and Expenses.” If you have hired an intermediary and are eligible to invest in more than one class of Shares, the intermediary may help determine which share class is appropriate for you. When selecting a Share class, you should consider which Share classes are available to you, how much you intend to invest, how long you expect to own Shares and the total costs and expenses associated with a particular Share class. See “Plan of Distribution.”

Each investor’s financial considerations are different. You should speak with your intermediary to help you decide which Share class is best for you. Not all Financial Intermediaries offer all classes of Shares. If your Financial Intermediary offers more than one class of Shares, you should carefully consider which class of shares to purchase.

VALUATIONS	The Board is responsible for the oversight of the valuation of the Fund’s portfolio investments for which market quotations are not readily available, as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Advisor as its valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments.

The Board has delegated the day-to-day responsibility of implementing the portfolio valuation process set forth in the Fund’s valuation policy to the Advisor and has authorized the Advisor to engage independent third-party pricing service providers and independent third-party valuation service providers if such services providers have been approved by the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted methods for determining the fair value of such securities and other assets. The Fund determines NAV per Share in accordance with the methodology described in the Fund’s valuation policy. Valuations of Fund investments are disclosed in reports publicly filed with the SEC.

The Fund calculates the NAV of each class of its Shares on a daily basis. In addition, the Fund intends to publicly report the NAV per Share of each class of the Fund on its website on a daily basis. For information on the Fund’s daily NAV, please call the Fund toll-free at 888-444-3613. As valuation designee, the Advisor is responsible for assessment and management of valuation risks, establishment and application of fair value methodologies, testing of fair value methodologies, and overseeing pricing services, as set forth in the Rule. The Advisor has adopted valuation procedures to govern the valuation of all Fund investments and is responsible for maintaining records in accordance with Rule 31a-4 under the 1940 Act.

The Advisor provides the Board with periodic reports, no less than quarterly, that discuss, among other things, the fair valuation of the Fund’s assets, as applicable. The Advisor is responsible for the accuracy, reliability or completeness of any market or fair market valuation determinations made with respect to the Fund’s assets. See “Determination of Net Asset Value.”

SHARE REPURCHASE PROGRAM

The Shares have no history of public trading, nor is it intended that the Shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s Shares.

The Fund is an “interval fund,” a type of fund which, to provide some liquidity to Shareholders, makes semi-annual repurchase offers for between 5% and 25% of the Fund’s outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offers are suspended or postponed in accordance with regulatory requirements (as discussed below). Under normal market conditions, the Fund currently intends to offer to repurchase 5% of its outstanding shares at NAV on a semi-annual basis. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Written notification of each semi-annual repurchase offer (the “Repurchase Offer Notice”) is sent to Shareholders at least 21 calendar days before the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”); however, the Fund will seek to provide such written notification earlier but no more than 42 calendar days before the Repurchase Request Deadline. The NAV will be calculated on the Repurchase Pricing Date, which will be no later than the 14th calendar day (or the next business day if the 14th calendar day is not a business day) after the Repurchase Request Deadline (the “Repurchase Pricing Date”). The Fund’s NAV may fluctuate between the date you submit your repurchase request and the Repurchase Request Deadline and may also fluctuate to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The Fund will distribute payment to Shareholders within seven calendar days after the Repurchase Pricing Date. The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks. See “Types of Investments and Related Risks—Repurchase Offers.”

SUMMARY OF TAXATION	The Fund intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of Subpart A, Chapter 1 (“Subchapter M”) of the Code. As a RIC, the Fund generally will not be subject to corporate-level U.S. federal income taxes on any net ordinary income or capital gains that is currently distributed as dividends for U.S. federal income tax purposes to Shareholders, as applicable. To qualify for and maintain its treatment as a RIC for U.S. federal income tax purposes, the Fund is required to meet certain specified source-of-income and asset diversification requirements, and is required to distribute dividends for U.S. federal income tax purposes of an amount at least equal to 90% of the sum of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses each tax year to Shareholders, as applicable. See “Distributions” and “Tax Aspects.”

FISCAL YEAR	For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31. See “Fiscal Year; Reports.”

REPORTS TO SHAREHOLDERS	As soon as practicable after the end of each calendar year, a statement on Form 1099-DIV identifying the sources of the distributions paid by the Fund to Shareholders for tax purposes will be furnished to Shareholders subject to IRS reporting. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. See “Fiscal Year; Reports.”

RISK FACTORS

The Fund is subject to substantial risks — including market risks and strategy risks. The Fund is also subject to the risks associated with the investment strategies employed by the Advisors. While the Advisors will attempt to moderate any risks, there can be no assurance that the Fund’s investment activities will be successful or that the investors will not suffer losses. There may also be certain conflicts of interest relevant to the management of the Fund, arising out of, among other things, activities of the Advisors and their affiliates and employees with respect to the management of accounts for other clients as well as the investment of proprietary assets. An investment in the Fund should only be made by investors who understand the risks involved and who are able to withstand the loss of the entire amount invested.

Accordingly, the Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment. Past results of the Investment Adviser, the Sub-Advisers, their respective principals, and the Fund are not indicative of future results. Prospective investors should review carefully the “Types of Investments and Related Risks” section of this Prospectus.

SUMMARY OF FEES AND EXPENSES

The following table illustrates the aggregate fees and expenses that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly.

	Class A	Class C	Class I	Class M
SHAREHOLDER TRANSACTION FEES
Maximum sales load imposed on purchases(1)	3.50%	None	None	None
Maximum contingent deferred sales charge(2)	None	1.00%	None	None
ANNUAL FUND EXPENSES(3)
(as a percentage of average net assets attributable to Shares)
Management Fee	1.75%	1.75%	1.75%	1.75%
Interest payments on borrowed funds and securities sold short(4)	0.30%	0.30%	0.30%	0.30%
Other expenses(5)	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service Fees(6)	0.25%	1.00%	None	0.75%
Acquired Fund Fees and Expenses(7)	0.70%	0.70%	0.70%	0.70%
Total annual fund expenses	3.85%	4.60%	3.60%	4.35%
Fee Waiver(8) and Expense reimbursement(9)	(1.00)%	(1.00)%	(1.00)%	(1.00)%
Total annual fund expenses after expense reimbursement(8) (9)	2.85%	3.60%	2.60%	3.35%

(1)	Investors purchasing Class A Shares may be charged a front-end sales load of up to 3.50% of the investor's net purchase. The table assumes the maximum sales load is charged. The Distributor may, in its discretion, waive all or a portion of the sales load for certain investors (as further described under “Purchasing Shares—Purchase Terms”). See “Purchasing Shares—Purchase Terms.” While Class M Shares do not charge a front-end sales load, if you purchase Class M Shares through certain financial firms, such firms may directly charge you transaction or other fees in such amount as they may determine. Please consult your financial firm for additional information. See “Plan of Distribution.”

(2)	Class C shareholders will be subject to a contingent deferred sales charge on shares redeemed during the first 12 months after their purchase. See “Contingent Deferred Sales Charge” under “Share Repurchase Program”

(3)	Assuming estimated net assets for the Fund of $300 million plus estimated leverage of $25 million at the end of the Fund’s first twelve months of operations.

(4)	These expenses represent estimated interest payments the Fund expects to incur in connection with its expected credit facility and short sales during the current fiscal year. See “Investment Objective, Opportunities and Strategies - Leverage.” The amount shown in the table above is based on the assumption that the Fund borrows money for investment purposes in an amount approximately between 5% and 7.5% of its net assets.

(5)	Other expenses are based on estimated amounts for the current fiscal year and include accounting, custody, transfer agency, legal, valuation agent, pricing vendor and auditing fees of the Fund, organizational and offering costs, and fees payable to the Independent Trustees.

(6)	Class C Shares and Class M Shares will pay to the Distributor a distribution fee that will accrue at an annual rate equal to 0.75% of the average daily net assets attributable to Class C Shares or Class M Shares, respectively (the “Distribution Fee”). See “Plan of Distribution”. Class A Shares and Class C may charge a shareholder servicing fee of up to 0.25% per year (the “Shareholder Servicing Fee”). The Fund may use these fees, in respect of the relevant class, to compensate Financial Intermediaries or financial institutions for distribution-related expenses, if applicable, and providing ongoing services in respect of clients with whom they have distributed Shares of the Fund. Such services may also include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Advisor may reasonably request.

(7)	The “Acquired Fund Fees and Expenses” disclosed above are based on historical returns of the types of private equity funds in which the Fund anticipates investing, which may change substantially over time and, therefore, significantly affect “Acquired Fund Fees and Expenses.” The Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year. See "Special Risks of Investing in Private Equity Investments; Reliance on Underlying Managers - Multiple Levels of Fees and Expenses."

(8)	The Advisor and the Fund have entered into a Management Fee Waiver, whereby the Advisor has agreed to waive 0.50% of its Investment Management Fee on an annualized basis, such that the maximum investment management fee payable by the Fund would be 1.25%. The Management Fee Waiver became effective on June 30, 2025, and will remain in effect through June 30, 2026.

(9)	The Advisor, the Sub-Advisor and the Fund have entered into the Expense Limitation Agreement under which the Advisor and Sub-Advisor have contractually agreed on a monthly basis to reimburse on a 50/50 basis between the Advisor and the Sub-Advisor the Fund's "Specified Expenses" in respect of each class of the Fund (each, a "Class") where "Specified Expenses" means all other expenses incurred in the business of the Fund and allocated to a Class, including the Fund's annual operating expenses, with the exception of (i) the Investment Management Fee (as defined herein), (ii) the Shareholder Servicing Fee (as defined herein), (iii) the Distribution Fee (as defined herein), (iv) certain costs associated with the acquisition, ongoing investment and disposition of the Fund's investments and unconsummated investments, including legal costs, professional fees, travel costs and brokerage costs, (v) acquired fund fees and expenses, (vi) dividend and interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vii) taxes and costs to reclaim foreign taxes, and (viii) extraordinary expenses (as determined in the discretion of the Advisor and Sub-Advisor), to the extent that such expenses exceed 0.35% of the average daily net assets of such Class (the "Expense Limitation").

If, while the Advisor is the investment advisor to the Fund and the Sub-Advisor is investment sub-advisor to the Fund, the Fund's estimated annualized Specified Expenses in respect of a Class for a given month are less than the Expense Limitation, the Advisor and Sub-Advisor shall be entitled to reimbursement by the Fund on a 50/50 basis of the other expenses borne by the Advisor and Sub-Advisor on behalf of the Fund (the "Reimbursement Amount") during any of the previous thirty-six (36) months, but only to the extent that the Fund's estimated annualized Specified Expenses in respect of a Class are less than, for such month, the lesser of the Expense Limitation or any other relevant expense limit then in effect with respect to the Class, and provided that such amount paid to the Advisor and Sub-Advisor will in no event exceed the total Reimbursement Amount and will not include any amounts previously reimbursed. The Advisor and Sub-Advisor may recapture a Specified Expense in any year within the thirty-six (36) month period after the Advisor and Sub-Advisor bear the expense. See "Fund Expenses - Expense Limitation Agreement" for additional information. The Expense Limitation Agreement will remain in effect for a three-year period from April 30, 2025, unless and until the Board approves its modification or termination. Thereafter, the Expense Limitation Agreement may be renewed annually with the written agreement of the Advisor, the Sub-Advisor, and the Fund. The Fund's obligation to make reimbursement payments shall survive the termination of the Expense Limitation Agreement. See "Fund Expenses."

Example:

The following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in Shares. In calculating the following expense amounts, the Fund has assumed its direct and indirect annual operating expenses would remain at the percentage levels set forth in the table above (except that the example incorporates the Management Fee Waiver only for the first year and the Expense Limitation Agreement for the first three years).

An investor would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return:

Class A

1 Year	3 Years	5 Years	10 Years
$63	$131	$210	$416

Class C

1 Year	3 Years	5 Years	10 Years
$36	$121	$216	$458

Class I

1 Year	3 Years	5 Years	10 Years
$26	$92	$169	$373

Class M

1 Year	3 Years	5 Years	10 Years
$34	$114	$205	$437

An investor would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return, and redemption of Shares in full at the end of such period:

Class C*

1 Year	3 Years	5 Years	10 Years
$46	$121	$216	$458

*            If the contingent deferred sales charge applies. See “Contingent Deferred Sales Charge” under “Share Repurchase Program.” If the contingent deferred sales charge does not apply, the hypothetical expenses you would pay on $1,000 investment in Class C Shares would be $10, assuming annual expenses attributable to Shares remain unchanged, Shares earn a 5% annual return, and you redeemed your shares in full at the end of the 1-year period.

The example and the expenses in the tables above should not be considered a representation of the Fund’s future expenses, and actual expenses may be greater or less than those shown. While the example assumes a 5.0% annual return, as required by the SEC, the Fund’s performance will vary and may result in a return greater or less than 5.0%. In addition to the fees and expenses described above, you may also be required to pay transaction or other fees on the purchase of Class M Shares, which are not reflected in the example. For a more complete description of the various fees and expenses borne directly and indirectly by the Fund, see “Fund Expenses” and “Investment Management Fee.”

THE FUND

The Fund is a newly organized non-diversified, closed-end management investment company that is registered under the 1940 Act. The Fund is structured as an “interval fund” and continuously offers its Shares. The Fund was organized as a Delaware statutory trust on November 22, 2024 and has no operating history as of the date of this Prospectus. The principal office of the Fund is located at 2020 Calamos Court, Naperville, IL 60563 and its telephone number is 888-444-3613.

Simultaneous with the commencement of the Fund’s operations (“Commencement of Operations”), the Calamos Aksia Private Equity LP (the “Predecessor Fund”), reorganized with and transferred substantially all of its assets into the Fund. The Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Predecessor Fund. The Fund and the Predecessor Fund share the same investment adviser, sub-adviser and portfolio managers.

The Fund’s investment objective is to achieve long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

The Advisor oversees the amount of leverage used by the Fund and various other investment matters. Responsibility for monitoring and overseeing the Fund's investment program, management, and operation is vested in the Board.

The Fund maintains an Investment Committee, which oversees the allocation of the Fund's assets, the amount of leverage used by the Fund and various other investment matters, including providing a framework, maintaining oversight of risk and performance metrics and evaluating the investment process.

THE ADVISOR

Calamos, an investment adviser registered with the SEC effective May 29, 1987 under the Advisers Act, serves as the Fund's advisor. A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement will be available in the Fund’s first annual or semi-annual report on Form N-CSR.

Calamos is a global active asset management firm founded in 1977. The Advisor's assets under management as of December 31, 2024 was approximately $38 billion. The Advisor is located at 2020 Calamos Court, Naperville, IL 60563 and is a wholly owned subsidiary of Calamos Investments LLC ("CILLC").

Calamos Asset Management, Inc. ("CAM") is the sole manager of CILLC. As of December 31, 2024, approximately 22% of the outstanding interests of CILLC was owned by CAM and the remaining approximately 78% of CILLC was owned by Calamos Partners LLC ("CPL") and John P. Calamos, Sr. CAM was owned by John P. Calamos, Sr. and John S. Koudounis, and CPL was owned by John S. Koudounis and Calamos Family Partners, Inc. ("CFP"). CFP was beneficially owned by members of the Calamos family, including John P. Calamos, Sr.

THE SUB-ADVISOR

Aksia, an investment adviser registered with the SEC under the Advisers Act, serves as the Fund's sub-advisor. The Sub-Advisor, a Delaware limited liability company, is a premier investment research and advisory firm whose clients include large and sophisticated pension funds and other institutional investors. As of September 30, 2024, Aksia and its subsidiaries and affiliates had $23.9 billion of regulatory assets under management, of which $15.9 billion was managed on a discretionary basis. In addition, Aksia had approximately $320.8 billion in assets under advisement attributable to advisory clients. The Sub-Advisor's principal place of business is 599 Lexington Ave., 37th Floor, New York, NY 10022.A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreement will be available in the Fund’s first annual or semi-annual report on Form N-CSR.

USE OF PROCEEDS

The proceeds from the sale of Shares, not including the amount of any applicable sales loads paid by investors and net of the Fund's fees and expenses, are invested by the Fund to pursue its investment program and strategies.

Pending the investment of the proceeds of any offering or any other available funds pursuant to the Fund’s investment objective and strategies, a portion of such amounts, which may include a substantial portion of the proceeds of an offering, may be invested in short-term debt securities or money market funds. In addition, subject to applicable law, the Fund may maintain a portion of its assets in cash or short-term securities or money market funds to meet operational needs, for temporary defensive purposes, or to maintain liquidity. The Fund may be prevented from achieving its objective during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

INVESTMENT OBJECTIVE, OPPORTUNITIES AND STRATEGIES

Investment Objectives

The Fund’s investment objective is to achieve long term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Investment Opportunities and Strategies

The Fund will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in Private Equity Investments and Alternative Investments.

“Private Equity Investments” include: (i) Private Equity Funds managed by Underlying Managers employing a variety of strategies such as Primary Investments; (ii) Secondary Investments; and (iii) Co-Investments. Private Equity Funds are commingled asset pools that typically offer their securities privately, without registering such securities under the Securities Act.

“Alternative Investments” are financial assets that do not fall into conventional investment categories like stocks, bonds and cash and include: (i) defined outcome exposures created with derivatives positions including securities associated with those derivatives positions, such as long and short options to create defined outcome exposures, and (ii) investments in publicly listed companies that pursue the business of private equity investing, including listed private equity companies, listed funds of funds, alternative asset managers, holding companies, investment trusts, closed-end funds, financial institutions and other vehicles whose primary purpose is to invest in privately held companies.

The Underlying Managers are third-party fund sponsors who offer co-mingled investment products, including Private Equity Funds, that the Fund intends to invest in. The Underlying Managers organize and sponsor Private Equity Funds in which the Fund is one of many investors. The Fund will not “control” the Private Equity Funds as that term is defined in Section 2(a)(9) of the 1940 Act. The Fund will bear its proportionate share of the management fees and other expenses that are charged by a Private Equity Fund in addition to the management fees and other expenses paid by the Fund.

The 80% Policy is not a fundamental policy of the Fund and may be changed by the Board of Trustees without the vote of a majority of the Fund’s outstanding Shares. The Fund will provide shareholders with at least 60 days’ notice prior to changing the 80% Policy.

The Fund intends to utilize a multi-layered strategy and expects to hold Liquid Investments for the purposes of liquidity management and to meet liquidity needs for semi-annual repurchases “Liquid Investments,” include: (i) Alternative Investments that can be readily sold for cash without significantly changing the market value of the investment, (ii) equity securities including exchange traded funds and other registered investment companies, and (iii) short-term corporate, government and municipal obligations and other short-term instruments including money market funds and other liquid investment vehicles.

Private equity refers to capital invested in a private company that is not listed on a public exchange. A private equity manager will typically invest in a company and seek to build value through growing the company and/or improving efficiencies and operations in order to complete an eventual sale of its interest in the company a higher value in the future. There are various forms and strategies of private equity, including buyout, growth equity, and venture capital. It is expected that the Fund will mostly invest in Private Equity Investments with buyout and growth equity strategies, but may also invest in Private Equity Investments with venture capital strategies and other strategies that target private equity-like returns. Buyout investments are generally investments where the Underlying Manager or Private Equity Fund owns a majority or controlling stake in the company. Growth equity is typically a minority investment in a newer growing business that may nor may not be cash flow positive. Venture capital is typically a minority investment in an earlier stage company characterized by high, but uncertain, growth potential due to the absence of widespread product and/or service adoption by customers and potentially lack of revenues and/or profitability.

The Fund utilizes multiple sourcing partners to originate investments. The Sub-Advisor believes that this approach can provide the Fund with a wide range of potential investments and exposure across the Private Equity asset class with respect to sectors, strategies, industries, geographies, and investment structures. This allows the Sub-Advisor the ability to dynamically allocate new investments based on a number of potential factors, including relative value considerations.

●	Private Equity Investments. The Fund will seek to assemble a diverse portfolio of Private Equity Investments, with the aim of generating attractive risk-adjusted returns for investors, through the following types of investments:

●	Secondary Investments are existing limited partnership interests in Private Equity Funds where the current investor wants near-term liquidity, but the underlying fund is not liquid. Secondary Investments are typically 3 to 7 years old at the time of purchase and are in (or approaching) harvest phase, but can be older or younger in age. The Fund will invest in Secondary Investments as a way to further diversify its exposures and/or to gain access to attractive Private Equity Funds, Underlying Managers, and underlying companies. Secondary Investments are generally negotiated sales and may be purchased at a discount to the most recent fair market value determined by the Underlying Manager. In connection with a Secondary Investment, the Fund will be required to assume the seller’s obligation to make remaining capital contributions. Secondary Investments may also include investments in Underlying Manager-led continuation vehicles, which are vehicles established sometime after the launch of a Private Equity Fund to hold one or more portfolio investments of such Private Equity Fund. These investments typically afford existing investors in such Private Equity Fund an option to sell their interests in the target portfolio investments or retain their interests in such investments and roll them include the continuation vehicle. They also afford new investors the ability to participate in one or more portfolio investment on a targeted basis.

●	Co-Investments are investments made directly into the equity or debt of a non-public company typically in parallel with a Private Equity Fund and/or Underlying Manager, but may also include investments with independent sponsors. An independent sponsor is an individual or group that seeks to identify and negotiate the acquisition of, or investment in, a non-public company without having the equity financing available from a pre-established Private Equity Fund to complete the transaction and raises capital from investors on a deal-by-deal basis. The Fund intends to co-invest in private equity-backed companies in parallel with high-quality Underlying Managers. The Sub-Advisor intends to leverage the due diligence process and transactional expertise of the Underlying Managers and will also conduct its own due diligence before making an investment decision. While the Fund will seek to make Co-investments on a no-management fee/no-carry basis or a reduced management fee/reduced carry basis, which may result in lower overall costs to the Fund versus investing through a traditional Private Equity Fund structure, there is no assurance that the Fund will be able to negotiate such terms. The Sub-Advisor expects that the Fund’s Co-Investments will generate appropriate risk-adjusted returns that are accretive to the Fund’s Secondary Investments and Primary Investments.

●	Primary Investments are investments in newly established Private Equity Funds where the underlying investments are not known as of the time of investment. Primary Investments are typically characterized by a gradual deployment of capital. In identifying and selecting Primary Investments, the Fund will seek to primarily invest in Private Equity Funds managed by high-quality Underlying Managers with a track record of consistent value creation and attractive risk-adjusted rates of return.

●	Geography. The Fund expects to primarily target Private Equity Investment opportunities primarily in North America and Europe, and in other geographies, including developed and emerging markets on a more limited basis.

●	Industry. The Fund expects to invest in Private Equity Investments in a wide range of industries, such as information technology, healthcare, industrials, consumer discretionary, financial, communication services, and consumer staples.

●	Alternative Investments. The Fund expenses to make investments in financial assets that do not fall into conventional investment categories like stocks, bonds and cash and include: (i) defined outcome exposures created with derivatives positions including securities associated with those derivatives positions, such as long and short options to create defined outcome exposures, and (ii) investments in publicly listed companies that pursue the business of private equity investing, including listed private equity companies, listed funds of funds, alternative asset managers, holding companies, investment trusts, closed-end funds, financial institutions and other vehicles whose primary purpose is to invest in privately held companies.

●	Liquid Investments. The Fund expects to hold Liquid Investments for the purposes of liquidity management. Over time, during normal market conditions, it is generally not anticipated that the Fund will hold more than approximately 20% of its net assets in cash or cash equivalents for extended periods of time. Liquid Investments include: (i) “Alternative Investments” that can be readily sold for cash without significantly changing the market value of the investment (ii) equity securities including exchange traded funds and other registered investment companies, and (iii) short-term corporate, government and municipal obligations and other short-term instruments including money market funds and other liquid investment vehicles.

The Fund may make non-U.S. investments, including those that are not denominated in U.S. dollars and investments in emerging markets. In certain cases, the currency fluctuations of investments may be hedged through the use of currency derivatives or other instruments.

Leverage

The Fund expects to incur indebtedness in an amount not to exceed 33 1/3 percent of its NAV, and use the proceeds to pay operating expenses, including, without limitation the investment management fee, to fund repurchases of Shares, or for other investment or business purposes. The use of leverage involves a high degree of risk. The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the Shareholders and the terms of any borrowings may contain provisions that limit certain activities of the Fund.

The Fund may incur indebtedness to cover short-term cash flow requirements; make investments; pay Fund Expenses, including the Management Fee; repurchase Shares; or meet any other obligations or business purpose of the Fund.

Private Equity Investments in which the Fund invests generally have the authority to incur indebtedness for a wide range of purposes, often in any amount without limitations.

Foreign Instruments

The Fund may make investments in non-U.S. private equity investments, including in emerging markets. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The Fund expects that its investments in non-U.S. issuers will be made generally in U.S. dollar denominated securities, but it reserves the right to purchase securities that are foreign currency denominated. Some non-U.S. securities may be less liquid and more volatile than securities of comparable U.S. issuers. Factors considered in determining whether an issuer may be deemed to be from a particular foreign country or geographic region include, among others, the issuer’s principal trading market, the country in which the issuer was legally organized, whether the issuer derives a substantial portion of its operations or assets from a particular country or region or derives a substantial portion of its revenue or profits from businesses, investments or sales outside of the United States.

Foreign investments have risks not typically involved in domestic investments. Foreign investing can result in higher transaction and operating costs. Foreign issuers are not subject to the same accounting and disclosure requirements to which U.S. issuers are subject and consequently, less information may be available to investors in companies located in such countries than is available to investors in companies located in the United States. The value of foreign investments may be affected by reduced levels of governmental exchange control regulations; foreign withholding taxes; reduced liquidity in foreign markets; fluctuations in the rate of exchange between currencies and costs associated with currency conversions; the potential difficulty in repatriating funds; expropriation or nationalization of a company’s assets; delays in settlement of transactions; other jurisdictions imposing restrictions on investments; changes in governmental economic or monetary policies in the United States or abroad; or other political and economic factors. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad.

Emerging Markets Risk

Investments in emerging and developing markets present risks not found in more developed markets. Investments in emerging and developing markets may be more difficult to sell at acceptable prices and their prices may be more volatile than in more developed markets. Emerging markets generally have less developed trading markets and exchanges, and legal and accounting systems. In addition, emerging markets countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. The accounting, auditing and financial reporting standards and practices applicable to emerging market companies may be less rigorous, and there may be significant differences between financial statements prepared in accordance with those accounting standards as compared to financial statements prepared in accordance with international accounting standards. Consequently, the quality of certain foreign audits may be unreliable, which may require enhanced procedures, and the Fund may not be provided with the same level of protection or information as would generally apply in developed countries, potentially exposing the Fund to significant losses. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect an Underlying Manager’s ability to evaluate investments or their potential impact on the Fund’s performance. Further, investments located in certain emerging countries involve the risk of loss resulting from problems in share registration, settlement or custody, substantial economic, political and social disruptions and the imposition of exchange controls (including repatriation restrictions). The legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities to bring actions against bad actors may be limited.

Illiquid and Restricted Securities

Private Equity Investments are investments in the securities of companies which are not publicly traded at the time of investment. These investments may be difficult to value and sell, or otherwise liquidate, and the risk of investing in such non-public companies is generally much greater than the risk of investing in publicly traded companies. Companies whose securities are not publicly traded are not subject to the same disclosure and reporting requirements that are generally applicable to companies with publicly traded securities, nor is the trading of such non-publicly traded securities regulated by any government agency. Accordingly, the protections accorded by such regulation are not available in making such investments. To the extent that there is no liquid trading market for particular investments, an Underlying Manager may be unable to liquidate such investments or may be unable to do so at a profit. In addition, in certain circumstances governmental or regulatory approvals may be required for a Private Equity Fund or Co-Investment vehicle to dispose of an investment, or the Underlying Manager may be prohibited by contract or for legal or regulatory reasons from selling an illiquid investment for a period of time.

Cash and Short-Term Investments

The Fund may invest its cash balances in money market instruments, U.S. government securities, commercial paper, certificates of deposit, repurchase agreements and other high-quality debt instruments maturing in one year or less, among other instruments. In addition, and in response to adverse market, economic or political conditions, the Fund may invest in high-quality fixed income securities, money market instruments and money market funds or may hold significant positions in cash or cash equivalents for defensive purposes.

Overview of Investment Process

The Advisor's personnel manage the Advisor's various functions and roles, such as the Advisor's board of directors, Valuation Committee (as defined herein) and officers. The Advisor and Sub-Advisor seek to rely on the combined institutional knowledge and experiences of their personnel to manage the operations and business of the Fund and the Advisors in a streamlined, coordinated manner.

Sub-Advisor’s Private Equity Investment Process

The Sub-Advisor selects and negotiates terms of the Fund’s Private Equity Investments and has the authority to enter into new investments within this purview from time to time on behalf of the Fund. The Sub-Advisor has primary responsibility for monitoring the performance of such investments with the Advisor having oversight.

The Sub-Advisor will focus on Private Equity Investments with the potential for long-term capital appreciation. In evaluating Private Equity Funds, the Sub-Advisor conducts operational due diligence and extensive investment diligence on Underlying Managers. Through that due diligence, the Sub-Advisor endeavors to analyze an Underlying Manager’s strategy, risk management process, quality of investment professionals, operations, infrastructure and regulatory compliance. In connection with the evaluation of Secondary Investments, the Sub-Advisor’s due diligence assesses the strength of the underlying portfolio and relative valuation of the interest being acquired. In connection with the evaluation of Co-Investments, the Sub-Advisor’s conducts a detailed analysis of the underlying company.

The Sub-Advisor will seek to diversify the Private Equity Investments across managers, investment type, strategies, industries and geographies in an attempt to reduce the sector-specific risk, geographic-specific risk, and strategy-specific risk created by concentrated investments. The Sub-Adviser believes that a diversified portfolio of Private Equity Investments will provide returns that are less correlated to those of the public financial markets. The identity and number of Private Equity Investments in which the Fund invests will change over time as new opportunities arise and are added to the Fund’s portfolio, and existing Private Equity Investments liquidate and thus are removed from the Fund’s portfolio. No assurance is given that the Fund’s portfolio at any given time will represent either a diversified or a representative group of strategies.

TYPES OF INVESTMENTS AND RELATED RISKS

Investors should carefully consider the risk factors described below, before deciding on whether to make an investment in the Fund. The risks set out below are not the only risks the Fund faces. Additional risks and uncertainties not currently known to the Fund or that the Fund currently deems to be immaterial also may materially adversely affect the Fund’s business, financial condition and/or operating results. If any of the following events occur, the Fund’s business, financial condition and results of operations could be materially adversely affected. In such case, the NAV of the Fund’s Shares could decline, and investors may lose all or part of their investment.

General Risks

Shares Not Listed; No Market for Shares

The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment.

Closed-end Interval Fund; Liquidity

The Fund is a non-diversified, closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. There is no secondary market for the Fund’s Shares and the Fund expects that no secondary market will develop. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV. Although the Fund, as a fundamental policy, will make semi-annual offers to repurchase between 5% and 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, you may not be able to sell your Shares when and/or in the amount that you desire.

Substantial Repurchases

Substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares.

No Operating History

The Fund is a new company with no operating history, and as a result, the Fund has minimal financial information on which investors can evaluate an investment in the Fund or prior performance. Investors must rely on the Advisors to implement the Fund’s investment policies, to evaluate all of the Fund’s investment opportunities and to structure the terms of the Fund’s investments rather than evaluating the Fund’s investments in advance. Because investors are not able to thoroughly evaluate the Fund’s investments in advance of acquiring shares, the offering of shares may entail more risk than other types of offerings. This additional risk may hinder investors’ ability to achieve their own personal investment objectives related to portfolio diversification, risk-adjusted investment returns and other objectives. Additionally, the results of any other businesses or companies that have or have had an investment objective which is similar to, or different from, the Fund’s investment objectives are not indicative of the results that the Fund may achieve. The Fund expects to have a different investment portfolio from other businesses or companies. Accordingly, the Fund’s results may differ from and are independent of the results obtained by such businesses or companies. Moreover, past performance is no assurance of future returns.

The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objectives and that the value of investors’ investments could decline substantially or that investors’ investments could become worthless. The Advisors anticipate that it could take some time to invest substantially all of the capital expected to be raised due to market conditions generally and the time necessary to identify, evaluate, structure, negotiate and close suitable investments in private middle market companies. In order to comply with the RIC diversification requirements during the startup period, the Fund may invest proceeds in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the time of investment, which may earn yields substantially lower than the interest, dividend or other income that the Fund seeks to receive in respect of suitable portfolio investments. The Fund may not be able to pay any significant distributions during this period, and any such distributions may be substantially lower than the distributions expected to be paid when the Fund’s portfolio is fully invested. The Fund will pay an Investment Management Fee to the Advisor throughout this interim period irrespective of the Fund’s performance. If the Investment Management Fee and other expenses exceed the return on the temporary investments, the Fund’s returns could be negatively impacted.

Non-Diversified Status

The Fund is a “non-diversified” investment company for purposes of the 1940 Act, which means that it is not subject to percentage limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer. The Fund’s NAV may therefore be subject to greater volatility than that of an investment company that is subject to such diversification requirements. In addition, while the Fund is a “non-diversified” fund for purposes of the 1940 Act, the Fund intends to maintain its qualification to be treated as a RIC under the Code. To qualify as a RIC under the Code, the Fund must, among other things, diversify its holdings so that, at the end of each quarter of each taxable year, (A) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (B) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (1) any one issuer, (2) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or (3) any one or more “qualified publicly traded partnerships.”

Temporary Investments

For defensive purposes, during periods in which the Fund determines that economic, market or political conditions are unfavorable to investors and a defensive strategy would benefit the Fund, the Fund may temporarily deviate from its investment strategies and objective. During such periods, the Fund may invest all or a portion of its assets in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. government agencies or instrumentalities; non-U.S. government securities which have received the highest investment grade credit rating, certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers’ acceptances; bank time deposits; shares of money market funds; credit-linked notes or repurchase agreements with respect to any of the foregoing. In addition, the Fund may also make these types of investments to comply with regulatory or contractual requirements, including with respect to leverage restrictions, or to keep cash fully invested pending the investment of assets. It is impossible to predict when, or for how long, the Fund will use these strategies. There can be no assurance that such strategies will be successful. The Fund is not required to adopt defensive positions or hedge its investments and may choose not to do so even in periods of extreme market volatility and economic uncertainty.

Liquidity and Valuation

The Fund expects to invest in securities which are subject to legal or other restrictions on transfer or for which no liquid market exists. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Because the markets for such securities are still evolving, liquidity in these securities is limited and liquidity with respect to lower-rated and unrated subordinated classes may be even more limited. The Fund may be unable to liquidate all or a portion of its position in such securities. In addition, the market prices, if any, for such securities tend to be more volatile and the Fund may not be able to realize what it perceives to be their fair value in the event of a sale. The high yield securities markets have suffered periods of extreme illiquidity for certain types of instruments in the past. For these reasons, among others, calculating the fair market value of the Fund's holdings may be difficult. The Board has designated the Advisor as Valuation Designee, responsible for implementing the portfolio valuation process set forth in the Fund's valuation policy, and has authorized the Advisor to utilize the independent third-party pricing services and independent third-party valuation services that have been approved by the Board at the Fund's expense. If market quotations for the Fund's investments are not readily available, the Advisor may seek to value the Fund's investments by testing possible sales prices for such investments with at least one potential investor or, if there are market makers, by obtaining quotations and may sell investments through such pricing mechanism. Should no quotes be available for a particular investment, the Fund will determine the fair market value of such investment in good faith. Illiquid securities are subject to wide spreads. Fair valuation is not exact, and prices can vary significantly from one period to the next.

Use of Leverage: Risk of Borrowing by the Fund

The Fund expects to employ leverage through a secured credit facility to achieve its investment objectives and may consider other potential uses in the future. The Fund’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors, including an Advisor’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

The Fund may incur permanent, Fund-level leverage, such as bridge, asset-backed facilities, term loan debt, subscription facilities, financing transactions from prime brokers or custodians, short-sales and/or related to the Fund’s hedging activities. The Fund may leverage its investments through borrowings. Borrowings by the Fund will further diminish returns (or increase losses on capital) to the extent overall returns are less than the Fund’s cost of funds. Such debt exposes the Fund to refinancing, recourse and other risks. As a general matter, the presence of leverage can accelerate losses.

Subject to prevailing market conditions, the Fund may add financial leverage if, immediately after such borrowing, it would have asset coverage (as defined in the 1940 Act) of 300% or more (in the event leverage is obtained solely through debt) or 200% or more (in the event leverage is obtained solely though preferred stock). For example, if the Fund has $100 in net assets, it may utilize leverage through obtaining debt of up to $50, resulting in $150 in total assets (or 300% asset coverage). The Fund does not presently intend to obtain leverage through preferred stock. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment. The Fund currently expects to employ leverage representing approximately 5% - 7.5% of the Fund’s assets.

The 1940 Act generally limits the extent to which the Fund may utilize borrowings and “uncovered” transactions that may give rise to a form of leverage, including reverse repurchase agreements, swaps, futures and forward contracts, options, the leverage incurred in securities lending and other derivative transactions or short selling, together with any other senior securities representing indebtedness, by requiring asset coverage (as defined in the 1940 Act) immediately after any borrowing of 300% or more. To the extent the Fund “covers” its commitment under these transactions, such instrument will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings (or, as the case may be, the 200% asset coverage requirement applicable to preferred shares). The Fund will “cover” its applicable positions by segregating an amount of cash and/or liquid securities to the extent required by the 1940 Act and applicable SEC interpretations and guidance from time to time.

Alternatively, the Fund may enter into an offsetting position or own positions covering its obligations with respect to a transaction; otherwise, the transaction will be considered “uncovered.” The Fund may not cover an applicable derivative transaction if it does not need to do so to comply with the foregoing 1940 Act requirements and, in the view of the Advisor, the assets that would have been used to cover could be better used for a different purpose. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

The Advisors expect that the Fund’s borrowings may ultimately be secured with a security interest in investments. In times of adverse market conditions, the Fund may be required to post additional collateral that could affect the Fund’s liquidity. Incurrence of indebtedness at the level of the Fund (or entity through which it invests) may, among others, have the following consequences to Shareholders, such as: (i) greater fluctuations in the NAV of the Fund’s assets; (ii) use of cash flow for debt service, distributions, or other purposes (and prospective investors should specifically note in this regard that, for the avoidance of doubt, in connection with one or more credit facilities entered into by the Fund, distributions to Shareholders may be subordinated to payments required in connection with any indebtedness contemplated thereby); (iii) to the extent that Fund revenues are required to meet principal payments, Shareholders may be allocated income (and therefore tax liability) in excess of cash distributed; and (iv) in certain circumstances, the Fund may be required to dispose of investments at a loss or otherwise on unattractive terms in order to service its debt obligations or meet its debt covenants. There can be no assurance that the Fund will have sufficient cash flow to meet its debt service obligations. As a result, the Fund’s exposure to foreclosure and other losses may be increased due to the illiquidity of its investments.

In addition, the Fund may need to refinance its outstanding debt as it matures. There is a risk that the Fund may not be able to refinance existing debt or that the terms of any refinancing may not be as favorable as the terms of any then existing loan agreements. If prevailing interest rates or other factors at the time of refinancing result in higher interest rates upon refinancing, then the interest expense relating to that refinanced indebtedness would increase. These risks could adversely affect the Fund’s financial condition, cash flows and the return on its investments.

With respect to any asset-backed facility entered into by the Fund (or an affiliate thereof), a decrease in the market value of the Fund’s investments would increase the effective amount of leverage and could result in the possibility of a violation of certain financial covenants pursuant to which the Fund must repay the borrowed funds to the lender. Liquidation of the Fund’s investments at an inopportune time in order to satisfy such financial covenants could adversely impact the performance of the Fund and could, if the value of its investments had declined significantly, cause the Fund to lose all or a substantial amount of its capital. In the event of a sudden, precipitous drop in the value of the Fund’s assets, the Fund might not be able to dispose of assets quickly enough to pay off its debt resulting in a foreclosure or other total loss of some or all of the pledged assets. Fund-level debt facilities typically include other covenants such as, covenants against the Fund incurring or being in default under other recourse debt, including certain Fund guarantees of asset level debt, which, if triggered could cause adverse consequences to the Fund if it is unable to cure or otherwise mitigate such breach.

Effects of Leverage. The table below assumes that borrowings represent approximately 5% of the Fund’s estimated net assets as of June 30, 2025 and the Fund bears expenses relating to such borrowings at annual effective interest rates of 6.91% (based on expected interest rates for such borrowings as of a recent date). The table below also assumes that the annual return that the Fund’s portfolio must experience (net of expenses not related to borrowings) in order to cover the costs of such leverage would be approximately 0.39%. These figures are estimates based on current market conditions, used for illustration purposes only. Actual expenses associated with borrowings used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of the Fund’s leverage due to senior securities on corresponding Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below.

Assumed Return on Portfolio (Net of Expenses not related to borrowings)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Share Total Return	(10.39)%	(5.39)%	(0.39)%	4.61%	9.61%

Corresponding Share total return is composed of two elements — the Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying interest expenses on the Fund’s borrowings) and gains or losses on the value of the securities the Fund owns.

No Assurance of Investment Return

The Fund’s task of identifying and evaluating investment opportunities, managing such investments, and realizing a significant return for investors is difficult. Many organizations operated by persons of competence and integrity have been unable to make, manage, and realize a profit on such investments successfully. The Advisors believe that their investment strategy and investment approach moderate this risk through a careful selection of securities and other financial instruments. However, there is no assurance that the Fund will be able to invest its capital on attractive terms or generate returns for its investors. Investors in the Fund could experience losses on their investment.

Reporting Requirements

Shareholders who beneficially own Shares that constitute more than 5% or 10% of the Fund’s Shares are subject to certain requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. These include requirements to file certain reports with the SEC. The Fund has no obligation to file such reports on behalf of such Shareholders or to notify Shareholders that such reports are required to be made. Shareholders who may be subject to such requirements should consult with their legal advisers.

Business and Structure Related Risks

Availability of Suitable Investments

While the Advisors believe that many attractive investments of the type in which the Fund expects to invest are currently available, there can be no assurance that such investments will continue to be available or that available investments will continue to meet the Fund’s investment criteria. Furthermore, the Fund may be unable to find a sufficient number of attractive investment opportunities to meet its investment objectives. Past performance is not necessarily indicative of future performance.

Cyber Security

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment vehicles such as the Fund and its service providers may be prone to operational and information security risks resulting from cyber-attacks. In general, cyber-attacks result from deliberate attacks, but unintentional events may have effects similar to those caused by cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial-of-service attacks on websites, the unauthorized release of confidential information and causing operational disruption. Successful cyberattacks against, or security breakdowns of, the Fund, the Advisor, the Fund’s custodian and/or other third party service providers may adversely impact the Fund or the Shareholders. For instance, cyber-attacks may interfere with the processing of Shareholder transactions, impact the Fund’s ability to value its assets, cause the release of private Shareholder information or confidential information of the Fund, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Fund may also incur substantial costs for cyber security risk management in order to prevent any cyber incidents in the future. The Fund and the Shareholders could be negatively impacted as a result. While the Fund or the Fund’s service providers have established business continuity plans and systems designed to prevent such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks are also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment therein to lose value.

Distribution Payment and Frequency Not Guaranteed

The Fund expects to pay distributions out of assets legally available for distribution from time to time, at the sole discretion of the Board. Nevertheless, the Fund cannot assure Shareholders that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. The Fund’s ability to pay distributions may be adversely affected by the impact of the risks described in this Prospectus. All distributions will depend on the Fund’s earnings, its net investment income, its financial condition, and such other factors as the Board may deem relevant from time to time.

In the event that the Fund encounters delays in locating suitable investment opportunities, the Fund may return all or a substantial portion of the proceeds from the offering of Shares in anticipation of future cash flow, which may constitute a return of your capital and will lower your tax basis in your Shares. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the proceeds from the offering of Shares, including any fees payable to the Adviser. A return of capital to Shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result of such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Fund Shares, even if such Shares are sold for less than the Shareholder’s original investment.

Repurchase Offers

As described under “Share Repurchase Program,” the Fund is an “interval fund” and, to provide some liquidity to Shareholders, makes semi-annual offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. Under normal market conditions, the Fund currently intends to repurchase 5% of its outstanding shares at NAV on a semi-annual basis. The Fund believes that these repurchase offers are generally beneficial to the Fund’s Shareholders, and generally are funded from available cash or sales of portfolio securities. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities, and may limit the ability of the Fund to participate in new investment opportunities. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income. Certain Shareholders may from time to time own or control a significant percentage of the Fund’s Shares. Repurchase requests by these Shareholders of these Shares of the Fund may cause repurchases to be oversubscribed, with the result that Shareholders may only be able to have a portion of their Shares repurchased in connection with any repurchase offer. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular semi-annual period, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a Shareholder submits a repurchase request. See “Share Repurchase Program.”

Failure to Qualify as a RIC or Satisfy Distribution, Income and Asset Requirements

To qualify for and maintain RIC qualification under the Code, the Fund must meet the following annual distribution, source-of-income and asset-diversification requirements.

●	The annual distribution requirement for a RIC will be satisfied if the Fund distributes to Shareholders on an annual basis at least 90% of the Fund’s net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, and at least 90% of the Fund’s net income from tax-exempt obligations, if any. Because the Fund may borrow, it is subject to an asset coverage ratio requirement under the Investment Company Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict the Fund from making distributions necessary to satisfy the distribution requirement. If the Fund is unable to obtain cash from other sources, it could fail to maintain its RIC status and thus become subject to corporate-level income tax.

●	The source-of-income requirement will be satisfied if the Fund obtains at least 90% of its gross income for each year from dividends, interest, gains from the sale of stock or securities or similar passive sources. If the source-of-income requirement is not met, the Fund may fail to qualify for RIC tax treatment and be subject to corporate-level income tax.

●	The asset diversification requirement will be satisfied if the Fund meets certain asset diversification requirements at the end of each quarter of the Fund’s tax year. To satisfy this requirement, (i) at least 50% of the value of the Fund’s assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under the Code and its applicable regulations, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in the Fund having to dispose of certain investments quickly in order to prevent the loss of its qualification as a RIC. Because most of the Fund’s investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If the Fund fails to maintain its RIC status for any reason and is subject to corporate income tax, the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of the Fund’s distributions.

Built-in-Gains Tax

The Fund had certain corporate investors prior to the Fund Conversion (discussed below), including a Cayman Islands exempted company organized to enable investment by non-US investors, into the Fund. Despite its anticipated qualification as a RIC, the Fund will be subject to entity-level corporate income tax on a portion of its built-in gain assets that it sells within five years of the Fund Conversion. The portion of such assets that is subject to built-in gains tax is in proportion to the share of the Fund’s interests that are held by corporate investors at the time of the Fund Conversion. The Fund may dispose of built-in gain assets during the five-year period after the Conversion notwithstanding the tax impact of the built-in gains tax, and the Fund does not control the dispositions made by the Private Equity Funds in which it invests. Such built-in gains taxes may impact the NAV of the Fund, but there is no way to predict the amount of such taxes.

Difficulty Meeting RIC Status Requirements Because of Private Equity Investments

Each of the above ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Advisors obtain information from or about the Private Equity Investments in which the Fund is invested. However, Private Equity Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Advisors to monitor the sources of the Fund’s income and the diversification of its assets, and otherwise to comply with Subchapter M of Title A, Chapter 1, of the Code. Ultimately this may limit the universe of Private Equity Funds in which the Fund can invest.

Private Equity Funds classified as partnerships for U.S. federal income tax purposes may generate income allocable to the Fund that is not qualifying income for purposes of the source-of-income requirement, described above. In order to meet the source-of-income requirement, the Fund may structure its investments in a way potentially increasing the taxes imposed thereon or in respect thereof. Because the Fund may not have timely or complete information concerning the amount and sources of such a Private Equity Fund’s income until such income has been earned by the Private Equity Fund or until a substantial amount of time thereafter, it may be difficult for the Fund to satisfy the source-of-income requirement.

In the event that the Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification tests or by disposing of non-diversified assets. Although the Code affords the Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Fund’s ability to dispose of its interest in a Private Equity Fund that limit utilization of this cure period.

Moreover, because the Fund’s allocable portion of a Private Equity Fund’s taxable income will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to Shareholders in order to satisfy the annual distribution requirement, even though the Fund will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain its qualification as a RIC under the Code. The Fund may have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may fail to maintain its RIC tax status and, thus, become subject to corporate-level income tax.

For additional discussion regarding the tax implications of a RIC, see “TAX ASPECTS.”

Risks Associated with the Fund and the Advisors

Senior Management Personnel of the Advisors

Since the Fund has no employees, it depends on the investment expertise, skill and network of business contacts of the Advisors. The Advisors evaluate, negotiate, structure, execute, monitor and service certain of the Fund’s investments. The Fund’s future success depends to a significant extent on the continued service and coordination of the Advisors and their respective senior management teams. The departure of any members of the Advisors’ respective senior management teams could have a material adverse effect on the Fund’s ability to achieve its investment objectives.

The Fund’s ability to achieve its investment objectives depends on the Advisors’ ability to identify, analyze, invest in, finance and monitor companies that meet the Fund’s investment criteria. The Advisors’ capabilities in managing the investment process, providing competent, attentive and efficient services to the Fund, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve the Fund’s investment objectives, the Advisors may need to hire, train, supervise and manage new investment professionals to participate in the Fund’s investment selection and monitoring process. The Advisors may not be able to find investment professionals in a timely manner or at all. Failure to support the Fund’s investment process could have a material adverse effect on the Fund’s business, financial condition and results of operations.

In addition, the Investment Advisory Agreement and Sub-Advisory Agreement have termination provisions that allow the parties to terminate the agreements without penalty. The Investment Advisory Agreement and the Sub-Advisory Agreement may be terminated at any time, without penalty, by the Advisor or the Sub-Advisor, respectively, upon 60 days’ notice to other party or parties thereto. If the Sub-Advisory Agreement is not continued by the Board or is terminated by the Board or the Advisor, the Investment Advisory Agreement shall be terminated at the time the Sub-Advisory Agreement is terminated. If any such agreement is terminated, it may adversely affect the quality of the Fund’s investment opportunities. In addition, in the event such agreements are terminated, it may be difficult for the Fund to replace the Advisor and/or Sub-Advisor.

Key Personnel

The Advisors depend on the diligence, skill, and network of business contacts of their professionals. The Advisors also depend, to a significant extent, on deal flow generated by these investment professionals in the course of their investment and portfolio management activities. The Fund's success depends on the continued service of such personnel. The investment professionals associated with the Advisors are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund's business and affairs. The departure of any of the senior managers of the Advisors, or a significant number of the investment professionals or partners of the Advisors' affiliates, could have a material adverse effect on the Fund's ability to achieve their investment objectives. Individuals not currently associated with the Advisors may become associated with the Fund and the performance of the Fund may also depend on the experience and expertise of such individuals. In addition, there is no assurance that the Advisors will remain the Fund's investment advisor and/or sub-advisor or that the Advisors will continue to have access to the investment professionals and partners of their affiliates and the information and deal flow generated by the investment professionals of their affiliates.

Unspecified Investments

The Advisor and Sub-Advisor each has complete discretion to select the investments for its allocated portion of the Fund’s portfolio as opportunities arise. The Fund must rely upon the ability of the Advisor and Sub-Advisor to identify and implement investments consistent with the Fund’s investment objective.

Systems and Operational

The Fund depends on the Advisor and the Sub-Advisor, respectively, to develop and implement appropriate systems for the Fund’s activities. The Fund relies heavily and on a daily basis on financial, accounting and other data processing systems to execute, clear and settle transactions across numerous and diverse markets and to evaluate certain securities, to monitor its portfolio and capital, and to generate risk management and other reports that are critical to oversight of the Fund’s activities. Certain of the Fund’s, the Advisor’s and the Sub-Advisor’s activities will be dependent upon systems operated by third parties, including prime brokers, the Administrator, market counterparties and other service providers, and the Advisor may not be in a position to verify the risks or reliability of such third-party systems. Failures in the systems employed by the Advisor, Sub-Advisor, prime brokers, the Administrator, counterparties, exchanges and similar clearance and settlement facilities and other parties could result in mistakes made in the confirmation or settlement of transactions, or in transactions not being properly booked, evaluated or accounted for. Disruptions in the Fund’s operations may cause the Fund to suffer, among other things, financial loss, the disruption of its business, liability to third parties, regulatory intervention or reputational damage. Any of the foregoing failures or disruptions could have a material adverse effect on the Fund and the Investors’ investments therein.

Fundamental Analysis

Investment decisions will be based on fundamental analysis. Data on which fundamental analysis relies may be inaccurate or may be generally available to other market participants. Fundamental market information is subject to interpretation. To the extent that the Advisor or Sub-Advisor misinterpret the meaning of certain data, the Fund may incur losses.

Investment and Due Diligence Process

Before making investments, the Advisors will conduct due diligence that they deem reasonable and appropriate based on the facts and circumstances applicable to each investment. When conducting due diligence, the Advisors may be required to evaluate important and complex business, financial, tax, accounting and legal issues. When conducting due diligence and making an assessment regarding an investment, the Advisors will rely on the resources reasonably available to them, which in some circumstances whether or not known to the Advisors at the time, may not be sufficient, accurate, complete or reliable. Due diligence may not reveal or highlight matters that could have a material adverse effect on the value of an investment.

Co-Investment Exemptive Relief

The Advisor and the Sub-Advisor have received exemptive relief from the SEC that permits the Fund to participate in certain joint transactions that otherwise may be prohibited by the provisions of Sections 17(d) of the 1940 Act. The exemptive relief permits the Fund to participate in certain privately negotiated co-investment transactions alongside certain other funds that are advised by the Advisor, the Sub-Advisor or their respective affiliates, subject to the satisfaction of certain conditions, including (i) that a majority of the Trustees of the Board who have no financial interest in the co-investment transaction and a majority of the Independent Trustees pre-approve the co-investment, and (ii) that the price, terms and conditions of the co-investment will be identical for each fund participating in a transaction pursuant to the exemptive relief. Such conditions may limit or restrict the Fund's ability to participate in a portfolio investment, including, without limitation, in the event that the available capacity with respect to a portfolio investment is less than the aggregate recommended allocations to the Fund and the other funds. In such case, the Fund may participate in such investments to a lesser extent or, under certain circumstances, may not participate in such investment.

Investment Performance of the Fund and Other Investment Vehicles May Vary Significantly

The Advisors have established, and expect to continue to establish, additional companies, partnerships or other entities, pooled investment vehicles for multiple investors, funds, separate accounts, and other entities that may have, in whole or in part, investment objectives and strategies that may be similar to or overlap with those of the Fund (collectively, “Other Investment Vehicles”). The Fund may at times compete with the Other Investment Vehicles for certain investments and the returns of each of the Other Investment Vehicles will likely differ materially from the returns of the Fund.

The results of the investment activities of the Fund may differ significantly from the results achieved by the Advisors for their own benefit and from the results achieved by Other Investment Vehicles based on the investment strategies employed by such investors.

Subject to applicable law, including the 1940 Act, Other Investment Vehicles may invest alongside the Fund. In allocating any investment opportunities, the Advisors will take into account numerous factors, including factors specific only to such Other Investment Vehicles, in their discretion. Any such investments made alongside the Fund may or may not be in proportion to the relevant commitments of the investing parties and, subject to applicable law, may involve different terms and fee structures than those of the Fund. As a result, investment returns may vary materially among the Fund and Other Investment Vehicles that invest alongside the Fund. In certain circumstances, negotiated co-investments may be made because the Fund has received an exemptive order from the SEC permitting such investment. See “Co-Investment Exemptive Relief.”

“Best-Efforts” Offering

This offering is being made on a best-efforts basis, whereby the Distributor is only required to use its best efforts to sell the Shares and has no firm commitment or obligation to purchase any of the Shares. To the extent that less than the maximum offering amount is subscribed for, the opportunity for the allocation of the Fund’s investments among various issuers and industries may be decreased, and the returns achieved on those investments may be reduced as a result of allocating all of the Fund’s expenses over a smaller capital base.

Inadequate Return

No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in its Shares.

Inadequate Network of Broker-Dealer

The success of the Fund’s continuous public offering, and correspondingly the Fund’s ability to implement its investment objectives and strategies, depends upon the ability of the Distributor to establish, operate and maintain a network of selected broker-dealers to sell the Shares. If the Distributor fails to perform, the Fund may not be able to raise adequate proceeds through the Fund’s continuous public offering to implement the Fund’s investment objectives and strategies. If the Fund is unsuccessful in implementing its investment objectives and strategies, an investor could lose all or a part of his or her investment in the Fund.

The Fund’s Investments, Investment Activities and Related Risks

General Economic Conditions and Recent Events

Difficult global credit market conditions have adversely affected the market values of equity, fixed-income, hard assets, and other securities and these circumstances may continue or even deteriorate further. The short- and longer-term impact of these events is uncertain, but could have a material effect on general economic conditions, consumer and business confidence and market liquidity. Investments made by the Fund are expected to be sensitive to the performance of the overall economy. A negative impact on economic fundamentals and consumer and business confidence would likely increase market volatility and reduce liquidity, both of which could have a material adverse effect on the performance of the Fund and these or similar events may affect the ability of the Fund to execute its strategy. The risk of loss from pricing distortions is compounded by the fact that in disrupted markets many positions become illiquid, making it difficult or impossible to close out positions against which the markets are moving. The financing available to the Fund from its banks, dealers and other counterparties is typically reduced during market disruptions. Market disruptions caused by unexpected political, military and terrorist events may from time to time cause dramatic losses for the Fund, and such events can result in otherwise historically low-risk strategies performing with unprecedented volatility and risk.

The world has been susceptible to epidemics/pandemics, most recently COVID-19, which has been designated as a pandemic by the World Health Organization. Any outbreak of COVID-19 or other existing or new epidemics/pandemics, or the threat thereof, together with any resulting restrictions on travel or quarantines imposed, has had, and will continue to have, an adverse impact on the economy and business activity globally (including in the countries in which the Fund invests), and thereby is expected to adversely affect the performance of the Fund’s investments and the Fund’s ability to fulfill its investment objectives. Furthermore, the rapid development of epidemics/pandemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, presents material uncertainty and risk with respect to the Fund and the performance of its investments.

Recently, the United States has enacted or proposed to enact significant new tariffs, and various federal agencies have been directed to further evaluate key aspects of U.S. trade policy, which could potentially lead to significant changes to current policies, treaties, and tariffs. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global trade, in particular, trade between the impacted nations and the U.S.; global financial markets’ stability; and global economic conditions. These events could, in turn, adversely affect the Fund and the performance of its investments.

Russia's recent military interventions in Ukraine have led to, and may lead to, additional sanctions being levied by the United States, European Union and other countries against Russia. Russia's military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund's investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in this Prospectus.

Equity Securities

Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities and warrants. This may include the equity securities of private equity sponsors. Common stocks and preferred stocks represent shares of ownership in a corporation. Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a corporation’s stock price. Convertible securities are debt or preferred equity securities convertible into common stock. Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities. Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible.

Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Generally, preferred shareholders have no voting rights with respect to the issuer unless distributions to preferred shareholders have not been paid for a stated period, at which time the preferred shareholders may elect a number of Trustees to the issuer’s board. Generally, once all the distributions have been paid to preferred shareholders, the preferred shareholders no longer have voting rights.

Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The Fund could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant’s or right’s expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

Publicly Traded Equity Securities Risk

Stock markets are volatile, and the prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Although common stocks have historically generated higher average total returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly underperformed relative to fixed-income securities. Common stocks of companies that operate in certain sectors or industries tend to experience greater volatility than companies that operate in other sectors or industries or the broader equity markets. For example, publicly traded equity securities of private equity funds and private equity firms tend to experience greater volatility than other companies in the financial services industry and the broader equity markets. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. A common stock may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common equity securities in which the Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers.

Other Publicly Listed Securities

The Fund may make investments in publicly listed companies whose primary business is managing investments in private markets and in publicly traded vehicles whose primary purpose is to invest in or lend capital to privately held companies.

Publicly traded private markets investments generally involve publicly listed companies that pursue the business of private equity investing, including listed private equity companies, listed funds of funds, alternative asset managers, holding companies, investment trusts, closed-end funds, financial institutions and other vehicles whose primary purpose is to invest in, lend capital to or provide services to privately held companies.

Publicly traded private markets funds are typically regulated vehicles listed on a public stock exchange that invest in private markets transactions or funds. Such vehicles may take the form of corporations, BDCs, unit trusts, publicly traded partnerships, or other structures, and may focus on mezzanine, infrastructure, buyout or venture capital investments.

Publicly traded private market investments may also include investments in publicly listed companies in connection with a privately negotiated financing or an attempt to exercise significant influence on the subject of the investment. Publicly traded private equity investments usually have an indefinite duration.

Publicly traded private market investments occupies a small portion of the private markets universe, including only a few professional investors who focus on and actively trade such investments. As a result, relatively little market research is performed on publicly traded private markets companies, only limited public data may be available regarding these companies and their underlying investments, and market pricing may significantly deviate from published net asset value. This can result in market inefficiencies and may offer opportunities to specialists that can value the underlying private markets investments.

Publicly traded private markets investments are typically liquid and capable of being traded daily, in contrast to direct investments and private equity funds, in which capital is subject to lengthy holding periods. Accordingly, publicly traded private markets transactions are significantly easier to execute than other types of private markets investments, giving investors an opportunity to adjust the investment level of their portfolios more efficiently.

Small and Middle-Market Companies

The Fund or a Private Equity Fund may invest in small or middle market companies. Investment in private and small or middle-market companies involves a number of significant risks. Generally, little public information exists about these companies, and the Fund will rely on the ability of the Advisors’ investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If they are unable to uncover all material information about these companies, they may not make a fully informed investment decision, and the Fund may lose money on its investments. In addition, small and middle-market companies frequently owned or controlled by private equity funds, may be in a state of distress or have a poor record and may be undergoing restructuring or changes in management. There can be no assurances that such restructuring or changes will be successful. Small and middle-market companies may also have limited financial resources and may be unable to meet their obligations under their loans.

In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, small and middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on one or more of the portfolio companies in which the Fund invests. Small and middle-market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of becoming obsolete.

Nature of Private Investments

The Fund’s investments will include direct and indirect investments in various companies, ventures and businesses (“Portfolio Companies”). This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. The Fund’s investments may also include Portfolio Companies that are in a state of distress or which have a poor record, and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such Portfolio Companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.

Control Investments

Although the Fund intends to focus on non-control investments, the Fund or a Private Equity Fund may make control investments. The exercise of control over a company imposes additional risks of liability for environmental damage, product defect, failure to supervise management, violation of governmental regulations and other types of liability, in which the limited liability characteristic of business operations may be ignored. The exercise of control over a portfolio investment could expose the assets of the Fund to claims by the portfolio companies underlying such investments, its security holders and its creditors. While the Advisors intend to manage the Fund to minimize exposure to these risks, the possibility of successful claims cannot be precluded.

The Fund may also be exposed to risk in connection with the disposition of these investments. When disposing of these investments, the Fund may be required to make representations and warranties about the business and financial affairs of the investments typical of those made in connection with the sale of any business, or may be responsible for the contents of disclosure documents under applicable securities law. The Fund may also be required to indemnify the purchasers of such investment or underwriters to the extent that any such representations and warranties or disclosure documents turn out to be incorrect, inaccurate or misleading. These arrangements may result in contingent liabilities, which will be borne by the Fund and such liabilities may exceed the value of the Fund’s investments.

In addition, the Fund may not be able to dispose of these investments when it desires to do so. Some of these investments may be subject to legal or contractual restrictions on resale by the Fund. In some instances, the disposition of these investments may require lengthy negotiations.

Minority Positions

The Fund may hold minority positions in issuers. Accordingly, the Fund may not be able to exercise control over such issuers. In addition, in certain situations, including where the issuer is in bankruptcy or undergoing a reorganization, minority investors may be subject to the decisions taken by majority investors and the outcome of the Fund's investment may depend on such majority-controlled decisions, which decisions may not be consistent with the Fund's objectives.

Commitment Strategy

The Fund may maintain a sizeable cash position in anticipation of funding capital calls. The overall impact on performance due to holding a portion of the investment portfolio in cash or cash equivalents could be negative.

If the Fund defaults on its unfunded commitments or fails to satisfy capital calls in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Fund’s investment. Any failure by the Fund to make timely capital contributions in respect of its unfunded commitments may (i) impair the ability of the Fund to pursue its investment program, (ii) force the Fund to borrow, (iii) cause the Fund, and, indirectly, the Shareholders, to be subject to penalties, or (iv) otherwise impair the value of the Fund’s investments.

Follow-On Investments

Following an initial investment, the Fund may make additional investments as “follow-on” investments, in order to: (i) increase or maintain in whole or in part the Fund’s equity ownership percentage; (ii) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (iii) attempt to preserve or enhance the value of the Fund’s investment. The Fund may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments.

The Fund has the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of an investment and the Fund’s initial investment, or may result in a missed opportunity for the Fund to increase its participation in a successful operation. Even if the Fund has sufficient capital to make a desired follow-on investment, it may elect not to make a follow-on investment because it may not want to increase its concentration of risk, because it prefers other opportunities or because it is inhibited by compliance with 1940 Act requirements, or compliance with the requirements for maintenance of its RIC status.

Risks Relating to Accounting, Auditing, Financial Reporting, etc.

The legal, regulatory, disclosure, accounting, auditing and reporting standards in certain of the countries in which the Fund’s investments may be made may be less stringent and may not provide the same degree of protection or information to investors as would generally apply in the United States. The accounting, auditing and financial reporting standards and practices applicable to foreign companies may be less rigorous, and there may be significant differences between financial statements prepared in accordance with those accounting standards as compared to financial statements prepared in accordance with international accounting standards. Consequently, the quality of certain foreign audits may be unreliable, which may require enhanced procedures, and the Fund may not be provided with the same level of protection or information as would generally apply in developed countries, potentially exposing the Fund to significant losses. Although the Fund will be using U.S. GAAP, the assets, liabilities, profits and losses appearing in published financial statements of the Fund’s investments may not reflect their financial position or operating results as they would be reflected under U.S. GAAP. Accordingly, the NAV of the Fund published from time to time may not accurately reflect a realistic value for any or all such investments. In addition, privately held companies may not have third-party debt ratings or audited financial statements. As a result, the Fund must rely on the ability of the Adviser to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in a privately held company. These companies and their financial information will generally not be subject to the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and other rules and regulations that govern public companies. If the Fund is unable to uncover all material information about these companies, it may not make a fully informed investment decision, and the Fund may lose money on Fund’s investments. Finally, certain Fund investments may be in Portfolio Companies that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States. Accordingly, information supplied to the Fund and the Private Equity Funds may be incomplete, inaccurate and/or significantly delayed. The Fund and the Private Equity Funds may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such Portfolio Companies, which may ultimately have an adverse impact on the NAV of the Fund.

Derivative Instruments

Some or all of the Underlying Managers (subject to applicable law) may use options, swaps, futures contracts, forward agreements and other derivatives contracts. Transactions in derivative instruments present risks arising from the use of leverage (which increases the magnitude of losses), volatility, the possibility of default by a counterparty, and illiquidity. Use of derivative instruments for hedging or speculative purposes by the Underlying Managers could present significant risks, including the risk of losses in excess of the amounts invested. The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract.

Foreign Currency and Exchange

The Fund’s Shares are denominated in U.S. dollars and will be issued in U.S. dollars. A portion of the Fund’s investments (and the income and gains received by the Fund in respect of such investments) may be denominated in currencies other than the U.S. dollar. However, the books of the Fund will be maintained, and contributions to and distributions from the Fund will generally be made, in U.S. dollars. Accordingly, changes in foreign currency exchange rates and exchange controls may materially adversely affect the value of the investments and the other assets of the Fund. For example, any significant depreciation in the exchange rate of the Euro, or any other currency in which the Fund makes investments, against the U.S. dollar, could adversely affect the value of dividends or proceeds on investments denominated in the Euro or such other currencies. In addition, the Fund will incur costs, which may be significant, in connection with the conversion of various currencies. The Advisors may hedge the foreign currency exposure of the Fund; however, the Fund will necessarily be subject to foreign exchange risks. In addition, prospective investors whose assets and liabilities are predominantly in other currencies should take into account the potential risk of loss arising from fluctuations in value between U.S. dollars and such other currencies. The Fund may enter into forward contracts to hedge exchange risk exposure.

Hedging

The Fund may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using structured financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the 1940 Act. Use of structured financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase losses. Further, hedging transactions may reduce cash available to pay distributions to Shareholders.

Economic, Political and Legal Risks

The Fund’s investments will include investments in a number of countries, including less developed countries, exposing investors to a range of potential economic, political and legal risks, which could have an adverse effect on the Fund. These may include declines in economic growth, inflation, deflation, currency revaluation, nationalization, expropriation, confiscatory taxation, governmental restrictions, adverse regulation, social or political instability, negative diplomatic developments, military conflicts, the spread of infectious diseases (including epidemics and pandemics) or other public health issues and terrorist attacks.

For instance, military conflict between Russia and Ukraine and the Israel-Hamas war could result in geopolitical instability and adversely affect the global economy or specific markets. Strategic competition between the US and China and resulting tensions have also contributed to uncertainty in the geopolitical and regulatory landscapes. Similarly, other events, including natural disasters, climate-related events, pandemics or health crises may arise from time to time and be accompanied by governmental actions that may increase international tension. Any such events and responses, including regulatory developments, may cause significant volatility and declines in the global markets, disproportionate impacts to certain industries or sectors, disruptions to commerce (including to economic activity, travel and supply chains), loss of life and property damage, and may adversely affect the global economy or capital markets, as well as Fund’s investments.

Prospective investors should note that the capital markets in countries where Fund investments are made may be significantly less developed than those in the United States. Certain investments may be subject to extensive regulation by national governments and/or political subdivisions thereof, which could prevent the Fund or the Private Equity Funds from making investments they otherwise would make or cause them to incur substantial additional costs or delays that they otherwise would not suffer. Such countries may have different regulatory standards with respect to insider trading rules, restrictions on market manipulation, shareholder proxy requirements and/or disclosure of information. In addition, the laws of various countries governing business organizations, bankruptcy and insolvency may make legal action difficult and provide little, if any, legal protection for investors, including the Fund and the Private Equity Funds. In addition, accounting and auditing standards in many markets are different, and sometimes significantly different from those applicable in the United States or Europe. There may be significant differences between financial statements prepared in accordance with those accounting standards as compared to financial statements prepared in accordance with U.S. GAAP. Any such laws or regulations may change unpredictably based on political, economic, social and/or market developments.

Eurozone Risk

The Fund may invest directly or indirectly from time to time in European companies and assets and companies and assets that may be affected by the Eurozone economy. Ongoing concerns regarding the sovereign debt of various Eurozone countries, including the potential for investors to incur substantial write-downs, reductions in the face value of sovereign debt and/or sovereign defaults, as well as the possibility that one or more countries might leave the European Union (the “EU”) or the Eurozone create risks that could materially and adversely affect the Fund's investments. Sovereign debt defaults and EU and/or Eurozone exits could have material adverse effects on the Fund’s investments in European companies and assets, such as the availability of credit to support such companies’ financing needs, uncertainty and disruption in relation to financing, increased currency risk in relation to contracts denominated in Euros and wider economic disruption in markets served by those companies, while austerity and/or other measures introduced to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. Legal uncertainty about the funding of Euro-denominated obligations following any breakup or exits from the Eurozone, particularly in the case of investments in companies and assets in affected countries, could also have material adverse effects on the Fund.

Other Investment Companies

The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objectives and permissible under the 1940 Act. Under one provision of the 1940 Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company. In some instances, the Fund may invest in an investment company in excess of these limits. For example, the Fund may invest in other registered investment companies, such as mutual funds, closed-end funds and exchange-traded funds (“ETFs”), including affiliated funds, and in BDCs in excess of the statutory limits imposed by the 1940 Act in reliance on Rule 12d1-4 under the 1940 Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part would affect or otherwise impose certain limits on the investments and operations of the underlying fund. Accordingly, if the Fund serves as an “underlying fund” to another investment company, the Fund’s ability to invest in other investment companies, private funds and other investment vehicles may be limited and, under these circumstances, the Fund’s investments in other investment companies, private funds and other investment vehicles will be consistent with applicable law and/or exemptive relief obtained from the SEC. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund. In the event the Fund invests in another affiliated fund (the “Acquired Fund”), the portion of the Fund’s Investment Management Fee equal to the advisory fee payable to the Acquired Fund (based on average daily net assets invested) is waived.

Certain money market funds that operate in accordance with Rule 2a-7 under the 1940 Act float their net asset value while others seek to reserve the value of investments at a stable net asset value (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed, and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee).

ETFs and Other Exchange-Traded Investment Vehicles

The Fund may invest, subject to applicable regulatory limits, in the securities of ETFs and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (collectively, “exchange-traded investment vehicles”). When investing in the securities of exchange-traded investment vehicles, the Fund will be indirectly exposed to all the risks of the portfolio securities or other financial instruments they hold. The performance of an exchange-traded investment vehicle will be reduced by transaction and other expenses, including fees paid by the exchange-traded investment vehicle to service providers. ETFs are investment companies that are registered as open-end management companies or unit investment trusts. The limits that apply to the Fund’s investment in securities of other investment companies generally apply also to the Fund’s investment in securities of ETFs.

Shares of exchange-traded investment vehicles are listed and traded in the secondary market. Many exchange-traded investment vehicles are passively managed and seek to provide returns that track the price and yield performance of a particular index or otherwise provide exposure to an asset class (e.g., currencies or commodities). Although such exchange-traded investment vehicles may invest in other instruments, they largely hold the securities (e.g., common stocks) of the relevant index or financial instruments that provide exposure to the relevant asset class. The share price of an exchange-traded investment vehicle may not track its specified market index, if any, and may trade below its NAV. An active secondary market in the shares of an exchange-traded investment vehicle may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions, or other reasons. There can be no assurance that the shares of an exchange-traded investment vehicle will continue to be listed on an active exchange.

Closed-End Fund Risk

The Fund may invest in closed-end funds. Closed-end funds are subject to various risks, including management’s ability to meet the closed-end fund’s investment objective and to manage the closed-end fund’s portfolio during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change.

Shares of closed-end funds frequently trade at a discount from their net asset value in the secondary market. This risk is separate and distinct from the risk that the net asset value of closed-end funds shares may decrease. The amount of such discount from net asset value is subject to change from time to time in response to various factors.

Certain closed-end funds may employ the use of leverage in their portfolios through the issuance of preferred stock. While leverage often serves to increase the yield of a closed-end fund, this leverage also subjects the closed-end fund to increased risks, including the likelihood of increased volatility and the possibility that the closed-end fund’s common share income will fall if the dividend rate on the preferred shares or the interest rate on any borrowings rises. In addition, closed-end funds are subject to their own annual fees and expenses, including a management fee. Such fees reduce the potential benefits associated with owning a closed-end fund and are in addition to the Fund’s expenses.

Hedge Funds

The Fund may invest in private investment funds, or “hedge funds,” which pursue alternative investment strategies. Hedge funds often engage in speculative investment practices such as leverage, short-selling, arbitrage, hedging, derivatives, and other strategies that may increase investment loss. Hedge funds can be highly illiquid, are not required to provide periodic pricing or valuation information to investors, and often charge high fees that can erode performance. Additionally, they may involve complex tax structures and delays in distributing tax information. A shareholder will also bear fees and expenses charged by the underlying hedge funds in addition to the Fund’s direct fees and expenses, thereby increasing indirect costs and potentially reducing returns to shareholders. There can be no assurance that the investment objective of a hedge fund will be achieved. A hedge fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such fund at a time that is unfavorable. In addition, one hedge fund may buy the same securities that another investment fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. Moreover, certain hedge fund managers charge performance-based fees that may create an incentive to invest hedge fund assets in investments that are riskier or more speculative than the investments the managers would have selected in the absence of a performance fee.  Because of the speculative nature of a hedge fund’s investments and trading strategies, the Fund may suffer a significant or complete loss of its invested capital in one or more hedge funds.

Special Risks of Investing in Private Equity Investments; Reliance on Underlying Managers

Risks of Private Equity Strategies

The Fund’s investment portfolio will include investments in Private Equity Funds, which will hold securities issued primarily by private companies. Operating results for private companies in a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk that can result in substantial losses.

●	Buyout Investments Risks. Buyout transactions may result in new enterprises that are subject to extreme volatility, require time for maturity and may require additional capital. In addition, they frequently rely on borrowing significant amounts of capital, which can increase profit potential but at the same time increase the risk of loss. Leveraged companies may be subject to restrictive financial and operating covenants. The leverage may impair the ability of these companies to finance their future operations and capital needs. Also, their flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money was not used. Although these investments may offer the opportunity for significant gains, such buyout investments involve a high degree of risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may not be as leveraged.

●	Venture Capital Risks. Venture capital investments are in private companies that have limited operating history, are attempting to develop or commercialize unproven technologies or to implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of risk that can result in substantial losses, which risks generally are greater than the risks of investing in public or private companies that may be at a later stage of development.

●	Special Situations Risks. The Fund or a Private Equity Fund may provide financing to companies involved in (or the target of) acquisition attempts or tender offers or companies involved in work-outs, liquidations, spin-offs, reorganizations, bankruptcies and similar transactions. In any investment transaction involving any such type of business enterprise, there exists the risk that the transaction in which such business enterprise is involved either will be unsuccessful, will take considerable time or will result in a distribution of cash or a new security the value of which will be less than the purchase price paid by the Fund or a Private Equity Fund of the security or other financial instrument in respect of which such distribution is received. Similarly, if such an anticipated transaction does not in fact occur, the Fund or a Private Equity Fund may lose all or a material portion of its investment. All of these events could have a material adverse effect on the value of the investments.

Investments in Private Equity Funds Generally

Because the Fund invests in multiple Private Equity Funds and Co-Investments, investment in the Fund will be affected by the investment policies and decisions of the Underlying Manager of each Private Equity Fund or Co-Investment in direct proportion to the amount of Fund assets that are invested in such vehicle. The value of the Fund’s assets may fluctuate in response to, among other things, various market and economic factors related to the markets in which the Funds invest and the financial condition and prospects of issuers in which the Funds invest. Certain risks related to the investment strategies and techniques utilized by the Underlying Managers are described under “RISKS OF INVESTING IN PRIVATE EQUITY INVESTMENTS; RELIANCE ON UNDERLYING MANAGERS.”

Private Investment Funds

The Fund will invest in private investment funds that are not registered as investment companies. As a result, the Fund as an investor in these funds will not have the benefit of certain protections afforded to investors in registered investment companies. The Fund may not have the same amount of information about the identity, value, or performance of the private investment funds' investments as such private investment funds' managers. Investments in private investment funds generally will be illiquid and generally will not have withdrawal rights and will not be able to be transferred without the consent of the fund. The Fund may be unable to liquidate its investment in a private investment fund when desired (and may incur losses as a result), or may be required to sell such investment regardless of whether it desires to do so. Upon a private equity fund’s liquidation, the Fund may receive securities that are illiquid or difficult to value. The fees paid by private investment funds to their advisers and general partners or managing members often are higher than those paid by registered funds and generally include a percentage of gains. The Fund will bear its proportionate share of the management fees and other expenses that are charged by a private investment fund in addition to the management fees and other expenses paid by the Fund.

Multiple Levels of Fees and Expenses

Although in many cases investor access to Private Equity Funds may be limited or unavailable, an investor who meets the conditions imposed by a Private Equity Fund may be able to invest directly with the Private Equity Fund. By investing in Private Equity Funds indirectly through the Fund, the investor bears asset-based fees and performance-based fees and allocations. Moreover, investors in the Fund bear a proportionate share of the fees and expenses of the Fund (including organizational and offering expenses not paid by the Advisor, Sub-Advisor, operating costs, sales charges, brokerage transaction expenses, and administrative fees) and, indirectly, similar expenses of the Private Equity Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in a Private Equity Fund directly or in a closed-end fund that did not invest in Private Equity Funds.

Most of the Private Equity Funds are subject to a performance-based fee or allocation, irrespective of the performance of other Private Equity Funds and the Fund generally. Accordingly, an Underlying Manager to a Private Equity Fund with positive performance may receive performance-based compensation from the Private Equity Fund, and thus indirectly from the Fund and its Shareholders, even if the Fund’s overall performance is negative. The Private Equity Funds in which the Fund intends to invest generally charge a management fee of 1.00% to 2.00% based on the original cost of their investments, and performance or incentive fees or allocations are typically 10% to 20% of a Private Equity Fund’s net profits annually, although it is possible that such amounts may be exceeded for certain Underlying Managers. The performance-based compensation received by an Underlying Manager also may create an incentive for that Underlying Manager to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based allocation. Such compensation may be based on calculations of realized and unrealized gains made by the Underlying Manager without independent oversight.

Investors that invest in the Fund through financial advisers or intermediaries may also be subject to account fees or charges levied by such parties. Prospective investors should consult with their respective financial advisers or intermediaries for information regarding any fees or charges that may be associated with the services provided by such parties.

Blind Pools

With respect to a Primary Investment in a Private Equity Fund, it is unlikely that the Private Equity Fund will have identified, at the time of the Fund’s investment, all (or any) of the portfolio companies in which it will invest over their lifetime prior to the time the Fund makes its investment. Consequently, the Sub-Advisor must decide whether to invest in the Private Equity Fund without an opportunity to evaluate the manner in which the proceeds of the offering will be invested or the business and economic merits of all of the underlying portfolio companies ultimately selected by the Underlying Managers.

Investment Delays

Delays in investing the Fund’s assets may occur (i) because of the time typically required to complete private equity transactions (which may be considerable), (ii) because certain Private Equity Investments selected by the Fund or the Sub-Advisor may provide infrequent opportunities to purchase their securities, and/or (iii) because of the time required for Underlying Managers to invest the amounts committed by the Fund. Delays in investing the net proceeds of the offering of Shares may impair the Fund’s performance. The Fund cannot assure you it will be able to identify any investments that meet its investment objective or that any investment that the Fund makes will produce a positive return. The Fund may be unable to invest the net proceeds of the Fund’s offering on acceptable terms within the time period that the Fund anticipates or at all, which could harm the Fund’s financial condition and operating results.

Expedited Transactions

Investment analyses and decisions by the Sub-Advisor, especially in the context of Co-Investments, may frequently be required to be undertaken on an expedited basis to take advantage of investment opportunities. In such cases, the information available to the Sub-Advisor at the time an investment decision is made may be limited, and the Sub-Advisor may not have access to detailed information regarding the potential investments. Therefore, no assurance can be given that the Sub-Advisor will have knowledge of all facts and circumstances that may adversely affect a Fund investment.

Lack of Uniform Reporting Standards for Private Equity Funds

Private Equity Funds and Co-Investments utilize divergent reporting standards that may make it difficult for the Sub-Advisor to assess accurately the prior performance of the sponsor of a potential Private Equity Fund or Co-Investment. In addition, such reporting variances may affect the ability of the Sub-Advisor to accurately value and monitor Fund investments. Such variances typically involve the calculation of the internal rate of return on investment. For example, a Private Equity Fund’s calculation of the internal rate of return on investment may vary depending on whether the calculation includes fees due to its general partner or manager and the fund’s expenses.

Valuation

There are various conflicts of interest associated with the valuation of the Fund’s interests in Private Equity Funds and Co-Investments, in particular, higher valuations of its assets may result in increased fees. In addition, inflated valuations may result in better performance which may assist in marketing for the Advisor and Sub-Advisor. Conflicts of interest may be heightened in the case of assets that do not have readily ascertainable market values. To address these conflicts, each of the Advisor and Sub-Advisor has adopted and implemented policies and procedures for the valuation of client investments, including the Investment Committee’s oversight of the valuations process, and the review of fair-valued investments.

The Fund’s investments may also be difficult to value because it may be relatively difficult for the Fund to obtain reliable valuations of Private Equity Funds, Co-Investments and the underlying portfolio companies in which they invest. In most cases, the Fund will rely on the Underlying Managers’ valuations. Prospective investors should be aware that situations involving uncertainties as to valuation of assets held by the Fund could have an adverse effect on the returns of the Fund.

Illiquid Investments

Private Equity Investments are investments in the securities of companies which are not publicly traded at the time of investment. These investments may be difficult to value and sell, or otherwise liquidate, and the risk of investing in such non-public companies is generally much greater than the risk of investing in publicly traded companies. Companies whose securities are not publicly traded are not subject to the same disclosure and reporting requirements that are generally applicable to companies with publicly traded securities, nor is the trading of such non-publicly traded securities regulated by any government agency. Accordingly, the protections accorded by such regulation are not available in making such investments. To the extent that there is no liquid trading market for particular investments, an Underlying Manager may be unable to liquidate such investments or may be unable to do so at a profit. In addition, in certain circumstances governmental or regulatory approvals may be required for a Private Equity Fund or Co-Investment vehicle to dispose of an investment, or the Underlying Manager may be prohibited by contract or for legal or regulatory reasons from selling an illiquid investment for a period of time.

Investments in Private Equity Securities. While Private Equity Investments offer the opportunity for significant gains, such investments also involve a high degree of business and financial risk and can result in substantial losses. Among these risks are the general risks associated with investing in companies with the need for substantial additional capital to support expansion or to achieve or maintain a competitive position. Such companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and service capabilities, and a larger number of qualified managerial and technical personnel. In all such cases, the Fund will be subject to the risks associated with the underlying businesses engaged in by portfolio companies held by Private Equity Funds and Co-Investments.

Investments in Mezzanine Debt Securities. One or more Private Equity Funds may invest in mezzanine debt securities, which generally will have ratings or implied or imputed ratings below investment grade. While mezzanine investments may be structured to offer the opportunity for downside protection and upside potential, such investments involve substantial risks. Mezzanine debt securities will be obligations of corporations, partnerships, or other entities that are generally unsecured, typically are subordinated to other obligations of the obligor, and generally have greater credit and liquidity risk than is typically associated with investment grade corporate obligations. Accordingly, the risks associated with mezzanine debt securities include a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions (including a sustained period of rising interest rates or an economic downturn) may adversely affect the obligor’s ability to pay principal and interest on its debt. Many obligors on mezzanine debt securities are highly leveraged, and specific developments affecting such obligors, including reduced cash flow from operations or the inability to refinance debt at maturity, may also adversely affect such obligors’ ability to meet debt service obligations. Mezzanine debt securities are often issued in connection with leveraged acquisitions or recapitalizations, in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. Default rates for mezzanine debt securities have historically been higher than has been the case for investment grade securities.

Risks Associated with Bridge Financings. Certain Private Equity Funds may provide bridge financing in connection with one or more of their equity investments. As a result, such Funds will bear the risk of any changes in the capital markets which may adversely affect the ability of such Fund to refinance any bridge investments. If a Fund were unable to complete a refinancing, such Fund could have a long-term investment in a junior security or that junior security might be converted to equity.

“J-Curve” Effect. The Fund’s investments in the initial round of funding of a Private Equity Fund will be more susceptible to the “J-curve” effect due to the common practice of paying management fees and start-up costs out of early drawdowns, before the portfolio has had time to recognize value enhancement at its underlying investments. This effect may negatively or positively impact the returns of the Fund.

Termination of the Fund’s Interest in a Private Equity Fund. Subject to the terms of its limited partnership agreement and related formation documents, a Private Equity Fund could, among other things, terminate the Fund’s interest in that Private Equity Fund if the Fund fails to timely satisfy any capital call by that Private Equity Fund or if the continued participation of the Fund in the Private Equity Fund would have a material adverse effect on the Private Equity Fund or its assets.

Leverage Risk. Private Equity Funds typically have the power to borrow funds and utilize leverage through various methods and may do so when deemed appropriate by the Underlying Manager, in order to make investments, to pay expenses and to satisfy withdrawals that would otherwise result in the premature liquidation of private equity investments. Such leverage may be substantial.

Private Equity Funds may borrow funds from brokers, banks and other lenders with no limit on the amount of leverage that may be utilized. The use of leverage can dramatically magnify both gains and losses, increasing the possibility of a total loss of investment. The level of interest rates generally, and the rates at which the Fund and Private Equity Funds can borrow in particular, can affect the operating results of their portfolios. Any restriction on the availability of credit from lenders could adversely affect the Private Equity Funds’, and thus the Fund’s, performance.

Trading in Non-U.S. Companies and Markets. Some Private Equity Funds in which the Fund invests may themselves invest in non-U.S. companies. Trading in the securities of non-U.S. companies involves certain considerations not usually associated with trading in securities of U.S. companies, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gains or other income; the small size of the some markets in foreign countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict investment opportunities. In addition, accounting and financial reporting standards that prevail in foreign countries generally are not equivalent to United States standards and, consequently, less information may be available to investors in companies located in foreign countries than is available to investors in companies located in the United States.

Reliance on Management of Private Equity Funds

The Fund will be investing in Private Equity Funds (including Co-Investments) that are generally managed by independent managers. The Fund will not have any role in the day-to-day management of the Private Equity Funds or the Underlying Managers. Moreover, the Fund will typically not have the opportunity to evaluate the specific investments made by any Private Equity Fund even if the Fund is represented on the advisory committee or similar investor body of such fund. Accordingly, the returns of the Fund will primarily depend on the efforts and performance results obtained by the independent managers and other investment personnel of these Private Equity Funds and could be substantially adversely affected by the unfavorable performance of, or an inability to retain, such independent managers. Moreover, the historical performance of the independent managers is not a guarantee or prediction of the future performance of a Private Equity Fund investment. Co-Investments will be made through special purpose vehicles. Typically, an independent manager will make decisions for the special purpose vehicle.

Underlying Manager’s Misconduct or Bad Judgment

The Fund ordinarily will not have custody or control over the assets it allocates to any Private Equity Fund or Co-Investment. As a result, it will be difficult, and likely impossible, for the Sub-Advisor to protect the Fund from the risk of an Underlying Manager engaging in fraud, misrepresentation or simple bad judgment in those circumstances. Among other things, an Underlying Manager could divert or abscond with the assets allocated to it, fail to follow its stated investment strategy and restrictions, issue false reports or engage in other misconduct. This could result in serious losses to the Fund.

Wide Investment Discretion

The governing documents of the Private Equity Funds in which the Fund invests typically do not impose significant restrictions on the manner in which their portfolio managers could invest, and often will permit the portfolio managers to invest in a broad range of securities and other financial instruments. As a result, the Private Equity Funds used by the Fund may from time to time modify their investment strategies in response to changing market conditions, in some cases without notice to the Fund. Any such modification could involve changes in the types of securities and other instruments an Underlying Manager uses to implement its strategy. There can be no assurance that any such modification would be successful or not result in losses to the Fund.

Lack of Information Concerning Underlying Managers

The Sub-Advisor may not learn of significant structural events affecting an Underlying Manager, such as personnel changes, major asset withdrawals/redemptions or substantial capital growth, until after the fact.

The Sub-Advisor will conduct a level of due diligence that it believes is adequate to select the appropriate Private Equity Investments. However, due diligence is not infallible and may not uncover problems associated with a particular Private Equity Investment, Underlying Manager, or those who provide accounting, audit, brokerage, custody or other services to the Private Equity Investment. The Sub-Advisor may rely upon representations made by Underlying Managers and, if any representation is misleading, incomplete, or false, it may result in that selection of Underlying Managers that might otherwise have been eliminated from consideration had complete information been made available.

Sole Principal or Portfolio Manager

Some of the Underlying Managers to which the Fund may allocate capital may consist of only one or a limited number of principals, portfolio managers and other key employees. If the services of any of such principals or employees became unavailable (for example, by reason of death, disability, severance or retirement), the Private Equity Investment, and thus the Fund, could sustain losses.

Competition

The Private Equity Funds will engage in investment strategies which are highly competitive with other private equity fund sponsors, investment banks, broker/dealers, commercial banks, insurance companies and pension funds, as well as family offices and sovereign investment funds, all of whom may have investment objectives similar to those of the Private Equity Funds. These competitors may have substantially greater resources and substantially greater experience than the Private Equity Funds. Such competition may negatively impact the performance of the Fund.

Portfolio Company Deal Flow

Private Equity Funds employ a variety of strategies including buyout, growth equity and venture capital, including continuation vehicles of private equity funds and private equity fund interests acquired on the secondary market. The deal flow marketplace relied upon by Private Equity Funds to execute their strategies (including the opportunities for Co-Investments) has become increasingly competitive. Intermediation by financial intermediaries has increased, substantial amounts of funds have been dedicated to making investments in the private sector, and the competition for investment opportunities is at historically high levels. There is no assurance that investments by Private Equity Funds can be located in sufficient quantity to allow all of the capital commitments to be drawn within their respective investment periods. Market and other conditions may require the Fund or a Private Equity Fund to make investments that offer a lower rate of return or involve a higher degree of risk than described herein or in a Private Equity Fund’s offering documents.

New Private Equity Funds

Some Private Equity Funds may be new or relatively new ventures and have little or no operating history upon which their performance can be evaluated.

Risk of Litigation

Private Equity Funds and Co-Investments could become involved in litigation which would be expensive and time consuming to resolve. In addition, the Fund may agree to indemnify certain of the Private Equity Funds (including Co-Investments), the Underlying Managers and their affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Private Equity Fund or Co-Investment. If the Fund were required to make payments (or return distributions received) in respect of any such indemnity, the Fund could be materially adversely affected.

Private Equity Funds’ Fees and Expenses

Investors are responsible not only for the payment of Fund Expenses, but also for the management fees, carried interest, and other fees charged by the Private Equity Investments in which the Fund invests, as well as the expenses of those Private Equity Investments. While the Sub-Advisor intends for the Private Equity Investments to have reasonable fees and other compensation payable to the Underlying Manager, the Fund will ultimately have no control over expenses incurred by the Private Equity Investments that are paid from the Fund’s invested capital. The fees and expenses that the investors pay in the aggregate may be higher than what they would pay if they invested directly in the Private Equity Funds, or in the securities in which those Private Equity Investments invest.

Early Termination of Private Equity Funds’ Investment Period

If the Private Equity Funds in which the Fund invests terminate their investment periods earlier than anticipated, the Fund will likely not have its capital invested for as long as planned, which could have a negative effect on the Fund’s returns.

Changes in Amount of Assets Under Management

The Fund may invest with Underlying Managers who are experiencing a major change in the assets they manage. It is not known what effect, if any, an increase or decrease in the amount of assets under management will have on their investment strategies or investment results, but it could impair the ability of their strategies and operations to perform up to historical levels.

Custody Risk; Failure of Custodians

There are risks involved in dealing with the banks, broker-dealers and other custodians who hold cash and securities of the Fund and Private Equity Investments. There is no guarantee that these will not become bankrupt or insolvent. While both the U.S. Bankruptcy Code and the Securities Investor Protection Act of 1970 seek to protect customer property in the event of a bankruptcy, insolvency, failure, or liquidation of a custodian, there is no certainty that, in the event of a failure of a custodian, the Fund would not incur losses due to its assets being unavailable for a period of time, the ultimate receipt of less than full recovery of its assets, or both. Financial difficulty, fraud or misrepresentation at one of these institutions could impair the operational capabilities or capital position of the Fund.

Inability to Vote

To the extent that the Fund owns less than 5% of the voting securities of a Private Equity Fund or Co-Investment, it may be able to avoid that any such Private Equity Fund or Co-Investment is deemed an “affiliated person” of the Fund for purposes of the 1940 Act (which designation could, among other things, potentially impose limits on transactions with the Private Equity Funds or Co-Investments, both by the Fund and other clients of the Advisors). To limit its voting interest in certain Private Equity Fund or Co-Investment, the Fund may enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interests in a Private Equity Fund or Co-Investment. These voting waiver arrangements may increase the ability of the Fund and other clients of the Advisors to invest in certain Private Equity Fund or Co-Investment. However, to the extent the Fund contractually forgoes the right to vote the securities of a Private Equity Fund or Co-Investment, the Fund will not be able to vote on matters that require the approval of such Private Equity Fund or Co-Investment’s investors, including matters which may be adverse to the Fund’s interests.

There are, however, other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the 1940 Act with respect to affiliated transactions could apply in certain situations where the Fund owns less than 5% of the voting securities of a Private Equity Fund or Co-Investment. If the Fund is considered to be affiliated with a Private Equity Fund or Co-Investment, transactions between the Fund and such Private Equity Fund or Co-Investment may, among other things, potentially be subject to the prohibitions of Section 17 of the 1940 Act notwithstanding that the Fund has entered into a voting waiver arrangement.

Additional Risks Pertaining to Secondary Investments and Co-Investments

Expenditure of Additional Costs and Resources. The costs and resources required to investigate the commercial, tax and legal issues relating to Secondary Investments and Co-Investments may be greater than those relating to primary investments.

Contingent Liabilities Associated with Funds Acquired in Secondary Investments. Where the Fund acquires a Private Equity Fund interest as a Secondary Investment, the Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller of a Private Equity Fund interest has received distributions from the Private Equity Fund and, subsequently, the Private Equity Fund recalls any portion of such distributions, the Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions. While the Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the Private Equity Fund, there can be no assurance that the Fund would prevail in any such claim.

Limited Selectivity with Secondary Investments. The Fund could purchase certain Secondary Investments as a group and the Fund may not be able to carve out from such purchases those investments that the Advisor and Sub-Advisor considers (for commercial, tax, legal, or other reasons) less attractive.

Purchases of Secondary Investments Based on Available Information. The overall performance of the Fund’s Secondary Investments will depend in large part on the acquisition price paid for such secondary investments, which may be negotiated based on incomplete or imperfect information.

Secondary Investments - Admission as a Partner. Admission as a partner or member to a Private Equity Fund typically requires the approval of such Private Equity Fund’s general partner or managing member. There can be no assurances that admission would be granted in connection with a Secondary Investment. In such situation, the Fund would have (i) a non-voting economic interest in the Private Equity Fund; (ii) limited, if any, access to Private Equity Fund information; and (iii) limited, if any, ability to enforce the Fund’s rights as an investor.

Risks Relating to Secondary Investments Involving Syndicates. The Fund may acquire Secondary Investments as a member of a purchasing syndicate, in which case the Fund may be exposed to additional risks including (among other things): (i) counterparty risk, (ii) reputation risk, (iii) breach of confidentiality by a syndicate member and (iv) execution risk. A purchasing syndicate is a group of investors who work together to buy Secondary Investments, sharing the costs and benefits.

Risks Associated with Co-Investments. The Fund will make Co-Investments alongside Private Equity Funds managed by independent Underlying Managers. Co-Investments will be subject to additional risk factors as compared to Private Equity Funds making multiple investments. Co-Investments will ordinarily provide exposure to only one underlying portfolio company and are therefore substantially less diversified as compared to a traditional investment fund. There can be no assurance that the Fund’s investments in Funds structured as co-investments will be successful and/or will not suffer losses. The Fund’s exposure to Co-Investments could be substantial.

Illiquidity of Private Equity Investments and Co-Investments. The Fund will make secondary investments in Private Equity Funds and Co-Investments which are illiquid and subject to substantial restrictions on transfer. The illiquidity of these interests may adversely affect the Fund were it to have to sell interests at an inopportune time or price in order to maintain liquidity in connection with a repurchase offer or impact the Fund’s ability to make a semi-annual repurchase offer. In addition, the Fund may receive from a Private Equity Fund or Co-Investment an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of, with similar risks.

Other Investments and Related Risks

Changes in LIBOR

Certain London Interbank Offered Rates (“LIBORs”) were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. The 1-, 3- and 6-month U.S. dollar LIBOR settings will continue to be published using a synthetic methodology until at least September 2024. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Although the transition away from LIBOR has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. All of the aforementioned may adversely affect the Fund or a Private Equity Fund’s performance or NAV.

PIPEs

The Fund may make private investments in public companies whose stocks are quoted on stock exchanges or which trade in the over-the-counter (“OTC”) securities market, a type of investment commonly referred to as a “PIPE” transaction. PIPE transactions will generally result in the Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. The Fund’s ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Even if the Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities.

Counterparty

Some of the markets in which the Fund may effect transactions are OTC or “interdealer” markets. The participants in such markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange-based” markets. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. The Fund is not restricted from dealing with any particular counterparty or from concentrating any or all of its transactions with one counterparty. Moreover, the Fund’s internal credit function, which evaluates the creditworthiness of its counterparties, may prove insufficient. The lack of a complete and “foolproof” evaluation of the financial capabilities of the Fund’s counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund. In addition, the Fund is expected to use counterparties located in various jurisdictions outside the United States. Such local counterparties are subject to various laws and regulations in various jurisdictions that are designed to protect their customers in the event of their insolvency. However, the practical effect of these laws and their application to the Fund’s assets are subject to substantial limitations and uncertainties. Because of the large number of entities and jurisdictions that may be involved and the range of possible factual scenarios involving the insolvency of a counterparty, it is impossible to generalize about the effect of their insolvency on the Fund and its assets. Investors should assume that the insolvency of any counterparty would result in a loss to the Fund, which could be material.

The Fund is also subject to the risk of failure of any of the exchanges on which its positions trade or of their clearinghouses. Because securities owned by the Fund that are held by broker-dealers are generally not held in the Fund’s name, the bankruptcy of any such broker-dealer could have a greater adverse impact on the Fund than if such securities were registered in the Fund’s name.

Short Selling

The Fund’s investment program may include short selling. Short selling involves selling securities which may or may not be owned by the seller and borrowing the same securities for delivery to the purchaser, with an obligation to return the borrowed securities to the lender at a later date. Short selling allows the seller to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities and may be an important aspect of certain of the investment strategies of the Fund. The extent to which the Fund engages in short sales will depend upon its investment strategy and perception of market direction. A short sale creates the risk of a theoretically unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost to the Fund of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase at the time the Fund desires to close out such short position. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. In addition, reporting requirements and limitations on the short selling of securities could interfere with the ability of the Fund to execute certain aspects of its investment strategies, including its ability to hedge certain exposures and execute transactions to implement its risk management guidelines, and any such limitations may adversely affect the performance of the Fund.

Options

The Fund may purchase and sell (“write”) options on equities on national and international securities exchanges and in the domestic and international OTC market. The seller (“writer”) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security, plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing its entire investment in the put option. If the buyer of the put holds the underlying security, the loss on the put will be offset in whole or in part by any gain on the underlying security.

The writer of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the value of the underlying security less the premium received and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The buyer of a call option assumes the risk of losing its entire investment in the call option. If the buyer of the call sells short the underlying security, the loss on the call will be offset, in whole or in part, by any gain on the short sale of the underlying security. Options may be cash settled, settled by physical delivery or by entering into a closing purchase or closing sale transaction. In entering into a closing purchase transaction, the Fund may be subject to the risk of loss to the extent that the premium paid for entering into such closing purchase transaction exceeds the premium received when the option was written.

Stock Index and Market Options

The Fund may also purchase and sell call and put options on stock indices and ETFs listed on national securities exchanges or traded in the OTC market for the purpose of realizing its investment objectives or for the purpose of hedging its portfolio. A stock index or ETF fluctuates with changes in the market values of the stocks included in the index or ETF. The effectiveness of purchasing or writing stock index or ETF options for hedging purposes will depend upon the extent to which price movements in the Fund’s portfolio correlate with price movements of the stock indices or ETFs selected. Because the value of an index or ETF option depends upon movements in the level of the index or ETF rather than the price of a particular stock, whether the Fund will realize gains or losses from the purchase or writing of options on indices or ETFs depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices or ETFs, in an industry or market segment, rather than movements in the price of particular stocks. Accordingly, successful use by the Fund of options on stock indices or ETFs will be subject to the ability of the Advisors to correctly predict movements in the direction of the stock market generally or of particular industries or market segments. This requires different skills and techniques than predicting changes in the price of individual stocks.

Foreign Currency Transactions

The Fund may engage in foreign currency transactions for a variety of purposes, including “locking in” the U.S. dollar price of a security between trade and settlement date, or hedging the U.S. dollar value of securities held in the Fund. The Fund may also engage in foreign currency transactions for non-hedging purposes to generate returns.

Foreign currency transactions may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. Foreign currency transactions may involve the Fund agreeing to exchange an amount of a currency it does not currently own for another currency at a future date. The Fund would typically engage in such a transaction in anticipation of a decline in the value of the currency it sells relative to the currency that the Fund has contracted to receive in the exchange. The Fund’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

The Fund may enter into forward contracts for hedging and non-hedging purposes in pursuing its investment objective. Forward contracts are transactions involving an obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Fund anticipates purchasing or selling a non-U.S. security. This technique would allow the Fund to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of an existing holding of non-U.S. securities. Imperfect correlation may exist, however, between the non-U.S. securities holdings of the Fund, and the forward contracts entered into with respect to those holdings. In addition, forward contracts may be used for non-hedging purposes, such as when the Fund anticipates that particular non-U.S. currencies will appreciate or depreciate in value. Generally, the Fund is subject to no requirement that it hedges all or any portion of its exposure to non-U.S. currency risks, and there can be no assurance that hedging techniques will be successful if used.

Other Derivatives

The Fund may take advantage of opportunities in the area of swaps, options on various underlying instruments and certain other customized derivative instruments. In addition, the Fund may take advantage of opportunities with respect to certain other derivative instruments which are not presently contemplated for use by the Fund or which are currently not available. Derivative instruments contain much greater leverage than do non-margined purchases of the underlying instrument in as much as only a very small portion of the value of the underlying instrument is required to be deposited as collateral in order to effect such investments. If the counterparty to such a swap defaults, the Fund would lose any collateral deposits made with the counterparty in addition to the net amount of payments that it is contractually entitled to receive under the swap. Many derivatives instruments are traded on a principal to principal basis, in which performance with respect to such instruments is the responsibility of only the parties to the contract, and not of any exchange or clearinghouse. As a result, many of the protections afforded to participants on organized exchanges and in a regulated environment are not available in connection with these transactions and the Fund will be subject to counterparty risk relating to the inability or refusal of a counterparty to perform such derivatives contracts. If the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses to the Fund. Other risks may include market risk, liquidity risk, legal risk and operations risk. Special risks may apply to instruments which are invested in by the Fund in the future which cannot be determined at this time or until such instruments are developed or invested in by the Fund. For example, such derivative instruments are expected to be highly illiquid and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a material adverse manner. If the Fund seeks to participate through the use of such derivative instruments, the Fund will not acquire any voting interests or other shareholder rights that would be acquired with a direct investment in the underlying securities or financial instruments. Accordingly, the Fund will not participate in matters submitted to a vote of the shareholders. In addition, the Fund may not receive all of the information and reports to shareholders that the Fund would receive with a direct investment. Further, the Fund will pay the counterparty to any such derivative instrument structuring fees and ongoing transaction fees, which will reduce the investment performance of the Fund. Finally, certain aspects of the appropriate U.S. federal income tax treatment of such derivative instruments are uncertain and, the Fund’s U.S. federal income tax treatment of such instruments may prove to be not supported. Recent financial reform legislation may require the Fund to comply with margin requirements and with certain clearing and trade-execution requirements in connection with its derivative activities, although the full application of those provisions is uncertain at this time. The financial reform legislation may also require the counterparties to the Fund’s derivative instruments to spin off some of their derivatives activities to a separate entity, which may not be as creditworthy as the Fund’s current counterparty. The new legislation and any new regulations could significantly increase the cost of derivative contracts (including through requirements to post collateral which could adversely affect the Fund’s available liquidity), materially alter the terms of derivative contracts, reduce the availability or desirability of derivatives, reduce the ability to monetize or restructure existing derivative contracts, and increase the Fund’s exposure to less creditworthy counterparties. In particular, the Dodd-Frank Act amendments to the Advisers Act require a large proportion of transactions in the derivatives markets to be conducted on a SEF. The impact of the SEFs on transaction liquidity and pricing cannot be determined at this time. Currently, the clearing mandate applies to certain interest rate and credit index swaps, as discussed above (see “Credit Derivative Transactions”). Swaps that are not cleared through registered clearinghouses are potentially subject to regulations including increased mandatory margin requirements without the benefit of protections afforded to participants in cleared swaps (e.g., centralized counterparty, guaranteed funds and customer asset segregation). Price movements of futures and options contracts and payments pursuant to swap agreements are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The value of futures, options and swap agreements also depends upon the price of the commodities underlying them. Therefore, many of the risks applicable to trading the underlying asset are also applicable to derivatives trading.

In late October 2020, the SEC adopted Rule 18f-4 related to the use of derivatives and certain other transactions by registered investment companies that will, at the time of the compliance date, rescind and withdraw the guidance of the SEC and the SEC staff regarding asset segregation and coverage. Under Rule 18f-4, the Fund will need to trade derivatives and other transactions that potentially create senior securities (except reverse repurchase agreements) subject to a value-at-risk ("VaR") leverage limit, certain other testing and derivatives risk management program requirements and requirements related to board reporting. These new requirements will apply unless the Fund qualifies as a "limited derivatives user," as defined in Rule 18f-4. Reverse repurchase agreements will continue to be subject to the current asset coverage requirements, and a fund trading reverse repurchase agreements will need to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund's asset coverage ratio (unless the fund determines to treat such agreements and transactions as derivatives for all purposes under the rule). Reverse repurchase agreements will not be included in the calculation of whether the Fund is a limited derivatives user (unless the Fund determines to treat such agreements and transactions as derivatives for all purposes under the rule), but if the Fund is subject to the VaR testing, reverse repurchase agreements and similar financing transactions will be included for purposes of such testing. The SEC also provided guidance in connection with the new rule regarding the use of securities lending collateral that may limit the Fund's securities lending activities. These new requirements may limit the Fund's ability to use derivatives and reverse repurchase agreements and similar financing transactions as part of the Fund's investment strategies. These new requirements may increase the cost of the Fund's investments and cost of doing business, which could adversely affect investors. Compliance with the new rule was required as of August 2022.

Limits of Risk Disclosure

The above discussions relate to the various principal risks associated with the Fund, the Fund’s investments and Shares and are not intended to be a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus, the SAI, and the Declaration of Trust and should consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

In view of the risks noted above, the Fund should be considered a speculative investment and prospective investors should invest in the Fund only if they can sustain a complete loss of their investment.

No guarantee or representation is made that the investment program of the Fund will be successful, that the various Fund investments selected will produce positive returns, or that the Fund will achieve its investment objective.

SUBSIDIARIES

The Fund may make investments through wholly-owned subsidiaries ("Subsidiaries"). Such Subsidiaries will not be registered under the 1940 Act; however, the Fund will wholly own and control any Subsidiaries. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund's role as sole shareholder of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would "look through" any such Subsidiary to determine compliance with its investment policies. The Fund complies with: Section 8 of the 1940 Act governing investment policies on an aggregate basis with any Subsidiary. The Fund also complies with Section 18 of the 1940 Act governing capital structure and leverage on an aggregate basis with each Subsidiary so that the Fund treats a Subsidiary's debt as its own for purposes of Section 18. Further, each Subsidiary complies with the provisions of Section 17 of the 1940 Act relating to affiliated transactions and custody. The Fund will not create or acquire primary control of any entity which engages in investment activities in securities or other assets, other than entities wholly owned by the Fund.

Each investment adviser to any such Subsidiary will comply with Section 15 of the 1940 Act with respect to advisory contract approval, including that (i) material amendments to any such Subsidiary’s advisory contract must be approved by the Fund’s shareholders or the Fund’s Board of Trustees in the manner and to the extent that the Fund’s advisory agreement must be approved by the Fund’s shareholders or the Fund’s Board of Trustees; and (ii) the Fund’s shareholders will have the ability to vote to terminate the Subsidiary’s advisory agreements to the extent that they can vote to terminate the Fund’s advisory agreement.

MANAGEMENT OF THE FUND

Trustees

Pursuant to the Declaration of Trust and bylaws, the Fund’s business and affairs are managed under the direction of the Board, which has overall responsibility for monitoring and overseeing the Fund’s management and operations. The Board consists of five members, three of whom are considered Independent Trustees and two of whom are Interested Trustees. The Trustees are subject to removal or replacement in accordance with Delaware law and the Declaration of Trust. The Statement of Additional Information provides additional information about the Trustees.

The Board, including a majority of the Independent Trustees, oversees and monitors the Fund’s management and operations. After an initial two-year term, the Board will review on an annual basis the Investment Advisory Agreement and the Sub-Advisory Agreements to determine, among other things, whether the fees payable under such agreements are reasonable in light of the services provided.

The Advisor and Sub-Advisor

Calamos Advisors LLC, an investment adviser registered with the SEC under the Advisers Act has been retained by the Fund to provide investment advisory services.

Aksia LLC, an investment adviser registered with the SEC under the Advisers Act has been retained by the Advisor, pursuant to an investment sub-advisory agreement to provide investment sub-advisory services in connection with the Fund’s investments.

Investment Personnel

Investment sourcing and investment decisions are primarily the responsibility of the Principal Sub-Advisor’s portfolio managers, investment professionals and personnel. The Fund is also supported by the Advisor’s Investment Committee.

Below is biographical information relating to the Sub-Advisor’s Principals:

Thomas Martin, Partner, Co-Head of Private Equity, Aksia LLC

Tom is a Partner and Co-Head of Private Equity and has over 24 years of private equity and real assets investment experience. He leads the global private equity investment team, overseeing the due diligence of primary, secondary, and co-investment opportunities in private equity. Tom also works with global investors focused on private equity, directing strategic portfolio construction, management, and providing customized investment decisions.

Prior to the Sub-Advisor’s acquisition of TorreyCove Capital Partners, Tom was a co-founder of TorreyCove Capital Partners, where he was responsible for the Private Markets Investment Research team. Prior to that, Tom was a Senior Vice President at PCG Asset Management. Before that, Tom was a Vice President at Laffer Associates.

Tom graduated from Bucknell University with a BA in Economics and Japanese. He holds an MPIA in International Affairs from the University of California San Diego and an MSc in International Economics and Business from the Stockholm School of Economics.

Kevin Hitchen, CFA, Managing Director, Co-Head of Private Equity, Aksia LLC

Kevin is a Managing Director and Co-Head of Private Equity and has over 15 years of investment experience. He leads the global private equity investment team, focusing on the oversight of sourcing and diligence of managers across the North American buyouts sector. Kevin also works with global investors focused on private equity, directing strategic portfolio construction, management, and providing customized investment decisions.

Prior to the Sub-Advisor’s acquisition of TorreyCove Capital Partners, Kevin was a Vice President, joining the firm in 2017. Prior to that, Kevin was an Associate Portfolio Manager for GC Investment Management, an affiliate of Golub Capital. Kevin also previously co-founded Localstake, an online investment platform offering private market investments and held investment analyst positions with the Indiana Public Retirement System and J.P. Morgan.

Kevin graduated cum laude from Butler University with a BS in Finance. He is a CFA charterholder.

Kyson Hawkins, Managing Director, Co-Head of Private Equity, Aksia LLC

Kyson is a Managing Director and Co-Head of Private Equity and has over 15 years of experience managing alternative investments and advising the implementation of co-investments in portfolios. He leads the global private equity investment team, focusing on the oversight of sourcing and diligence activities for private equity co-investments. Kyson also works with global investors focused on private equity, directing strategic portfolio construction, management, and providing customized investment decisions.

Prior to the Sub-Advisor’s acquisition of TorreyCove Capital Partners, Kyson was a Senior Vice President, joining the firm in 2014. While at TorreyCove, Kyson participated in all major investment functions pertaining to private equity co-investments. Prior to that, Kyson was a Manager at Macquarie Group where he led the diligence on co-investments, secondary transactions, and global private equity fund commitments. While at Macquarie, he was also responsible for portfolio management for two global private equity separate accounts and led direct investments on behalf of Macquarie’s balance sheet.

Kyson graduated magna cum laude from the University of San Diego with a BBA in Finance and Accounting. He holds an MBA with honors from the University of Chicago Booth School of Business.

Below is biographical information relating to the voting members of the Advisor’s Investment Committee:

David O’Donohue, Co-Head of Alternative Strategies, Senior Co-Portfolio Manager, Calamos

Mr. O’Donohue is responsible for portfolio management and investment research, focusing on the Market Neutral Income, Hedged Equity, and Merger Arbitrage strategies, as well as the Calamos Structured Protection ETFs™. He joined Calamos Advisors LLC in 2014. His investment industry experience of more than 20 years includes co-manager responsibilities at Hard Eight Futures, Forty4 Asset Management, Chicago Fundamental Investment Partners, Mulligan Partners LLC and Ritchie Capital. He began his career as a trader at SAM Investments. Mr. O’Donohue graduated from the University of Illinois with a BS in Finance.

Eli Pars, CFA, Co-CIO, Head of Alternative Strategies and Co-Head of Convertible Strategies, Sr. Co-Portfolio Manager, Calamos

As a Co-Chief Investment Officer, Mr. Pars is responsible for oversight of investment team resources, investment processes, performance and risk. As Head of Alternative Strategies and Co-Head of Convertible Strategies, he manages investment team members and has portfolio management responsibilities for those investment verticals. He is also a member of the Calamos Investment Committee, which is charged with providing a top-down framework, maintaining oversight of risk and performance metrics, and evaluating investment process. Mr. Pars has over 35 years of industry experience, including 15 at Calamos. Prior to returning to Calamos in 2013, he was a Portfolio Manager at Chicago Fundamental Investment Partners, where he co-managed a convertible arbitrage portfolio. Previously, he held senior roles at Mulligan Partners LLC, Ritchie Capital and SAM Investments/The Hampshire Company. Earlier in his career, Mr. Pars was a Vice President and Assistant Portfolio Manager at Calamos. He received a BA in English Literature from the University of Illinois and an MBA with a specialization in Finance from the University of Chicago Graduate School of Business.

Matthew Freund, CFA, Co-CIO, Head of Fixed Income Strategies, and Senior Co-Portfolio Manager, Calamos

As a Co-Chief Investment Officer, Mr. Freund is responsible for oversight of investment team resources, investment processes, performance and risk. As Head of Fixed Income Strategies, he manages investment team members and has portfolio management responsibilities. He is also a member of the Calamos Investment Committee, which is charged with providing a top-down framework, maintaining oversight of risk and performance metrics, and evaluating investment process. Mr. Freund joined Calamos in 2016 and has more than 30 years of industry experience. Prior to joining Calamos, he was Chief Investment Officer of USAA Investments, leading the teams responsible for the portfolio management of USAA’s mutual funds and affiliated portfolios, including P&C and life insurance products, and overseeing more than $140 billion in assets. During this time, he also served as lead portfolio manager for several highly regarded fixed income mutual funds. Earlier in his career, Mr. Freund served as a senior investment analyst for MetLife in the Capital Markets Group. He received a BA in Accounting from Franklin & Marshall College and an MBA from Indiana University.

Michael Kassab, CFA, Senior Vice President, Chief Market Strategist, Associate Portfolio Manager, Calamos

As Senior Vice President, Chief Market Strategist, Mr. Kassab is responsible for analyzing global macro trends, formulating thematic investment ideas, and providing thoughtful analysis on asset allocation and portfolio construction for both institutional and private wealth clients. He is also a member of the portfolio management team for one of the firm’s U.S. core equity strategies. Mr. Kassab joined the firm in 2014 and has more than 20 years of industry experience. Prior to joining Calamos, he held several senior positions with Credit Suisse, both within the U.S. Investment Strategy and Private Banking divisions. Earlier in his career, he served in senior investment roles at Dover Investment Management and Gabelli Asset Management. Mr. Kassab earned a B.S. in Accounting and Economics from Fairfield University and an M.B.A. in Finance from Columbia University. The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Shares in the Fund.

Control Persons and Principal Holders of Securities

A control person generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company. The Advisor has provided the initial investment for the Fund. For so long as the Advisor has a greater than 25% interest in the Fund, it may be deemed to be a “control person” of the Fund for purposes of the 1940 Act.

Fund Accounting and Administrative Services

The Fund has retained State Street Bank and Trust Company (the “Administrator”) to provide it with certain administrative and accounting services. The Administrator provides such services to the Fund pursuant to an administration agreement between the Fund and the Administrator (the “Administration Agreement”). In consideration for these services, the Administrator is paid a monthly fee calculated based upon the average net asset value of the Fund, subject to a minimum monthly fee (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Administrator receives a fee for transfer agency services. The Administration Fee and the other terms of the Administration Agreement may change from time to time as may be agreed to by the Fund and the Administrator.

Indemnification

The Investment Advisory Agreement and Sub-Advisory Agreement provide that, absent willful misfeasance, lack of good faith or gross negligence in the performance of its duties or the reckless disregard of its obligations under the Agreement, the Advisor, the Sub-Advisor, their respective members and officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Advisor or Sub-Advisor, as the case may be, are entitled to indemnification from the Fund for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and other expenses) arising out of or otherwise based upon the performance of any of their respective duties or obligations under the Investment Advisory Agreement and Sub-Advisory Agreements or otherwise as an investment advisor or investment sub-advisor of the Fund.

Custodian and Transfer Agent

State Street Bank and Trust Company, which has its principal office at One Congress Street, Suite 1, Boston, MA 02114, serves as custodian for the Fund.

State Street Bank and Trust Company, which has its principal office at 1776 Heritage Way, Quincy MA 02171, serves as the Fund’s transfer agent and dividend paying agent.

FUND EXPENSES

The Advisors bear all of their own respective costs incurred in providing investment advisory and sub-advisory services to the Fund. As described below, however, the Fund bears all other expenses incurred in the business and operation of the Fund.

Expenses borne directly by the Fund include:

● corporate, organizational and offering costs relating to offerings of Shares, except as provided in the section labelled Expense Limitation Agreement below;

● the cost of calculating the NAV of Shares, including the cost of any third-party pricing or valuation services;

● the cost of effecting sales and repurchases of Shares and other securities;

● the Investment Management Fee;

● the Distribution Fee and/or Shareholder Servicing Fee;

● investment related expenses (e.g., expenses that, in the Advisors’ discretion, are related to the investment of the Fund’s assets, whether or not such investments are consummated), including, as applicable, brokerage commissions, borrowing charges on securities sold short, clearing and settlement charges, recordkeeping, interest expense, line of credit fees, dividends on securities sold but not yet purchased, margin fees, investment related travel and lodging expenses and research-related expenses, professional fees relating to investments, including expenses of consultants, investment bankers, attorneys, accountants and other experts;

● transfer agent and custodial fees;

● Distributor costs;

● fees and expenses associated with marketing efforts;

● federal and any state registration or notification fees;

● federal, state and local taxes;

● costs incident to payment of dividends or distributions by the Fund;

● costs associated with the Fund’s share repurchase program;

● fees and expenses of Trustees not also serving in an executive officer capacity for the Fund or the Advisor, including dues and expenses incurred in connection with membership in investment company organizations;

● the costs of preparing, printing and mailing reports and other communications, including repurchase offer correspondence or similar materials, to Shareholders;

● fidelity bond, Trustees and officers errors and omissions liability insurance and other insurance premiums;

● broken deal expenses (including, without limitation, research costs, fees and expenses of legal, financial, accounting, consulting or other advisors in connection with conducting due diligence or otherwise pursuing a particular non-consummated transaction);

● legal expenses (including those expenses associated with preparing the Fund’s public filings, attending and preparing for Board meetings, as applicable, and generally serving as counsel to the Fund or the Independent Trustees of the Fund);

● external accounting expenses (including fees and disbursements and expenses related to the annual audit of the Fund and the preparation of the Fund’s tax information);

● any costs and expenses associated with or related to due diligence performed with respect to the Fund’s offering of its Shares, such as costs associated with or related to due diligence activities performed by, on behalf of, or for the benefit of broker-dealers, registered investment advisors and third-party due diligence providers;

● costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with The Sarbanes-Oxley Act of 2002;

● all other expenses incurred by the Fund in connection with administering the Fund’s business, including expenses by the Administrator for performing administrative services for the Fund, subject to the terms of the Administration Agreement; and

● any expenses incurred outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding and indemnification expenses as provided for in the Fund’s organizational documents.

Except as otherwise described in this prospectus, the Advisor will be reimbursed by the Fund, as applicable, for any of the above expenses that they pay on behalf of the Fund.

Expense Limitation Agreement

The Advisor, the Sub-Advisor and the Fund have entered into the Expense Limitation Agreement under which the Advisor and Sub-Advisor have agreed contractually, on a monthly basis, to reimburse on a 50/50 basis between the Advisor and the Sub-Advisor the Fund's "Specified Expenses" in respect of each class of the Fund (each, a "Class") where "Specified Expenses" means all other expenses incurred in the business of the Fund and allocated to a Class, including the Fund's annual operating expenses, with the exception of (i) the Investment Management Fee (as defined herein), (ii) the Shareholder Servicing Fee (as defined herein), (iii) the Distribution Fee (as defined herein), (iv) certain costs associated with the acquisition, ongoing investment and disposition of the Fund's investments and unconsummated investments, including legal costs, professional fees, travel costs and brokerage costs, (v) acquired fund fees and expenses, (vi) dividend and interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vii) taxes and costs to reclaim foreign taxes, and (viii) extraordinary expenses (as determined in the discretion of the Advisor and Sub-Advisor), to the extent that such expenses exceed 0.35% of the average daily net assets of such Class (the "Expense Limitation").

If, while the Advisor is the investment advisor to the Fund and the Sub-Advisor is investment sub-advisor to the Fund, the Fund's estimated annualized Specified Expenses in respect of a Class for a given month are less than the Expense Limitation, the Advisor and Sub-Advisor shall be entitled to reimbursement by the Fund on a 50/50 basis of the other expenses borne by the Advisor and Sub-Advisor on behalf of the Fund (the "Reimbursement Amount") during any of the previous thirty-six (36) months, but only to the extent that the Fund's estimated annualized Specified Expenses in respect of a Class are less than, for such month, the lesser of the Expense Limitation or any other relevant expense limit then in effect with respect to the Class, and provided that such amount paid to the Advisor and Sub-Advisor will in no event exceed the total Reimbursement Amount and will not include any amounts previously reimbursed. The Advisor and Sub-Advisor may recapture a Specified Expense in any year within the thirty-six (36) month period after the Advisor and Sub-Advisor bear the expense. The Expense Limitation Agreement will remain in effect for a three-year period from April 30, 2025, unless and until the Board approves its modification or termination. Thereafter, the Expense Limitation Agreement may be renewed annually with the written agreement of the Advisor, the Sub-Advisor, and the Fund. The Fund's obligation to make reimbursement payments shall survive the termination of the Expense Limitation Agreement. See "Fund Expenses."

Organization and Offering Costs

The Advisor and the Sub-Advisor have agreed to advance the Fund’s organizational costs and offering costs already incurred and any additional costs incurred prior to the commencement of operation by the Fund. Organizational costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. Organizational costs are expensed as incurred by the Fund and are subject to recoupment by the Advisor and the Sub-Advisor in accordance with the Expense Limitation Agreement.

The Fund’s initial offering costs, which are also subject to the Expense Limitation Agreement, include, among other things, legal, printing and other expenses pertaining to this offering. Any offering costs paid by the Advisor or Sub-Advisor on behalf of the Fund will be recorded as a payable for offering costs in the Statement of Assets and Liabilities and accounted for as a deferred charge until commencement of operations. Thereafter these initial offering costs will be amortized over 12 months on a straightline basis.

INVESTMENT MANAGEMENT FEE

Pursuant to the Investment Advisory Agreement, and in consideration of the advisory services provided by the Advisor to the Fund, the Advisor is entitled to an Investment Management Fee. Pursuant to the Sub-Advisory Agreement, and in consideration of the sub-advisory services provided by the Sub-Advisor to the Fund, the Sub-Advisor is entitled to a Sub-Advisory Fee. The Investment Management Fee paid to the Advisor is paid out of the Fund's assets and the Sub-Advisory Fee is paid out of the Investment Management Fee.

Investment Management Fee

The Investment Management Fee is payable monthly in arrears and accrued daily based upon the Fund’s average daily net assets at an annual rate of 1.75%. However, pursuant to the Management Fee Waiver, the Advisor has agreed to waive 0.50% of its Investment Management Fee on an annualized basis, such that the maximum investment management fee payable by the Fund would be 1.25%. The Management Fee Waiver became effective on July 1, 2025, following the commencement of operations and will remain in effect through July 1, 2026. The Investment Management Fee will be paid to the Advisor before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund; provided that for purposes of determining the Investment Management Fee payable to the Advisor for any month, net assets will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Advisor for that month.

Sub-Advisory Fee

The Advisor pays Aksia a Sub-Advisory Fee payable monthly in arrears and accrued daily based upon the Fund’s average daily net assets at an annual rate of 0.875%. Such Sub-Advisory Fee will be paid to the Sub-Advisor before giving effect to any repurchase of Shares in the Fund effective as of that date. The Advisor and the Sub-Advisor have entered into the Sub-Advisory Fee Waiver, whereby the Sub-Advisor has agreed to waive 0.25% of its sub-advisory fee payable by the Advisor to the Sub-Advisor on an annualized basis, such that the maximum sub-advisory fee payable by the Advisor to the Sub-Advisor would be 0.625%. The Sub-Advisory Fee Waiver became effective on June 30, 2025 and will remain in effect through June 30, 2026.

Approval of the Investment Advisory Agreement and Sub-Advisory Agreement

Board approval of the Investment Advisory Agreement was made in accordance with, and on the basis of an evaluation satisfactory to the Board, as required by Section 15(c) of the 1940 Act and the applicable rules and regulations thereunder, including consideration of, among other factors, (i) the nature, quality and extent of the services provided by the Advisor under the Investment Advisory Agreement; (ii) comparative information with respect to advisory fees and other expenses paid by other comparable investment companies; and (iii) information about the services performed by the Advisor and the personnel of the Advisor providing such services under the Investment Advisory Agreement. A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement will be available in the Fund’s first annual or semi-annual report on Form N-CSR. The Investment Advisory Agreement will continue in effect from year to year thereafter so long as such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement is terminable without penalty, inter alia, upon 60 days’ prior written notice by the Fund or by the Advisor. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

Board approval of the Sub-Advisory Agreement was made in accordance with, and on the basis of an evaluation satisfactory to the Board, as required by Section 15(c) of the 1940 Act and the applicable rules and regulations thereunder, including consideration of, among other factors, (i) the nature, quality and extent of the services provided by the Sub-Advisor under its Sub-Advisory Agreement; (ii) comparative information with respect to advisory fees and other expenses paid by other comparable investment companies; and (iii) information about the services performed by the Sub-Advisor and the personnel providing such services under the Sub-Advisory Agreement. A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreement will be available in the Fund’s first annual or semi-annual report on Form N-CSR.

CALAMOS AKSIA PRIVATE EQUITY LP’S PERFORMANCE

Simultaneous with the Fund’s Commencement of Operations, Calamos Aksia Private Equity LP, a Delaware limited partnership (the “Predecessor Fund”) reorganized with and into the Fund (the “Fund Conversion”). The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund and at the time of the Fund Conversion was managed by the same Advisor, Sub-Advisor and portfolio managers as the Fund.

The Predecessor Fund commenced operations on September 20, 2024. The performance quoted below is that of the Predecessor Fund and was adjusted to reflect the Fund’s estimated expenses of Class I Shares (with the exception of estimated Acquired Fund Fees and Expenses, the effect of which is already incorporated into the performance of the Predecessor Fund, and interest payments on borrowed funds and securities sold short, as the Predecessor Fund did not have the benefit of leverage) and the Fund’s Expense Limitation Agreement in effect for its first year as a registered investment company as well as the Management Fee Waiver. The performance returns of the Predecessor Fund are unaudited and are calculated by the Advisor on a total return basis. If the effect of the Fund’s Expense Limitation Agreement and Management Fee Waiver were not reflected in the Predecessor Fund’s returns shown below, the returns would be lower. After-tax performance returns are not included for the Predecessor Fund. The Predecessor Fund was a privately placed fund, was not registered under the 1940 Act, and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act and the Code, which, if applicable, may have adversely affected its performance.

The Fund Conversion itself was treated as a non-taxable contribution by the Predecessor Fund of limited partner interest to the Fund in exchange for shares of the interval fund, followed by a non-taxable liquidation of the Fund. However, to the extent the Fund had corporate investors, including a Cayman Islands exempted company organized to enable investment by non-US investors, the Fund will be subject to Fund-level corporate income tax on built-in gains with respect to a proportionate share of assets transferred in the Fund Conversion that the Fund (or a Private Equity Fund in which the Fund invests) disposes of within five years of the Fund Conversion.

Past performance is no indication of future returns. Because the Predecessor Fund had less than one full calendar year of performance, the average annual total return table has been omitted.

MONTHLY PERFORMANCE (%) NET OF FEES

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2024									6.37%	0.90%	1.70%	2.75%	12.20%
2025	0.33%	-0.67%	5.55%	6.41%									11.94%

DETERMINATION OF NET ASSET VALUE

The Fund’s NAV per Share will be determined daily by the Advisor as of the close of business on each day the New York Stock Exchange (“NYSE”) is open for trading or at such other times as the Board may determine. In accordance with the procedures approved by the Board, the NAV per outstanding Shares of beneficial interest is determined, on a class-specific basis, by dividing the value of total assets minus liabilities by the total number of Shares outstanding.

The Board has designated the Advisor as its Valuation Designee to perform fair valuation determinations for the Fund with respect to all Fund investments. The Board oversees the Advisor in its role as Valuation Designee and has approved a valuation policy for the Fund (the “Valuation Policy” and the Advisor’s valuation procedures (the “Valuation Procedures”). The Advisor, as Valuation Designee, has formed a separate valuation committee (the “Valuation Committee”) for determining the fair value of the Fund’s investments. The Valuation Committee oversees the implementation of the Valuation Procedures and may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations. The Valuation Committee is composed of individuals affiliated with the Advisor.

The Advisor, including through the Valuation Committee, conducts the valuation determinations, provides primary day-to-day oversight of valuation of the Fund's investments and acts in accordance with the Valuation Procedures as approved by the Board. The Fund's investment portfolio is valued at least each quarter, in accordance with the Valuation Policies and Valuation Procedures. The Fund accounts for its investments in accordance with GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820 Fair Value Measurements and Disclosures of the Financial Accounting Standards Board's Accounting Standards Codification, as amended ("ASC 820"), which defines fair value, establishes a framework for measuring fair value, and requires enhanced disclosures about fair value measurements. The Valuation Procedures are set forth in more detail below.

ASC 820 defines fair value as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” Fair value is a market-based measurement, not an entity-specific measurement. For some assets and liabilities, observable market transactions or market information might be available. For other assets and liabilities, observable market transactions and market information might not be available. However, the objective of a fair value measurement in both cases is the same-to estimate the price at which an orderly transaction to sell the asset or transfer the liability would take place between market participants at the measurement date under current market conditions (that is, an exit price at the measurement date from the perspective of a market participant that holds the asset or owes the liability).

ASC 820 establishes a hierarchal disclosure framework which ranks the observability of inputs used in measuring financial instruments at fair value. The observability of inputs is impacted by a number of factors, including the type of financial instrument, the characteristic specific to the financial instrument and the state of the marketplace, including the existence and transparency of transactions between market participants. Financial instruments with readily available quoted prices, or for which fair value can be measured from quoted prices in active markets, will generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.

The three-level hierarchy for fair value measurement is defined as follows:

Level 1 - inputs to the valuation methodology are readily available market quotations. These are quoted prices (unadjusted) available in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be "readily available" if it is not reliable. The types of financial instruments included in Level 1 generally include unrestricted securities, including equities and derivatives, listed in active markets. The Advisor does not adjust the quoted price for these investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Level 2 - inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets. The type of financial instruments in this category generally includes less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain OTC derivatives where the fair value is based on observable inputs.

Level 3 - inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category generally include co-investments illiquid loans and investments in privately held entities, non-investment grade residual interests in securitizations, CLOs, and certain OTC derivatives where the fair value is based on unobservable inputs.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is materially significant to the overall fair value measurement. The Advisor’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

The Advisor values securities/instruments traded in active markets on the measurement date by multiplying the closing price of such traded securities/instruments by the quantity of shares or amount of the instrument held. The Advisor values Level 2 securities (those that are not actively traded but whose fair value can be determined based on other observable market data) using a price determined by an approved independent pricing vendor.

The Fund expects that it will hold a high proportion of Level 3 investments relative to its total investments, which is directly related to the Fund’s investment philosophy and target portfolio. The valuation approach may vary by security/instrument but may include discounted cash flow analysis, comparable public market valuations and comparable transaction valuations. Factors that might materially impact the value of an investment (e.g., operating results, financial condition, achievement of milestones, economic and/or market events and recent sales prices) may be considered. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. Because such valuations are inherently uncertain, they often reflect only periodic information received by the Advisor about such companies’ financial condition and/or business operations, which may be on a lagged basis and therefore fluctuate over time and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed.

The Advisor may engage one or more independent valuation firms to perform procedures, including providing input about calculation models or providing assurance on the concluded fair values for individual Level 3 investments held by the fund. Such independent third-party pricing services and independent third-party valuation services may be utilized by the Advisor to verify valuation models pursuant to the Fund’s valuation policy at such timing intervals as the Advisor may deem appropriate.

Primary and secondary investments in private markets funds are generally valued based on the latest net asset value reported by the third-party fund manager. If the net asset value of an investment in a private markets fund is not available at the time the Fund is calculating its net asset value, the Fund will review any cash flows since the reference date of the last net asset value for a private markets fund received by the Fund from a third-party manager until the determination date are recognized by (i) adding the nominal amount of the investment related capital calls and (ii) deducting the nominal amount of investment related distributions from the net asset value as reported by the third-party fund manager. The resulting value may be further adjusted based on correlation with public or private indexes to capture market movement since the reference date.

Notwithstanding the above, managers of primary and secondary investments in private markets funds may adopt a variety of valuation bases and provide differing levels of information where there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. None of the Valuation Committee, the Board or the Advisors will be able to confirm independently the accuracy of valuations provided by these investments in private market funds (which are generally unaudited). Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available, the fair value of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

The Advisor seeks to evaluate on a daily basis material information about the Fund’s portfolio companies; however, for the reasons noted herein, the Advisor will not be able to acquire and/or evaluate properly such information on a daily basis. Due to these various factors, the Fund’s fair value determinations can cause the Fund’s NAV on a given day to materially understate or overstate the value of its investments. As a result, investors who purchase Shares may receive more or less Shares and investors who tender their Shares may receive more or less cash proceeds than they otherwise would receive.

If the Advisor reasonably believes an opinion from an independent valuation firm or pricing vendor is inaccurate or unreliable, the Advisor’s Valuation Committee will determine a good-faith fair valuation for the impacted investment. The Advisor’s Valuation Committee, who is solely responsible for the determination of the fair value of the investments, will consider all available information at its disposal prior to making a valuation determination, including information or opinions from third-party firms.

The Fund calculates the NAV of each class of its Shares on a daily basis. In addition, the Fund intends to publicly report the NAV per Share of each class of the Fund on its website on a daily basis. For information on the Fund’s daily NAV per Share, please call the Fund toll-free at 888-444-3613. The Advisor is responsible for the accuracy, reliability or completeness of any market or fair market valuation determinations made with respect to the Fund’s assets.

CONFLICTS OF INTEREST

The Fund's executive officers and Trustees, and the employees of the Advisor or Sub-Advisor, serve or may serve as officers, trustees or principals of Other Investment Vehicles that operate in the same or a related line of business as the Fund or of other Calamos- or Aksia-advised funds. As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its Shareholders. Moreover, notwithstanding the difference in principal investment objectives between the Fund and the Other Investment Vehicles, such other funds, including potential new pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by the Advisors or their affiliates), have, and may from time to time have, overlapping investment objectives with the Fund and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by the Fund. To the extent the Other Investment Vehicles have overlapping investment objectives, the scope of opportunities otherwise available to the Fund may be adversely affected and/or reduced.

The Advisors are entities in which certain of the Fund's Trustees and officers may have indirect ownership and/or economic interests. Certain of the Fund's Trustees and officers also serve as officers or principals of other investment managers affiliated with the Advisors that currently, and may in the future, manage Other Investment Vehicles. In addition, certain of the Fund's officers and Trustees serve or may serve as officers, trustees or principals of entities that operate in the same or related line of business as the Fund does or of Other Investment Vehicles. Accordingly, the Fund may not be made aware of and/or given the opportunity to participate in certain investments made by investment funds managed by the Advisors or their affiliates. However, the Advisors intend to allocate investment opportunities in a fair and equitable manner in accordance with their investment allocation policy, consistent with each Other Investment Vehicle's investment objective and strategies and legal and regulatory requirements.

The results of the Fund's investment activities may differ significantly from the results achieved by the Other Investment Vehicles. It is possible that one or more of such funds will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more affiliates of the Advisor achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Advisors, their affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity, and terms of the Fund's investments may be negatively impacted by the activities of the Advisors and their affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Advisors may enter into transactions and invest in securities, instruments, and currencies on behalf of the Fund in which customers of its affiliates, to the extent permitted by applicable law, serve as the counterparty, principal, or issuer. In such cases, such party's interests in the transaction could be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of the Advisors or their affiliates. One or more affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests, or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Advisor affiliates and may also enter into transactions with other clients of an affiliate where such other clients have interests adverse to those of the Fund.

Applicable law, including the 1940 Act, may at times prevent the Fund from being able to participate in investments that it otherwise would participate in and may require the Fund to dispose of investments at a time when it otherwise would not dispose of such investment, in each case, in order to comply with applicable law.

The 1940 Act contains prohibitions and restrictions relating to certain transactions between registered investment companies and certain affiliates (including any investment advisors), principal underwriters and certain affiliates of those affiliates or underwriters. Because the Fund is a registered investment company, the Fund is not generally permitted to make loans to companies controlled by the Advisors or other funds managed by the Advisors or their affiliates. The Fund, the Advisor and the Sub-Advisor have received exemptive relief that would permit the Fund and certain co-investment affiliates to co-invest in suitable negotiated investments. Co-investments made under the exemptive relief are subject to compliance with the conditions and other requirements contained in the exemptive relief, which could limit the Fund's ability to participate in a co-investment transaction.

The Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither the Advisors nor any of their affiliates will have any obligation to allow its credit to be used in connection with the Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of the Advisors or their affiliates in evaluating the Fund's creditworthiness.

By reason of the various activities of the Advisors and their affiliates, the Advisors and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.

The Advisors have adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Advisors believe such voting decisions to be in accordance with their fiduciary obligations.

SHARE REPURCHASE PROGRAM

The Fund does not currently intend to list its Shares on any securities exchange and does not expect any secondary market for them to develop in the foreseeable future. Therefore, Shareholders should expect that they will be unable to sell their Shares for an indefinite time or at a desired price. No Shareholder will have the right to require the Fund to repurchase such Shareholder’s Shares or any portion thereof. Because no public market exists for the Shares, and none is expected to develop in the foreseeable future, Shareholders will not be able to liquidate their investment, other than through the Fund’s share repurchase program, or, in limited circumstances, as a result of transfers of Shares to other investors.

To provide Shareholders with limited liquidity, the Fund is structured as an “interval fund” and intends to conduct semi-annual repurchase offers for between 5% and 25% of the Fund’s outstanding shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). Under normal market conditions, the Fund currently intends to repurchase 5% of its outstanding Shares at NAV on a semi-annual basis. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only 5% of its outstanding Shares. Semi-annual repurchases shall commence within two semi-annual periods after the Fund’s initial effective date. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The Repurchase Offer Notice will be sent to Shareholders at least 21 calendar days before the Repurchase Request Deadline; however, the Fund will seek to provide such written notification earlier but no more than 42 calendar days before the Repurchase Request Deadline. The Board will establish the Repurchase Request Deadline for each repurchase offer, but such date may be revised by the Fund’s officers, in their sole discretion, based on factors such as market conditions, the level of the Fund’s assets and shareholder servicing considerations provided that the Board is notified of this change and the reasons for it. The NAV will be calculated on the Repurchase Pricing Date, which will be no later than 14 calendar days after the Repurchase Request Deadline or the next business day if the fourteenth day is not a business day. The Fund’s NAV may fluctuate between the date you submit your repurchase request and the Repurchase Request Deadline and may also fluctuate to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The Fund will distribute payment to Shareholders within seven calendar days after the Repurchase Pricing Date. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks.

Determination of Repurchase Offer Amount

The Board, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be between 5% and 25% of the total number of Shares outstanding on the Repurchase Request Deadline. Under normal market conditions, the Fund currently intends to repurchase 5% of its outstanding shares at NAV on a semi-annual basis.

If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.

Notice to Shareholders

No less than 21 days and no more than 42 days before each Repurchase Request Deadline, the Fund shall send to each Shareholder of record and to each beneficial owner of the Shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information Shareholders should consider in deciding whether to tender their Shares for repurchase. The notice also will include detailed instructions on how to tender Shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment. The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how Shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the Shares will be the Fund’s NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call 888-444-3613 to learn the NAV. The Shareholder Notification also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Contingent Deferred Sales Charge

Selling brokers, or other Financial Intermediaries that have entered into distribution agreements with the Distributor, may receive a commission of up to 1.00% of the purchase price of Class C Shares.

Class C shareholders who tender for repurchase of such shareholder’s Class C Shares such that they will have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price. The Fund or its designee may waive the imposition of the contingent deferred sales charge in the following situations: (1) Shareholder death or (2) Shareholder disability. Any such waiver does not imply that the contingent deferred sales charge will be waived at any time in the future or that such contingent deferred sales charge will be waived for any other shareholder. Class A, Class I and Class M Shares are not subject to a contingent deferred sales charge. For Class A Shares, on an investment of $250,000 or more, the distributor from its own resources pays the selling dealer a commission of 1.00% of the amount of the investment. Such Class A shareholders may pay a contingent deferred sales charge of 1.00% on these Class A Shares sold within 18 months after purchase. Shares acquired through the Fund’s DRP, reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by Shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Shareholders may withdraw or modify their request to tender their Shares for repurchase at any time prior to the Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the Shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven calendar days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of Shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.

Percentage Limitations

Compliance with any policy or limitation of the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund’s assets or if a borrower or issuer distributes equity securities incident to the purchase or ownership of a loan or fixed-income instrument or in connection with a reorganization of a borrower or issuer.

Suspension or Postponement of Repurchase Offers

The Fund may postpone or suspend repurchase offers. A postponement or suspension may occur only if approved by a vote of a majority of the Board, including a majority of the Independent Trustees. The Fund or your Financial Intermediary will send you a notice if there is a suspension or postponement of a repurchase offer and if a repurchase offer is renewed after a suspension or postponement. A suspension or postponement may be done only in limited circumstances. These circumstances include the following:

● The repurchase of Shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Code;

● During an emergency that makes it impractical for the Fund to dispose of securities it owns or to determine the NAV of the Fund’s Shares;

● During other periods that the SEC permits the suspension or postponement of offers by the Fund for the protection of its Shareholders; or

● During any period in which the NYSE or any other market on which the Fund’s portfolio securities are traded is closed (other than customary weekend or holiday closings) or trading in those markets is restricted.

DESCRIPTION OF CAPITAL STRUCTURE

The following description is based on relevant portions of the Delaware Statutory Trust Act, as amended, and on the Declaration of Trust and bylaws. This summary is not intended to be complete. Please refer to the Delaware Statutory Trust Act, as amended, and the Declaration of Trust and bylaws, copies of which have been filed as exhibits to the registration statement of which this prospectus forms a part, for a more detailed description of the provisions summarized below.

Shares of Beneficial Interest

The Declaration of Trust authorizes the Fund’s issuance of an unlimited number of Shares of beneficial interest, par value $0.001 per share. There is currently no market for Shares and the Fund does not expect that a market for Shares will develop in the foreseeable future. Pursuant to the Declaration of Trust and as permitted by Delaware law, Shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations organized for profit under the General Corporation Law of the State of Delaware, as amended (the “DGCL”) and therefore generally will not be personally liable for the Fund’s debts or obligations.

Shares

Under the terms of the Declaration of Trust, all Shares, when consideration for Shares is received by the Fund, will be fully paid and nonassessable. Distributions may be paid to Shareholders if, as and when authorized and declared by the Board. Shares will have no preference, preemptive, appraisal, conversion, exchange or redemption rights, and will be transferable only in accordance with Section 9.1 of the Declaration of Trust. The Declaration of Trust provides that the Board shall have the power to repurchase or redeem Shares. In the event of the Fund’s dissolution, after the Fund pays or adequately provides for the payment of all claims and obligations of the Fund, and upon the receipt of such releases, indemnities and refunding agreements deemed necessary by the Board, each Share will be entitled to receive, according to its respective rights, a pro rata portion of the Fund’s assets available for distribution, subject to any preferential rights of holders of the Fund’s outstanding preferred Shares, if any. Each whole Share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share will be entitled to a proportionate fractional vote. Shareholders shall be entitled to vote on all matters on which a vote of Shareholders is required by the 1940 Act, the Declaration of Trust or a resolution of the Board. There will be no cumulative voting in the election or removal of Trustees. Under the Declaration of Trust, the Fund is not required to hold annual meetings of Shareholders. The Fund only expects to hold Shareholder meetings to the extent required by the 1940 Act or pursuant to special meetings called by the Board or a majority of Shareholders.

Preferred Shares and Other Securities

The Declaration of Trust provides that the Board may, subject to the Fund’s investment policies and restrictions and the requirements of the 1940 Act, authorize and cause the Fund to issue securities of the Fund other than Shares (including preferred Shares, debt securities or other senior securities), by action of the Board without the approval of Shareholders. The Board may determine the terms, rights, preferences, privileges, limitations and restrictions of such securities as the Board sees fit.

Preferred Shares could be issued with rights and preferences that would adversely affect Shareholders. Preferred Shares could also be used as an anti-takeover device. Every issuance of preferred Shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance of preferred Shares and before any distribution is made with respect to the Shares and before any purchase of Shares is made, the aggregate involuntary liquidation preference of such preferred Shares together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of the Fund’s total assets after deducting the amount of such distribution or purchase price, as the case may be; and (ii) the holders of preferred Shares, if any are issued, must be entitled as a class to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred Shares are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred Shares.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Pursuant to the Declaration of Trust, Trustees and officers of the Fund will not be subject in such capacity to any personal liability to the Fund or Shareholders, unless the liability arises from willful misfeasance, lack of good faith or gross negligence in the performance of their duties, or reckless disregard of their obligations and duties under the Agreement.

Except as otherwise provided in the Declaration of Trust, the Fund will indemnify and hold harmless any current or former Trustee or officer of the Fund against any liabilities and expenses (including reasonable attorneys' fees relating to the defense or disposition of any action, suit or proceeding with which such person is involved or threatened), while and with respect to acting in the capacity of a Trustee or officer of the Fund, except with respect to matters in which such person did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund, or in the case of a criminal proceeding, matters for which such person had reasonable cause to believe that his or her conduct was unlawful. In accordance with the 1940 Act, the Fund will not indemnify any Trustee or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, lack of good faith or gross negligence in the performance of his or her duties, or reckless disregard of his or her obligations and duties under the Agreement. The Fund will provide indemnification to Trustees and officers prior to a final determination regarding entitlement to indemnification as described in the Declaration of Trust.

The Investment Advisory Agreement and the Sub-Advisory Agreement provide that, in the absence of willful misfeasance, lack of good faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the Agreement, the Advisor or the Sub-Advisor, as the case may be, is not liable for any error of judgment or mistake of law or for any loss the Fund suffers.

Pursuant to the Declaration of Trust, the Fund will advance the expenses of defending any action for which indemnification is sought if the Fund receives a written undertaking by the indemnitee which provides that the indemnitee will reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification.

Number of Trustees; Appointment of Trustees; Vacancies; Removal

The Declaration of Trust provides that the number of Trustees shall be no less than one and no more than 15, as determined in writing by a majority of the Trustees then in office. As set forth in the Declaration of Trust, a Trustee’s term of office shall continue until his or her death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee. Subject to the provisions of the 1940 Act, individuals may be appointed by the Trustees at any time to fill vacancies on the Board by the appointment of such persons by a majority of the Trustees then in office. Each Trustee shall hold office until his or her successor shall have been appointed pursuant to the Declaration of Trust. To the extent that the 1940 Act requires that Trustees be elected by Shareholders, any such Trustees will be elected by a plurality of all Shares voted at a meeting of Shareholders at which a quorum is present.

The Declaration of Trust provides that any Trustee may be removed (provided that after the removal the aggregate number of Trustees is not less than the minimum required by the Declaration of Trust) from office with cause only by action taken by a majority of the remaining Trustees (or, in the case of an Independent Trustee, only by action taken by a majority of the remaining Independent Trustees).

Action by Shareholders

The Declaration of Trust provides that Shareholder action can be taken at a meeting of Shareholders or by written consent in lieu of a meeting. Subject to the 1940 Act, the Declaration of Trust or a resolution of the Board specifying a greater or lesser vote requirement, the affirmative vote of a majority of Shares present in person or represented by proxy at a meeting and entitled to vote on the subject matter shall be the act of the Shareholders with respect to any matter submitted to a vote of the Shareholders.

Amendment of Declaration of Trust and Bylaws

Subject to the provisions of the 1940 Act, pursuant to the Declaration of Trust, the Board may make certain amendments to the Declaration of Trust without any vote of Shareholders. Pursuant to the Declaration of Trust and bylaws, the Board has the exclusive power to amend or repeal the bylaws or adopt new bylaws at any time.

No Appraisal Rights

In certain extraordinary transactions, some jurisdictions provide the right to dissenting Shareholders to demand and receive the fair value of their Shares, subject to certain procedures and requirements set forth in such statute. Those rights are commonly referred to as appraisal rights. The Declaration of Trust provides that Shares shall not entitle Shareholders to appraisal rights.

Waiver of Jury Trial

The Declaration of Trust provides that each Trustee, officer, Shareholder and Person beneficially owning an interest in the Trust (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Act, irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding.

Exclusive Jurisdiction

The Declaration of Trust provides that each Trustee, officer, Shareholder and Person beneficially owning an interest in the Trust (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Act, irrevocably agrees that any claims, suits, actions or proceedings arising out of or relating in any way to the Trust or its business and affairs, the Statutory Trust Act, the Declaration of Trust or the Bylaws or asserting a claim governed by the internal affairs (or similar) doctrine shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction. In submitting to the jurisdiction of the courts of Delaware, a Trustee, officer, Shareholder or Person beneficially owning an interest in the Trust may have to bring suit in an inconvenient and less favorable forum. This provision shall not apply to claims arising under federal or state securities laws.

Conflict with Applicable Laws and Regulations

The Declaration of Trust provides that if and to the extent that any provision of the Declaration of Trust conflicts with any provision of the 1940 Act, the provisions under the Code applicable to the Fund as a RIC or other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or affect the validity of any action taken or omitted to be taken prior to such determination.

OUTSTANDING SECURITIES

The following table sets forth information about the Fund’s outstanding Shares as of May 31, 2025.

	Amount Authorized	Amount Held by the Fund for its Own Account	Amount Outstanding
Class A Shares	Unlimited	None	0
Class C Shares	Unlimited	None	0
Class I Shares	Unlimited	None	10,000
Class M Shares	Unlimited	None	0

TRANSFERS OF SHARES

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Notice of a proposed transfer of a Share must also be accompanied by a properly completed investor application in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board generally will not consent to a transfer of Shares by a Shareholder (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Shares, the balance of the account of each of the transferee and transferor is less than $1,000,000. Each transferring Shareholder and transferee may be charged reasonable expenses, such as attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, will be entitled to the distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Declaration of Trust. If a Shareholder transfers Shares with the approval of the Board, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.

By subscribing for Shares, each Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Advisors, and each other Shareholder, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of the Declaration of Trust or any misrepresentation made by that Shareholder in connection with any such transfer.

TAX ASPECTS

The following is a general summary of certain material U.S. federal income tax considerations applicable to the Fund and an investment in the Fund. The discussion below provides general tax information related to an investment in the Fund but does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Fund and does not address any state, local, non-U.S. or other tax consequences. It is based on the Code and U.S. Treasury regulations thereunder and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a Shareholder’s particular circumstances, including (but not limited to) alternative minimum tax consequences and tax consequences applicable to Shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding Shares as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to Shares; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; insurance companies; U.S. Shareholders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” Unless otherwise noted, the following discussion applies only to a Shareholder that holds Shares as a capital asset and is a U.S. Shareholder. A “U.S. Shareholder” generally is a beneficial owner of Shares who is for U.S. federal income tax purposes:

● an individual who is a citizen or resident of the United States;

● a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

● an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

● a trust if it (a) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective Shareholder that is a partner in a partnership holding Shares should consult the Shareholder’s personal advisors with respect to the purchase, ownership and disposition of Shares.

The discussion set forth herein does not constitute tax advice. Tax laws are complex and often change, and Shareholders should consult their tax advisors about the U.S. federal, state, local or non-U.S. tax consequences of an investment in the Fund.

If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to Shareholders. If the Fund makes such an election, each Shareholder will be required to report its share of such undistributed net capital gains attributed to the Fund as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gains as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each Shareholder will be entitled to increase the adjusted tax basis of its Shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a tax year.

Income received by the Fund from sources outside the United States may be subject to withholding and other taxes imposed by such countries, thereby reducing income available to the Fund. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund generally intends to conduct its investment activities to minimize the impact of foreign taxation, but there is no guarantee that the Fund will be successful in this regard. If more than 50% of the value of the Fund’s total assets at the close of its tax year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to the Fund the foreign source amount of income deemed earned and the respective amount of foreign taxes paid by the Fund. If the Fund so elects, each Shareholder would be required to include in gross income, even though not actually received, each Shareholder’s pro rata share of the foreign taxes paid or deemed paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both).

The Fund intends to elect to be treated as a RIC, and to qualify for and maintain its treatment as a RIC each year for U.S. federal income tax purposes. The description of the tax treatment of shareholders assumes that the Fund is treated as such.

Taxation of U.S. Shareholders

Distributions

Distributions of the Fund’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to Shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions (or deemed distributions, as described above), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time a Shareholder has owned Shares. The ultimate tax characterization of the Fund’s distributions made in a tax year cannot be determined until after the end of the tax year. As a result, the Fund may make total distributions during a tax year in an amount that exceeds the current and accumulated earnings and profits of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a Shareholder as a return of capital that will be applied against and reduce the Shareholder’s tax basis in its Shares. To the extent that the amount of any such distribution exceeds the Shareholder’s tax basis in its Shares, the excess will be treated as gain from a sale or exchange of Shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Shares. Generally, for U.S. federal income tax purposes, a Shareholder receiving Shares under the DRP will be treated as having received a distribution equal to the fair market value of such Shares on the date the Shares are credited to the Shareholder’s account.

A return of capital to Shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result of such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Fund Shares, even if such Shares are sold for less than the Shareholder’s original investment.

It is expected that a substantial portion of the Fund’s income will consist of ordinary income. For example, the Fund may invest in passive foreign investment companies (“PFICs”). If a “qualified electing fund” election is not available to the Fund with respect to any PFIC investments, it may make a “mark-to-market” election, under which it will recognize ordinary income or loss (but such loss is limited to the extent of previously recognized gain) each year based on such PFIC’s fluctuation in value. Additionally, interest, OID, and “market discount” on debt instruments, if any, derived by the Fund characterized as ordinary income for U.S. federal income tax purposes. In addition, certain of the Fund’s investments will be subject to other special U.S. federal income tax provisions that may affect the character, increase the amount and/or accelerate the timing of distributions to Shareholders.

Distributions made by the Fund to a corporate Shareholder will qualify for the dividends-received deduction only to the extent that the distributions consist of qualifying dividends received by the Fund. In addition, any portion of the Fund’s dividends otherwise qualifying for the dividends-received deduction will be disallowed or reduced if the corporate Shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its Shares. Distributions of “qualified dividend income” to an individual or other non-corporate Shareholder will be treated as “qualified dividend income” to such Shareholder and generally will be taxed at long-term capital gain rates, provided the Shareholder satisfies the applicable holding period and other requirements. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Given the Fund’s investment strategy, it is not expected that a significant portion of the distributions made by the Fund will be eligible for the dividends-received deduction or the reduced rates applicable to “qualified dividend income.”

If a person acquires Shares shortly before the record date of a distribution, the price of the Shares may include the value of the distribution, and the person will be subject to tax on the distribution even though economically it may represent a return of the person’s investment in such Shares.

Distributions paid by the Fund generally will be treated as received by a Shareholder at the time the distribution is made. However, any distribution declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for tax purposes as if it had been received by Shareholders on December 31 of the calendar year in which the distribution was declared. The Fund may, under certain circumstances, elect to treat a distribution that is paid during the following tax year as if it had been paid during the tax year in which the income or gains supporting the distribution was earned. If the Fund makes such an election, the Shareholder will still be treated as receiving the distribution in the tax year in which the distribution is received.

Shareholders will be notified annually, as promptly as practicable after the end of each calendar year, as to the U.S. federal tax status of distributions, and Shareholders receiving distributions in the form of additional Shares will receive a report as to the NAV of those Shares.

Sale or Exchange of Shares

The repurchase or transfer of Shares may result in a taxable gain or loss to the tendering Shareholder. Different tax consequences may apply for tendering and non-tendering Shareholders in connection with a repurchase offer. For example, if a Shareholder does not tender all of his or her Shares, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes and may result in deemed distributions to non-tendering Shareholders. On the other hand, Shareholders holding Shares as capital assets who tender all of their Shares (including Shares deemed owned by Shareholders under constructive ownership rules) will be treated as having sold their Shares and generally will recognize capital gain or loss. The amount of the gain or loss will be equal to the difference between the amount received for the Shares and the Shareholder’s adjusted tax basis in the relevant Shares. Such gain or loss generally will be a long-term capital gain or loss if the Shareholder has held such Shares as capital assets for more than one year. Otherwise, the gain or loss will be treated as short-term capital gain or loss.

Losses realized by a Shareholder on the sale or exchange of Shares held as capital assets for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gains received (or deemed received, as discussed above) with respect to such Shares. In addition, no loss will be allowed on a sale or other disposition of Shares if the Shareholder acquires (including through reinvestment of distributions or otherwise) Shares or enters into a contract or option to acquire Shares, within 30 days before or after any disposition of such Shares at a loss. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss. Under current law, net capital gains recognized by non-corporate Shareholders are generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.

In general, U.S. Shareholders currently are generally subject to a maximum federal income tax rate of either 15% or 20% (depending on whether the Shareholder’s income exceeds certain threshold amounts) on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in Shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate Shareholders with net capital losses for a tax year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each tax year. Any net capital losses of a non-corporate Shareholder in excess of $3,000 generally may be carried forward and used in subsequent tax years as provided in the Code. Corporate Shareholders generally may not deduct any net capital losses for a tax year but may carry back such losses for three tax years or carry forward such losses for five tax years.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. U.S. persons that are individuals, estates or trusts are urged to consult their tax advisors regarding the applicability of this tax to their income and gains in respect of their investment in the Fund.

The Fund (or if a U.S. Shareholder holds Shares through an intermediary, such intermediary) will send to each of its U.S. Shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per Share and per distribution basis, the amounts includible in such U.S. Shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS, including the amount of distributions, if any, eligible for the preferential maximum rate generally applicable to long-term capital gains. Distributions paid by the Fund generally will not be eligible for the corporate dividends received deduction or the preferential tax rate applicable to Qualifying Dividends because the Fund’s income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Shareholder’s particular situation.

Under U.S. Treasury regulations, if a Shareholder recognizes losses with respect to Shares of $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder, the Shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The Fund will report the adjusted cost basis information is for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Shareholders should contact their Financial Intermediaries with respect to reporting of cost basis and available elections for their accounts. Shareholders should consult their tax advisors with respect to any adjustments to the basis of shares that may be required.

Backup Withholding and Information Reporting

Information returns will be filed with the IRS in connection with payments on Shares and the proceeds from a sale or other disposition of Shares. A Shareholder will be subject to backup withholding on all such payments if it fails to provide the payor with its correct taxpayer identification number (generally, in the case of a U.S. resident Shareholder, on an IRS Form W-9) and to make required certifications or otherwise establish an exemption from backup withholding. Corporate Shareholders and certain other Shareholders generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld as backup withholding may be credited against the applicable Shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Taxation of Non-U.S. Shareholders

Whether an investment in the Fund is appropriate for a non-U.S. Shareholder (as defined below) will depend upon that investor’s particular circumstances. An investment in the Fund by a non-U.S. Shareholder may have adverse tax consequences. Non-U.S. Shareholders should consult their tax advisors before investing in Shares.

The U.S. federal income taxation of a Shareholder that is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “non-U.S. Shareholder”), depends on whether the income that the Shareholder derives from the Fund is “effectively connected” with a U.S. trade or business carried on by the Shareholder.

If the income that a non-U.S. Shareholder derives from the Fund is not “effectively connected” with a U.S. trade or business carried on by such non-U.S. Shareholder, distributions of “investment company taxable income” will generally be subject to a U.S. federal withholding tax at the then-current rate (or a lower rate provided under an applicable treaty), subject to certain exceptions described below. Alternatively, if the income that a non-U.S. Shareholder derives from the Fund is effectively connected with a U.S. trade or business of the non-U.S. Shareholder, the Fund will not be required to withhold U.S. federal tax if the non-U.S. Shareholder complies with applicable certification and disclosure requirements, although such income will be subject to U.S. federal income tax in the manner described below and at the rates applicable to U.S. residents. Backup withholding will not, however, be applied to payments that have been subject to the respective rate of withholding tax applicable to non-U.S. Shareholders.

A non-U.S. Shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business will generally be exempt from U.S. federal income tax on capital gains distributions, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares. If, however, such a non-U.S. Shareholder is a nonresident alien individual and is physically present in the United States for 183 days or more during the tax year and meets certain other requirements such capital gains distributions, undistributed capital gains and gains from the sale or exchange of Shares will be subject to the applicable U.S. tax rate.

Furthermore, properly reported distributions by the Fund and received by non-U.S. Shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid by the Fund in respect of the Fund’s “qualified net interest income” (i.e., the Fund’s U.S. source interest income, subject to certain exceptions, reduced by expenses that are allocable to such income), or (b) are paid by the Fund in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gains over the Fund’s long-term capital losses for such tax year). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible distributions as derived from such qualified net interest income or from such qualified short-term capital gains, and a portion of such distributions (e.g., derived from interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Moreover, in the case of Shares held through an intermediary, the intermediary may have withheld amounts even if the Fund reported all or a portion of a distribution as exempt from U.S. federal withholding tax. To qualify for this exemption from withholding, a non-U.S. Shareholder must comply with applicable certification requirements relating to its non-U.S. tax residency status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP, or an acceptable substitute or successor form). Thus, an investment in the Shares by a non-U.S. Shareholder may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. Shareholder, any distributions of “investment company taxable income,” capital gains distributions, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares will be subject to U.S. income tax, on a net income basis, in the same manner, and at the graduated rates applicable to, U.S. persons. If such a non-U.S. Shareholder is a corporation, it may also be subject to the U.S. branch profits tax.

A non-U.S. Shareholder other than a corporation may be subject to backup withholding on net capital gains distributions that are otherwise exempt from withholding tax or on distributions that would otherwise be taxable at a reduced treaty rate if such Shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption.

If the Fund distributes net capital gains in the form of deemed rather than actual distributions, a non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. However, to obtain the refund, the non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.

Under the Foreign Account Tax Compliance Act provisions of the Code, the Fund is required to withhold U.S. tax (at the applicable rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

The tax consequences to a non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the potential application of the U.S. estate tax.

Other Taxes

Shareholders may be subject to state, local and non-U.S. taxes applicable to their investment in the Fund. In those states or localities, entity-level tax treatment and the treatment of distributions made to Shareholders under those jurisdictions’ tax laws may differ from the treatment under the Code. Accordingly, an investment in Shares may have tax consequences for Shareholders that are different from those of a direct investment in the Fund’s portfolio investments. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

ERISA CONSIDERATIONS

Employee benefit plans and other plans subject to ERISA or the Code, including corporate savings and 401(k) plans, IRAs and Keogh Plans (each, an “ERISA Plan”) may purchase Shares. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions and other standards. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any ERISA Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, none of the Fund or the Advisors will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Fund.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisors regarding the consequences under ERISA of an investment in the Fund through an ERISA Plan.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office with cause only by action taken by a majority of the remaining Trustees (or, in the case of an Independent Trustee, only by action taken by a majority of the remaining Independent Trustees). The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer or sale or transfer of substantially all of the Fund’s assets. The Fund may be dissolved only upon approval of not less than 80% of the Trustees or, to the extent provided under those circumstances described in this Registration Statement, by the vote of the majority of the outstanding Shares. To convert the Fund to an open-end investment company, the Declaration of Trust requires the favorable vote of a majority of the Continuing Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Continuing Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms. The Board has considered these anti-takeover provisions, including provisions with respect to the Board and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, and determined that these anti-takeover provisions are in the best interests of shareholders. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

PLAN OF DISTRIBUTION

Calamos Financial Services LLC, located at 2020 Calamos Court, Naperville, IL 60563, serves as the Fund’s principal underwriter and acts as the Distributor of the Fund’s Shares on a best efforts basis, subject to various conditions. The Fund’s Shares are offered for sale through the Distributor at a price equal to the then-current NAV per share plus any applicable sales load. The Distributor also may enter into agreements with Financial Intermediaries for the sale and servicing of the Fund’s Shares. While Class M Shares do not impose a front-end sales charge, if you purchase Class M Shares through certain financial firms, they may directly charge you transaction or other fees in such amount as they may determine. Please consult your financial firm for additional information. In reliance on Rule 415 under the Securities Act, the Fund intends to offer its Shares, on a continual basis, through the Distributor. The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares but will use its best efforts to solicit orders for the purchase of the Shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund Shares. The Fund has agreed to indemnify the Distributor for losses arising out of a claim, action, suit or proceeding based upon any untrue statement of material fact or the omission to state a material fact necessary to make the statements not misleading contained in this Prospectus, unless such statement or omission was made in reliance upon written information furnished by the Distributor, provided that the Distributor shall not be entitled to any indemnification by reason of its willful misfeasance, lack of good faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the Agreement.

The Fund has authorized one or more Financial Intermediaries to receive on its behalf purchase and redemption orders. Such Financial Intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Purchase orders will be priced at the Fund’s NAV next computed after they are received by a Financial Intermediary or the Financial Intermediary’s authorized designee. Investors may be charged a fee if they effect transactions through a Financial Intermediary or authorized designee.

The Advisors or their affiliates, in the Advisors’ discretion and from their own resources, may pay Additional Compensation to Financial Intermediaries in connection with the sale of Fund Shares. In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a Financial Intermediary’s registered representatives, placement on a list of investment options offered by a Financial Intermediary, or the ability to assist in training and educating a Financial Intermediary. The Additional Compensation may differ among Financial Intermediaries in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding Shares held by Shareholders introduced by the Financial Intermediary, or determined in some other manner. The receipt of Additional Compensation by a selling Financial Intermediary may create potential conflicts of interest between an investor and its Financial Intermediary who is recommending the Fund over other potential investments. Additionally, the Fund pays a servicing fee to the Financial Intermediaries or financial institutions and for providing ongoing services in respect of clients with whom it has distributed Shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and ongoing liaison services as the Fund or the Advisors may reasonably request.

PURCHASING SHARES

Investors may purchase Class A, Class C and Class I Shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by the Transfer Agent. Class A, Class C, Class I and Class M Shares of the Fund may be purchased through Financial Intermediaries offering such Shares. Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary and accepted by the Fund. A Financial Intermediary may hold Shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial Intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. The Fund accepts initial and additional purchases of Shares on each day that the NYSE is open for business. Orders will be priced based on the Fund’s NAV next computed (at the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business) after it is received by the transfer agent.

While Class M Shares are not subject to a front-end sales charge, if you purchase Class M Shares through certain financial firms, such firms may directly charge you transaction or other fees in such amount as they may determine. Please consult your financial firm for additional information. Investors in Class A Shares and Class C Shares may be subject to purchase deadlines set by their Financial Intermediary. Financial Intermediaries who miss Fund deadlines on behalf of their clients on any day may have their purchases delayed until the next day that the Fund accepts purchases orders.

If an investment is made through a Keogh plan or 401(k) plan, an approved trustee must process and forward the subscription to the Fund. In such case, the Fund will send the confirmation and notice of its acceptance to the trustee.

The Fund accepts initial and additional purchases of Shares on each business day. All purchases are subject to the receipt of immediately available funds.

The Fund does not issue the Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable purchase date, i.e., the following business day. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

The Fund reserves the right to reject any application. Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor.

By Mail - Initial Investment

To make an initial purchase by mail, complete a subscription application and mail the application, together with a check made payable to Calamos Aksia Private Equity and Alternatives Fund to the Transfer Agent in writing via overnight mail, USO or via USPS mail, Attn: Transfer Agent, c/o State Street Corporation, 1776 Heritage Drive, North Quincy, MA 02171, 3rd Floor.

The transfer agent must receive a completed subscription application from a Financial Intermediary before an investor wires funds. The Financial Intermediary may mail or overnight deliver an subscription application to the transfer agent. Upon receipt of the completed subscription application, the transfer agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at 888-444-3613 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire, although the Fund will not accept payment by automated clearing house (ACH). The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE in accordance with the procedures described above. Your bank may charge you a fee for wiring same-day funds. The bank should transmit funds by wire to:

ABA: 011000028

State Street Bank and Trust

Account: 11807914

CALAMOS AKSIA PE AND ALTS FUND

In compliance with the USA Patriot Act of 2001, the Transfer Agent will verify certain information on each subscription application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Registered representatives/investment advisors may call the Fund at 888-444-3613 for additional assistance when completing an application.

If the Transfer Agent does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within five business days if clarifying information/documentation is not received.

Purchase Terms

With respect to Class A Shares and Class C Shares, the minimum initial investment is $2,500 for all accounts; subsequent investments may be made with at least $100, except for purchases made pursuant to the Fund’s DRP or as otherwise permitted by the Fund. Investors purchasing Class A Shares may be charged a sales load of up to 3.50% of their net purchase, as described below. Class C shareholders who tender for repurchase of such shareholder’s Class C Shares such that they will have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price. No order for Class C shares of the Fund may exceed $250,000. With respect to Class M Shares, the minimum initial investment is $10,000 for all accounts; subsequent investments may be made with at least $100, except for purchases made pursuant to the Fund’s DRP or as otherwise permitted by the Fund. While Class M Shares do not impose a front-end if you purchase Class M Shares through certain financial firms, they may directly charge you transaction or other fees in such amount as they may determine. Please consult your financial firm for additional information. With respect to Class I Shares, the minimum initial investment is $1,000,000 for all accounts; subsequent investments may be made in any amount. The Fund reserves the right to waive the investment minimum for Class A Shares, Class C Shares, Class I Shares and Class M Shares. Minimum initial investment is waived for current or retired trustees of the Trust, officers, and employees of the Advisors or their affiliates, employees of the Distributor, or employees of an entity with a selling group arrangement with the Distributor, and their immediate family members, including a spouse, child, stepchild, parent, stepparent, sibling, grandchild, and grandparent, in each case including in-law and adoptive relationships. The Fund may permit a Financial Intermediary to waive the initial minimum per shareholder for Class I Shares in the following situations: broker-dealers purchasing fund shares for clients in broker-sponsored discretionary fee-based advisory programs and Financial Intermediaries with clients of a registered investment advisor (RIA) who have entered into an agreement to offer institutional shares through a no-load program or investment platform. The Fund’s Class I Shares are offered for sale through its Distributor at NAV. The price of the Shares during the Fund’s continuous offering will fluctuate over time with the NAV of the Shares.

The Fund’s Shares are offered for sale through its Distributor at NAV plus any applicable sales load. The price of the Shares during the Fund’s continuous offering will fluctuate over time with the NAV of the Shares.

Class A Shares

Investors purchasing Class A Shares may be charged a sales load based on the amount of their net investment in the Fund. The sales load payable by each investor depends upon the amount invested by such investor in the Fund, but may range from 0.00% to 3.50%. A reallowance to participating broker-dealers may be made by the Distributor from the sales load paid by each investor.

You may be able to buy Class A Shares without a sales charge (i.e., “load-waived”) when you are:

● reinvesting dividends or distributions;

● purchasing Shares through a financial services firm that has a special arrangement with the Fund;

● participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services; or

● any current or retired trustee of the Fund, or any associated trust, person, or profit sharing or other benefit plan of such current or retired trustee; any employee of the Fund's distributor or its affiliates; an employee of an entity with a selling group agreement with the Fund's distributor; or any member of the immediate family of a person qualifying here including a spouse, child, stepchild, parent, stepparent, sibling, grandchild and grandparent, in each case including in-law and adoptive relationships.

The following sales loads apply to your purchases of Class A Shares of the Fund:

Amount Purchased	Sales Load as a % of Offering Price	Sales Loads as a % of Amount Invested	Dealer Reallowance*	Dealer Manager Fee
Under $100,000	3.50%	3.63%	3.50%	0%
$100,000-$249,999	2.00%	2.04%	2.00%	0%
$250,000 and above**	None	None	1.00%	None

* Gross Dealer Concession paid to participating broker-dealers.

** On an investment of $250,000 or more, the distributor from its own resources pays the selling dealer a commission of 1.00% of the amount of the investment. You may pay a contingent deferred sales charge of 1.00% on shares sold within 18 months after purchase.

Reduced Sales Charges for Class A Purchases

As the table above shows, the larger your investment, the lower your initial sales charge on Class A shares. Each investment threshold that qualifies for a lower sales charge is known as a "breakpoint." You may be able to qualify for a breakpoint on the basis of a single purchase or by aggregating the amounts of more than one purchase in the following ways:

Rights of Accumulation

You may combine the value, at the current public offering price, of Class A, Class C and Class I shares of the Fund already owned with a new purchase of Class A shares of the Fund to reduce the sales charge on the new purchase. The sales charge for the new shares will be figured at the rate in the table above that applies to the combined value of your current and new investment.

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A Shares of the Fund as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

● an individual;

● an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

● a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Code, including related plans of the same employer.

To obtain any of the breakpoint discounts described above, you must notify us or your financial advisor at the time you purchase shares of each eligible account you or a member of your immediate family maintains. If you do not let us or your financial advisor know of all of the holdings or planned purchases that make you eligible for a reduction, you may not receive a discount to which you are otherwise entitled. If you make your investment through a financial advisor, it is solely your financial advisor's responsibility to ensure that you receive discounts for which you are eligible, and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by us or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's transfer agent, you will need to provide the foregoing information to us at the time you purchase shares.

If you plan to rely on this right of accumulation, you must notify the Distributor at the time of your purchase. You will need to give the Distributor your account numbers. Existing holdings of family members or other related accounts of a Shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Letter of Intent

You may reduce the sales charges you pay on the purchase of Class A shares by making investments pursuant to a Letter of Intent ("LOI"). Under an LOI, you may purchase additional Class A shares of the Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at once. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. In addition, the market value of any current holdings in the Fund (as described and calculated under "Rights of Accumulation" as further noted in the Fund's prospectus) are eligible to be aggregated as of the start of the 13-month period and will be credited toward satisfying the LOI, but the reduced LOI sales charge rate will only apply to purchases made on or after the commencement date of the LOI. The 13-month LOI period commences with your first purchase of shares at the reduced LOI sales charge rate, and this first purchase also acknowledges acceptance of the terms of the LOI. The initial investment must meet the minimum initial purchase requirements. Purchases resulting from the reinvestment of dividends and/or capital gains do not apply towards the fulfillment of the LOI. In all instances, it is the investor's responsibility to notify the Fund, the Fund's transfer agent and/or their financial advisor of any current holdings in the Funds that should be counted towards the sales charge reduction (and provide account statements, as needed, for verification purposes) and any subsequent purchases that should be counted towards fulfillment of the LOI. During the term of the LOI, shares representing up to 5% of the indicated LOI amount will be held in escrow. Shares held in escrow have full dividend and voting privileges. The escrowed shares will be released when the full amount indicated has been purchased. If the full indicated LOI amount is not purchased during the term of the LOI, you will be required to pay the Distributor an amount equal to the difference between the dollar amount of the sales charges actually paid and the amount of the sales charges that you would have paid on your aggregate purchases if the total of such purchases had been made at a single time, and the Distributor reserves the right to redeem escrowed shares from your account if necessary to satisfy this obligation. Any remaining escrowed shares will be released to you. An LOI does not obligate you to buy, or a Fund to sell, the indicated amount of shares. Before submitting and/or signing an LOI, please carefully read and review the LOI provisions found in both this prospectus and the statement of additional information.

Exchanging Shares

Exchanges from one class of Shares to another class of Shares are generally not permitted. Upon request, the Fund may, in its discretion, permit a current Shareholder to exchange his or her shares to another class of Shares in a non-taxable transaction; provided that such Shareholder meets the requirements of the new Share class.

Share Class Considerations

When selecting a Share class, you should consider the following:

● which Share classes are available to you;

● how much you intend to invest;

● how long you expect to own the Shares; and

● total costs and expenses associated with a particular Share class.

Each investor’s financial considerations are different. You should speak with your Financial Intermediary to help you decide which Share class is best for you. Not all Financial Intermediaries offer all classes of Shares. If your Financial Intermediary offers more than one class of Shares, you should carefully consider which class of Shares to purchase.

Distribution and/or Shareholder Service Expenses

The Fund has adopted a “Distribution and Shareholder Services Plan” with respect to its Class A, Class C and Class M Shares under which the Fund may compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of clients with whom they have distributed Shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Advisors may reasonably request. Under the Distribution and Shareholder Services Plan, the Fund, with respect to Class A, Class C and Class M, may incur expenses on an annual basis equal to 0.25%, 1.00% and 0.75%, respectively, of its average daily net assets. With respect to Class A Shares, the entire fee is characterized as a “shareholder service fee.” With respect to Class C Shares, 0.25% of the fee is characterized as a “shareholder service fee” and the remaining portion is characterized as a “distribution fee.” With respect to Class M Shares, the entire fee is characterized as a “distribution fee.”

The Distribution and Shareholder Services Plan and the Distribution Plan each operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset-based distribution fees.

DISTRIBUTIONS

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. From time to time, the Fund may also pay special interim distributions in the form of cash or Shares at the discretion of the Board. Unless Shareholders elect to receive distributions in the form of cash, the Fund intends to make its ordinary distributions in the form of additional Shares under the DRP. Any distributions reinvested under the DRP will nevertheless remain subject to U.S. federal (and applicable state and local) taxation to Shareholders. The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including Fund investments), non-capital gains proceeds from the sale of assets (including Fund investments), dividends or other distributions paid to the Fund on account of preferred and common equity investments by the Fund in Private Equity Funds and/or Portfolio Companies and expense reimbursements from the Adviser. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions.

Each year, a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) will be furnished to Shareholders subject to IRS reporting. Fund ordinary distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. To the extent that the Fund pays distributions that constitute a return of capital for U.S. federal income tax purposes, it will lower an investor’s tax basis in his or her Shares. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from the Fund’s investment activities. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

As discussed in the “Tax Aspects” section, to qualify for and maintain RIC tax treatment, the Fund is required to distribute on a timely basis with respect to each tax year dividends for U.S. federal income tax purposes of an amount at least equal to the sum of 90% of “investment company taxable income” and net tax-exempt interest income, determined without regard to any deduction for dividends paid, for such tax year. To avoid certain excise taxes imposed on RICs, the Fund is required to distribute in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of capital gain net income (adjusted for certain ordinary losses) generally for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gain net income for previous calendar years that were not distributed during such calendar years and on which the Fund paid no U.S. federal income tax. The Fund can offer no assurance that it will achieve results that will permit the payment of any cash distributions. If the Fund issues senior securities, the Fund will be prohibited from making distributions if doing so causes it to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of the Fund’s borrowings. Any such limitations would adversely impact the Fund’s ability to make distributions to Shareholders.

Dividend Reinvestment Plan

The Fund will operate under the DRP administered by the Transfer Agent. Pursuant to the DRP, the Fund’s Distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund.

Shareholders automatically participate in the DRP, unless and until an election is made to withdraw from the DRP on behalf of such participating Shareholder. A Shareholder who does not wish to have Distributions automatically reinvested may terminate participation in the DRP by written instructions to that effect to the Transfer Agent. Shareholders who elect not to participate in the DRP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by the Transfer Agent at least five business days prior to the record date of the Distribution or the shareholder will receive such Distribution in Shares through the DRP. Any written request received later than such time may be processed by the Transfer Agent but is not guaranteed. Under the DRP, the Fund’s Distributions to Shareholders are automatically reinvested in full and fractional Shares as described below.

When the Fund declares a Distribution, the Transfer Agent, on the Shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from Shareholders by the Fund. The number of Shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share.

The Transfer Agent will maintain all Shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. The Transfer Agent will hold Shares in the account of the Shareholders in non-certificated form in the name of the participant, and each Shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRP. Each participant, nevertheless, has the right to request certificates for whole and fractional Shares owned. The Fund will issue certificates in its sole discretion. The Transfer Agent will distribute all proxy solicitation materials, if any, to participating Shareholders.

In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRP, the Transfer Agent will administer the DRP on the basis of the number of Shares certified from time to time by the record shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the DRP.

Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. See “Tax Aspects.”

The Fund reserves the right to amend or terminate the DRP upon 30 days’ notice to Shareholders. There is no direct service charge to participants with regard to purchases under the DRP; however, the Fund reserves the right to amend the DRP to include a service charge payable by the participants.

All correspondence concerning the DRP should be directed to the Transfer Agent in writing via overnight mail, USO or via USPS mail, Attn: Transfer Agent, c/o State Street Corporation, 1776 Heritage Drive, North Quincy, MA 02171, 3rd Floor.

FISCAL YEAR; REPORTS

For accounting purposes, the Fund’s fiscal year and tax year are expected to end on March 31 and September 30, respectively. As soon as practicable after the end of each calendar year, a statement on Form 1099-DIV identifying the sources of the distributions paid by the Fund to Shareholders for tax purposes will be furnished to Shareholders subject to IRS reporting. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

INQUIRIES

Inquiries concerning the Fund and the Shares should be directed to the Fund at 888-444-3613.

CALAMOS AKSIA PRIVATE EQUITY and Alternatives FUND

SHARES OF BENEFICIAL INTEREST

PROSPECTUS

[   ], 2025

Subject to Completion, June 6, 2025

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

CALAMOS AKSIA PRIVATE Equity and Alternatives FUND

SHARES OF BENEFICIAL INTEREST

Class A Shares

Class C Shares

Class I Shares

Class M Shares

Statement of Additional Information

[   ], 2025

Calamos Aksia Private Equity and Alternatives Fund (the “Fund”) is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund. The Fund’s investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

This Statement of Additional Information (this “Statement of Additional Information” or “SAI”) is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus of the Fund dated [   ], 2025, as it may be amended from time to time (the “Prospectus”). This Statement of Additional Information is incorporated by reference into the Prospectus. A copy of the Prospectus (as well as the Fund’s Annual and Semi-Annual Report once completed) and any or all information that has been incorporated by reference into the prospectus or Statement of Additional Information but not delivered with the prospectus or Statement of Additional Information, will be provided upon request and without charge by writing to the Fund at Calamos Aksia Private Equity and Alternatives Fund c/o 2020 Calamos Court, Naperville, Illinois 60563, Client Services, 4th Floor or by calling toll-free 888-444-3613 or by accessing the Fund’s website at calamos.com. The information on the website is not incorporated by reference into this Statement of Additional Information and investors should not consider it a part of this Statement of Additional Information. The Prospectus, and other information about the Fund, are also available on the U.S. Securities and Exchange Commission’s (the “SEC”) website at sec.gov. The address of the SEC’s website is provided solely for the information of prospective investors and is not intended to be an active link.

This SAI is not an offer to sell shares of beneficial interest (“Shares”) of the Fund and is not soliciting an offer to buy Shares in any state where the offer or sale is not permitted.

Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

Shares are distributed by Calamos Financial Services LLC (“Distributor”) to institutions and financial intermediaries who may distribute Shares to clients and customers (including affiliates and correspondents) of the Fund’s investment adviser, and to clients and customers of other organizations. The Fund’s Prospectus, which is dated [   ], 2025, provides basic information investors should know before investing. This SAI is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus.

TABLE OF CONTENTS

INVESTMENT OBJECTIVE, POLICIES AND RISKS	1
INVESTMENT RESTRICTIONS	16
MANAGEMENT OF THE FUND	18
PORTFOLIO TRANSACTIONS	31
TAXATION OF THE FUND	31
PROXY VOTING POLICY AND PROXY VOTING RECORD	35
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	36
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	36
LEGAL COUNSEL	36
DISTRIBUTOR	36
ADDITIONAL INFORMATION	36
FINANCIAL STATEMENTS	37

INVESTMENT OBJECTIVE, POLICIES AND RISKS

The investment objective of the Fund, as well as the principal investment strategies of the Fund and the principal risks associated with such investment strategies, are set forth in the Prospectus. The following disclosure supplements the disclosure set forth under the caption “Types of Investments and Related Risks” in the Prospectus and does not, by itself, present a complete or accurate explanation of the matters disclosed. Prospective investors must refer also to “Types of Investments and Related Risks” in the Prospectus for a complete presentation of the matters disclosed below.

Equity Securities

The Fund’s and/or a Private Equity Fund’s portfolio may include investments in common stocks, preferred stocks, and convertible securities of U.S. and foreign issuers. The Fund and/or a Private Equity Fund also may invest in depositary receipts relating to foreign securities. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities.

Common Stock

Common stock or other common equity issued by a corporation or other entity generally entitles the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claims of shareholders, after making required payments to holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stock

Preferred stock or other preferred equity generally has a preference as to dividends and, in the event of liquidation, to an issuer’s assets, over the issuer’s common stock or other common equity, but it ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash or additional shares of preferred stock at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are generally payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stock, or other securities that may be converted into or exchanged for a specified amount of common equity of the same or different issuer within a specified period of time at a specified price or based on a specified formula. In many cases, a convertible security entitles the holder to receive interest or a dividend that is generally paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields (i.e., rates of interest or dividends) than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock into which they are convertible due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. The Fund’s and/or a Private Equity Fund’s investments in convertible securities are expected to primarily be in private convertible securities, but may be in public convertible securities.

1

The value of a convertible security is primarily a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (determined by reference to the security’s anticipated worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also increase or decrease the convertible security’s value. If the conversion value is low relative to the investment value, the convertible security is valued principally by reference to its investment value. To the extent the value of the underlying common stock approaches or exceeds the conversion value, the convertible security will be valued increasingly by reference to its conversion value. Generally, the conversion value decreases as the convertible security approaches maturity. Where no market exists for a convertible security and/or the underlying common stock, such investments may be difficult to value. A public convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

A convertible security may in some cases be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the holder will generally have a choice of tendering the security for redemption, converting it into common stock prior to redemption, or selling it to a third party. Any of these actions could have a material adverse effect and result in losses to the Fund.

Cash Equivalents and Short-Term Debt Securities

For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt securities are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, the securities of which are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, the securities of which are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, the securities of which are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the securities of which are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate. The economic crisis in the United States during 2008 and 2009 negatively impacted government-sponsored entities. As the real estate market deteriorated through declining home prices and increasing foreclosure, government-sponsored entities, which back the majority of U.S. mortgages, experienced extreme volatility, and in some cases, a lack of liquidity. The Advisor and the Sub-Advisor will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives; but there can be no assurance that it will be successful in doing so.

2

(2) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Advisors will monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Advisors will do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

Asset-Backed (Including Mortgage-Backed) Securities

The Fund may purchase asset-backed securities, which are securities backed by mortgages, real estate debt, consumer loans, senior living debt, installment contracts, small business loans, credit card receivables, municipal securities or other financial assets. The investment characteristics of asset-backed securities differ from those of traditional fixed income securities. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made periodically, thus in effect “passing through” such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security normally is subject to both call risk and extension risk, and an asset-backed security’s stated maturity may be shortened. In addition, the security’s total return may be difficult to predict precisely. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities.

If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of the Fund’s fixed income investments, the maturity of asset-backed securities will be based on estimates of average life. Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

3

Asset-backed securities acquired by the Fund may include collateralized mortgage obligations (“CMOs”). CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways, and normally are considered derivative securities. In some cases CMOs may be highly leveraged and very speculative. The Funds will not purchase “residual” CMO interests, which normally exhibit greater price volatility.

Extension Risk

An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to reinvest in higher yielding securities.

Systemic

Credit risk may also arise through a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution causes a series of defaults by the other institutions. This is sometimes referred to as a “systemic risk” and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms and exchanges, with which the Fund interacts on a daily basis.

Collateralized Loan Obligations

The Fund may invest in CLOs and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In the case of most CLOs, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated/equity tranches. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the collateral and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying collateral and may be rated investment grade. Despite the protection from the equity and mezzanine tranches, more senior tranches of CLOs can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

In light of the above, CLOs may present risks similar to those of other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs depending upon the Fund’s ranking in the capital structure. In certain cases, losses may equal the total amount of the Fund’s principal investment. Investments in structured vehicles involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations.

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In addition to the general risks associated with investing in debt securities and asset-backed securities (e.g., interest rate risk, credit risk and default risk), CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the Fund may invest in tranches of a CLO that are subordinate to other classes; and (4) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments held by the Fund to be reduced, either temporarily or permanently. CLOs also may be subject to prepayment risk. Further, the performance of a CLO may be adversely affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. There are also the risks that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. In addition, the complex structure of the security may produce unexpected investment results, especially during times of market stress or volatility.

Warehouse Investment Risk

The Fund may invest in warehouses, which are financing structures created prior to and in anticipation of CLO or CDO closings and issuing securities and are intended to aggregate direct loans, corporate loans and/or other debt obligations that may be used to form the basis of CLO or CDO vehicles. To finance the acquisition of a warehouse’s assets, a financing facility (a “Warehouse Facility”) is often opened by (i) the entity or affiliates of the entity that will become the collateral manager of the CLO or CDO upon its closing and/or (ii) third-party investors that may or may not invest in the CLO or CDO. The period from the date that a warehouse is opened and asset accumulation begins to the date that the CLO or CDO closes is commonly referred to as the “warehousing period.” In practice, investments in warehouses (“Warehouse Investments”) are structured in a variety of legal forms, including subscriptions for equity interests or subordinated debt investments in SPVs that obtain a Warehouse Facility secured by the assets acquired in anticipation of a CLO or CDO closing.

A Warehouse Investment generally bears the risk that (i) the warehoused assets (typically senior secured corporate loans) will drop in value during the warehousing period, (ii) certain of the warehoused assets default or for another reason are not permitted to be included in a CLO or CDO and a loss is incurred upon their disposition, and (iii) the anticipated CLO or CDO is delayed past the maturity date of the related Warehouse Facility or does not close at all, and, in either case, losses are incurred upon disposition of all of the warehoused assets. In the case of (iii), a particular CLO or CDO may not close for many reasons, including as a result of a market-wide material adverse change, a manager-related material adverse change or the discretion of the manager or the underwriter.

There can be no assurance that a CLO or CDO related to Warehouse Investments will be consummated. In the event a planned CLO or CDO is not consummated, investors in a warehouse (which may include the Fund) may be responsible for either holding or disposing of the warehoused assets. Because leverage is typically used in warehouses, the potential risk of loss may be increased for the owners of Warehouse Investments. This could expose the Fund to losses, including in some cases a complete loss of all capital invested in a Warehouse Investment.

The Fund may be an investor in Warehouse Investments and in CLOs or CDOs that acquire warehoused assets, including from warehouses in which any of the Fund, other clients of a Sub-Advisor or a Sub-Advisor has directly or indirectly invested. This involves certain conflicts and risks.

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The Warehouse Investments represent leveraged investments in the underlying assets of a warehouse. Therefore, the value of a Warehouse Investment is often affected by, among other things, (i) changes in the market value of the underlying assets of the warehouse; (ii) distributions, defaults, recoveries, capital gains, capital losses and prepayments on the underlying assets of the warehouse; and (iii) the prices, interest rates and availability of eligible assets for reinvestment. Due to the leveraged nature of a Warehouse Investment, a significant portion (and in some circumstances all) of the Warehouse Investments made by the Fund may not be repaid.

Fixed Income Securities

The Fund may invest in fixed income securities. The Fund will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive, and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed income securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations; U.S. government securities or debt securities issued or guaranteed by a non-U.S. government; municipal securities; and mortgage-backed and asset backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

The Fund may invest in both investment grade and non-investment grade debt securities (commonly referred to as “junk bonds”). Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a “Rating Agency”) in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by the Investment Manager to be of comparable quality. There is no minimum credit standard as a prerequisite to an investment in any security. As a result, the Fund may invest in debt securities that are rated below investment grade and are considered speculative, including distressed bonds. The Fund may invest in fixed income securities of companies in initial public offerings (“IPOs”) or shortly after those offerings are complete.

The Fund’s investments in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

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High Yield, Low-Rated or Unrated Securities

The Fund or a Private Equity Fund may invest in high yield fixed-income securities. Debt securities (including bonds) and preferred stock in which the Fund invests may or may not be rated by credit rating agencies. If they are rated, their ratings may range from the very highest to the very lowest. Securities rated below investment grade normally provide a yield that is significantly higher than that of investment grade securities, but are quite speculative for reasons enumerated below. The lower-rated categories include debt securities that are in default and debt securities of insolvent issuers. The rating that a credit rating agency assigns to a security does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security. The values of lower-rated securities (including unrated securities of comparable quality) fluctuate more than those of higher-rated securities because investors generally believe that there are greater risks associated with them. In addition, the lower rating reflects a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of principal and income. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of the securities more volatile and could limit the purchaser’s ability to sell the securities at prices approximating the values it had placed on the securities. In general, the market for lower-rated or unrated securities is smaller and less active than that for higher-rated securities, which can adversely affect the ability to sell these securities at favorable prices. In addition, the market prices of lower-rated securities are likely to be more volatile because: (i) an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default; (ii) past legislation has limited (and future legislation may further limit) investment by certain institutions in lower-rated securities or the tax deductibility of the interest by the issuer, which may adversely affect the value of the securities; and (iii) it may be difficult to obtain information about financially or operationally troubled issuers. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase.

Other Fund Strategies

Short Sales

The Fund may engage in short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own as a means of attractive financing for purchasing other assets or in anticipation that the market price of that security will decline. The Fund may make short sales for financing, for risk management, to maintain portfolio flexibility or to enhance income or gain.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace the borrowed security may be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund may also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Short selling involves a number of risks. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may, but is not expected to, have substantial short positions and may engage in short sales where it does not own or have the immediate right to acquire the security sold short, and as such must borrow those securities to make delivery to the buyer under the short sale transaction. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement any short sale strategy it employs due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

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Until the Fund replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position.

Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances, the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. Additionally, the Fund must maintain sufficient liquid assets, less any additional collateral pledged to the broker, marked-to-market daily, to cover the borrowed securities obligations. This may limit the Fund’s investment flexibility, as well as its ability to meet other current obligations.

In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer.

Derivatives

General Limitations on Futures and Options Transactions. Calamos has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with the U.S. Commodity Futures Trading Commission (the “CFTC”) Regulation 4.5 so that Calamos is not subject to registration or regulation as a commodity pool operator (“CPO”) under the Commodity Exchange Act (the “CEA”) with respect to the Fund. In order to maintain the exclusion for Calamos, the Fund must invest no more than a prescribed level of its liquidation value in certain futures, certain swap contracts and certain other derivatives subject to the CEA’s jurisdiction, and the Fund must not market itself as providing investment exposure to such instruments. If the Fund’s investments no longer qualify Calamos for the exclusion, Calamos may be subject to the CFTC’s CPO registration requirements with respect to the Fund, and the disclosure and operations of the Fund would need to comply with all applicable regulations governing commodity pools registered as investment companies under the 1940 Act and commodity pool operators. Compliance with the additional registration and regulatory requirements may increase operating expenses. Other potentially adverse regulatory initiatives could also develop.

Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions. The Fund complies with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will segregate cash, U.S. government securities, high-grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC on the Fund’s records in the amount prescribed. Securities segregated on the Fund’s records cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Options. The Fund may purchase put and call options on currencies or securities. A put option gives the purchaser the right to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price.

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As a holder of a put option, the Fund will have the right to sell the currencies or securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

Certain Considerations Regarding Options. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Some, but not all, of the Fund’s derivative instruments may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Futures Contracts. The Fund may enter into securities-related futures contracts, including security futures contracts, as an anticipatory hedge. The Fund’s derivative investments may include sales of futures as an offset against the effect of expected declines in securities prices and purchases of futures as an offset against the effect of expected increases in securities prices. The Fund does not enter into futures contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be “long” the contract. A person who sells a security futures contract enters into a contract to sell the underlying security and is said to be “short” the contract. The price at which the contract trades (the “contract price”) is determined by relative buying and selling interest on a regulated exchange.

Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. To enter into a security futures contract, the Fund must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.

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An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. However, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Futures positions also may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be entered into nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. Over-the-counter instruments generally are not as liquid as instruments traded on recognized exchanges. These constraints could prevent the Fund from promptly liquidating unfavorable positions and subject the Fund to substantial losses.

Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Depending on the terms of the contract, some security futures contracts are settled by physical delivery of the underlying security. At the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying securities. Conversely, a person who is short the contract must make delivery of the underlying securities in exchange for the final settlement price. Settlement with physical delivery may involve additional costs.

Depending on the terms of the contract, other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

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As noted above, margin is the amount of funds that must be deposited by the Fund to initiate futures trading and to maintain the Fund’s open positions in futures contracts. A margin deposit is intended to ensure the Fund’s performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily NAV, the Fund marks to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.

Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain to the investor. For example, if at the time of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

In addition to the foregoing, imperfect correlation between futures contracts and the underlying securities may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. For example, trading on a particular security futures contract must be halted if trading is halted on the listed market for the underlying security as a result of pending news, regulatory concerns or market volatility. Similarly, trading of a security futures contract on a narrow-based security index must be halted under circumstances where trading is halted on securities accounting for at least 50% of the market capitalization of the index. In addition, regulated exchanges are required to halt trading in all security futures contracts for a specified period of time when the Dow Jones Industrial Average experiences one-day declines of 10%, 20% and 30%. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.

A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

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Swap Agreements. The Fund may enter into swap agreements. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Some swaps are structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates. Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Certain risks are reduced (but not eliminated) if a fund invests in cleared swaps. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free.

Swap agreements may increase or decrease the overall volatility of the Fund’s investments and the price of Fund Shares. The performance of swap agreements may be affected by a change in the specific interest rate, currency or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by or insolvency of one of the parties and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. To reduce the risk associated with leveraging, the Fund will segregate assets equal to the full notional value of the swap agreements, unless future SEC staff guidance permits asset segregation to a lesser extent.

The use of swaps can cause the Fund to be subject to additional regulatory requirements, which may generate additional Fund expenses.

The Fund monitors any swaps with a view towards ensuring that the Fund remains in compliance with all applicable regulatory, investment and tax requirements.

Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Fund will be committed to pay under the swap.

Total Return Swaps. In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment. For example, if the Fund or a Private Equity Fund wished to invest in a senior loan, it could instead enter into a total return swap and receive the total return of the senior loan, less the “funding cost,” which would be a floating interest rate payment to the counterparty.

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Convertible Hedging

If the market price of the underlying common stock increases above the conversion price on a convertible security, the price of the convertible security will increase. The Fund’s increased liability on any outstanding short position would, in whole or in part, reduce this gain.

Convertible Securities

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.

Synthetic Convertible Instruments

The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

BDCs

The Fund may invest in private BDCs and publicly traded BDCs. A BDC is a type of closed-end investment company regulated under the 1940 Act. BDCs typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. BDCs invest in such diverse industries as healthcare, chemical and manufacturing, technology and service companies. At least 70% of a BDC’s investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Unlike corporations, BDCs are not taxed on income distributed to their shareholders, provided they comply with the applicable requirements of Subchapter M of Subtitle A, Chapter 1 (“Subchapter M”) of the Internal Revenue Code of 1986, as amended (the “Code”).

Investments in BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. Private BDCs are illiquid investments, and there is no guarantee the Fund will be able to liquidate or sell its private BDC investments.

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Certain BDCs may use leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage may increase the yield and total return of a BDC, it also subjects the BDC to increased risks, including magnification of any investment losses and increased volatility. In addition, a BDC’s income may fall if the interest rate on any borrowings of the BDC rises.

Special Purpose Acquisition Companies

A special purpose acquisition company (“SPAC”) is a publicly traded company that raises investment capital in the form of a blind pool via an initial public offering (“IPO”) for the purpose of acquiring an existing company. The typical SPAC IPO involves the sale of units consisting of one share of common stock combined with one or more warrants or fractions of warrants to purchase common stock at a fixed price upon or after consummation of the acquisition. Shortly after the SPAC’s IPO, such units typically are split into publicly listed common stock and warrants (and rights, if applicable) which are each listed and traded separately. The proceeds from the IPO are placed in trust until such time that the SPAC identifies and consummates the acquisition. A SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in U.S. government securities, money market securities and cash. If the SPAC does not complete the acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the entity’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, the Fund may obtain certain private rights and other interests issued by a SPAC (commonly referred to as “founder shares”), which may be subject to forfeiture or expire worthless and which generally have more limited liquidity than SPAC shares issued in an IPO.

SPACs are “blank check” companies with no operating history and, at the time that the Fund invests in a SPAC, the SPAC typically has not conducted any discussions or made any plans, arrangements, or understandings with any prospective transaction candidates. Accordingly, there is a limited basis, if any, on which to evaluate the SPAC’s ability to achieve its business objective, and the value of its securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. While certain SPACs are formed to make transactions in specified market sectors, others are complete “blank check” companies, and the management of the SPAC may have limited experience or knowledge of the market sector in which the transaction is made. Accordingly, at the time that the Fund invests in a SPAC, there may be little or no basis for the Fund to evaluate the possible merits or risks of the particular industry in which the SPAC may ultimately operate or the target business which the SPAC may ultimately acquire. A SPAC will not generate any revenues until, at the earliest, after the consummation of a transaction. While a SPAC is seeking a transaction target, its stock may be thinly traded and/or illiquid. There can be no assurance that a market will develop.

The proceeds of a SPAC IPO that are placed in trust are subject to risks, including the risk of insolvency of the custodian of the funds, fraud by the trustee, interest rate risk and credit and liquidity risk relating to the securities and money market funds in which the proceeds are invested.

The Fund may invest in liquid alternative strategies including stocks, rights, warrants, and other securities of SPACs. In addition, the Fund may obtain certain private rights and other interests issued by a SPAC (commonly referred to as “founder shares”), which may be subject to forfeiture or expire worthless and which generally have more limited liquidity than SPAC shares issued in an initial public offering.

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Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under certain circumstances in which the Fund does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Securities Lending

To the extent permitted by the 1940 Act, the Fund may make secured loans of its marginable securities to brokers, dealers and other financial institutions; provided, however, that the value of such loaned securities may not exceed one-third of the Fund’s total asset value, including collateral received in respect of such loans. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers and other financial institutions that are believed by the Advisors to be of relatively high credit standing. Loans of securities are made to broker-dealers pursuant to agreements requiring that such loans be continuously secured by collateral consisting of U.S. government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan. The Fund invests the cash collateral received in accordance with its investment objectives, subject to the Fund’s agreement with the borrower of the securities. In the case of cash collateral, the Fund typically pays a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for the Fund. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the Fund’s investment. The Fund may also call such loans to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Fund in permissible investments.

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Involuntary Repurchases and Mandatory Redemptions

The Fund, consistent with the requirements of the Fund’s Declaration of Trust, the provisions of the 1940 Act and rules thereunder, including Rule 23c-2, has the right to repurchase or redeem Shares of a Shareholder or any person acquiring Shares from or through a Shareholder under certain circumstances, including:

●	ownership of Shares by a Shareholder or other person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction;

●	continued ownership of such Shares may be harmful or injurious to the business or reputation of the Fund or the Advisors, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal consequences;

●	any of the representations and warranties made by a Shareholder in connection with the acquisition of Shares was not true when made or has ceased to be true; or

●	it would be in the best interests of the Fund to repurchase or redeem Shares.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

The Fund may not:

(1)	Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may (i) invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein; (ii) acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of other assets; (iii) invest in instruments directly or indirectly secured by commodities or securities issued by entities that invest in or hold such commodities and acquire temporarily commodities as a result thereof; and (iv) purchase and sell forward contracts, financial futures contracts and options thereon;

(2)	Issue senior securities or borrow money except as permitted by the 1940 Act and the rules and interpretative positions of the SEC thereunder or otherwise as permitted by applicable law;

(3)	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling its own securities or portfolio securities;

(4)	Make loans to other persons, except that (i) the Fund will not be deemed to be making a loan to the extent that the Fund makes debt investments in accordance with its stated investment strategies; (ii) the Fund may take short positions in any security or financial instrument; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 331/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law; and

(5)	Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry or group of industries; provided that (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt securities of governments or their political subdivisions will not be considered to represent an industry (other than those securities backed only by the assets and revenues of non-governmental users with respect to which the Fund will not invest 25% or more of the value of its total assets (taken at market value at the time of each investment) in securities backed by the same source of revenue, and (ii) this investment restriction does not apply to investments by the Fund in Private Equity Funds (or in another comparable investment pool). The Fund may invest in Private Equity Funds that may concentrate their assets in one or more industries. The Fund will not invest 25% or more of its assets in a Private Equity Fund that it knows concentrates its assets in a single industry or group of industries. The Fund determines industries by reference to the Global Industry Classification Standard as it may be amended from time to time.

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In addition, the Fund has adopted a fundamental policy that it will make semi-annual repurchase offers pursuant to Rule 23c-3 of the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the Shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined in the applicable Prospectus), or the next business day if the 14th day is not a business day. The Fund will repurchase Shares that are tendered by a specific date (the “Repurchase Request Deadline”). The Fund’s Board will establish the Repurchase Request Deadline for each repurchase offer, but such date may be revised by the Fund’s officers, in their sole discretion, based on factors such as market conditions, the level of the Fund’s assets and shareholder servicing considerations provided that the Board is notified of this change and the reasons for it.

The fundamental investment limitations set forth above restrict the ability of the Fund to engage in certain practices and purchase securities and other instruments other than as permitted by, or consistent with, applicable law, including the 1940 Act. Relevant limitations of the 1940 Act as they presently exist are described below. These limitations are based either on the 1940 Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account to determine if a certain practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC. As a result, the foregoing fundamental investment policies may be interpreted differently over time as the statute, rules, regulations or orders (or, if applicable, interpretations) that relate to the meaning and effect of these policies change, and no vote of Shareholders, as applicable, will be required or sought.

NON-FUNDAMENTAL POLICIES

The Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees without the approval of the holders of a majority of the outstanding voting securities of the Fund. The Fund may not:

(1)	Change or alter the Fund’s investment objective;

(2)	Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law, including any exemptive orders issued by the SEC; and

(3)	Purchase any securities on margin except as may be necessary in connection with transactions described under “Investment Objective, Policies and Risks” above and except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio investments (the deposit or payment by the Fund of initial or variation margin in connection with swaps, forward contracts and financial futures contracts and options thereon is not considered the purchase of a security on margin).

In addition, the Fund’s 80% Policy to invest, under normal circumstances, 80% of its net assets (plus the amount of any borrowing for investment purposes) in Private Equity Investments and Alternative Investments is not a fundamental policy of the Fund and may be changed by the Board of Trustees without the vote of a majority of the Fund’s outstanding Shares (as defined by the 1940 Act). The Fund will provide shareholders with at least 60 days’ notice prior to changing the 80% policy.

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Compliance with any policy or limitation of the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy to determine compliance with any policy or limitation of the Fund that is expressed as a percentage of assets at the time of purchase of portfolio securities will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund’s assets or if a borrower distributes equity securities incident to the purchase or ownership of a portfolio investment or in connection with a reorganization of a borrower. The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC. However, the Fund shall always be in compliance with its policy on borrowing.

MANAGEMENT OF THE FUND

The Fund’s business and affairs are managed under the direction of the Board, subject to the laws of the State of Delaware and the Fund’s Agreement and Declaration of Trust. The Board currently consists of five members, three of whom are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act (collectively, the “Independent Trustees”). The Board annually elects the Fund’s officers, who serve at the discretion of the Board. The Board maintains an audit committee, a nominating and governance committee and an independent trustees committee and may establish additional committees from time to time as necessary.

Board of Trustees and Officers

Trustees

Information regarding the members of the Board is set forth below. The Trustees have been divided into two groups-Interested Trustees and Independent Trustees. As set forth in the Fund’s Declaration of Trust, each Trustee’s term of office shall continue until his or her death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee.

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Name, address(1) and age	Position(s) Held with the Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
Interested Trustees(2)
John S. Koudounis (1966)	Chairman, Trustee and Vice President	Indefinite Length – Since Inception	President (since February 2021) and Chief Executive Officer, Calamos Asset Management, Inc. (“CAM”); Calamos Investments LLC (“CILLC”), Calamos Advisors LLC (“Calamos Advisors”), Calamos Wealth Management LLC (“CWM”), and Calamos Financial Services LLC (since 2016); Chairman and Chief Executive Officer, Calamos Antetokounmpo Asset Management LLC (since 2022); prior thereto, President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.	2

-CAM (Director)

-National Hellenic Museum (Trustee/Executive Committee Member)

-The Hellenic Initiative (Board Member/Executive Committee Member)

-World Business Chicago (Trustee) — National Council of the Order of Saint Andrew the Apostle (Board Member)

-Greek Orthodox Metropolis of Chicago Foundation (Board Member/President)

-Ecumenical Patriarch Bartholomew Foundation (Board Member/Chairman of the Investment Committee)

-SEAL Future Foundation (executive advisory board member)

Jim Vos (1962)	Trustee	Indefinite Length – Since Inception	Partner, CEO, Aksia LLC	2	None
Independent Trustees
Bjorn Forfang (1960)	Trustee	Indefinite Length – Since Inception	Deputy CEO, CFA Institute Managing Partner, Erigo Capital Partners	2	None
Sharmila Kassam (1973)	Trustee	Indefinite Length – Since Inception	Financial Services Executive	2	-Director, Greenbacker Energy GREC Fund II (renewables energy fund) -Director and Treasurer, Texas Housing Conservancy -Director, Greater Austin YMCA
John E. Neal (1950)	Trustee	Indefinite Length – Since Inception	Retired; Private investor	69

-Director, Equity Residential Trust (publicly-owned REIT)

-Director, Creation Investments (private international microfinance company)

-Director, CenTrust Bank (Northbrook, IL community bank)

- formerly, Director Neuro-ID (private company providing prescriptive analytics for the risk industry) (until 2021)

-formerly, Partner, Linden LLC (health care private equity) (until 2018)

(1)	The address of each Trustee is care of the Secretary of the Fund at 2020 Calamos Court, Naperville, IL 60563.

(2)	“Interested person,” as defined in the 1940 Act, of the Fund. John Koudounis and Jim Vos are each an interested person of the Fund due to their affiliation with Calamos and Aksia, respectively.

(3)	The term “Fund Complex” means two or more registered investment companies that share the same investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies or hold themselves out to investors as related companies for the purpose of investment and investor services.

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Officers

The preceding table gives information about John Koudounis and Jim Vos, each of whom is a Vice President of the Fund. The following table sets forth each other officer’s name, age, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board of Trustees.

Name, address(1) and age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Dan Dufresne (1974)	President and Principal Executive Officer	Indefinite Length – Since Inception	Executive Vice President and Chief Operating Officer, CAM, CILLC, Calamos Advisors, and CWM (since April 2021); President, Calamos Antetokounmpo Asset Management LLC, doing business as CGAM (“CGAM”) (since July 2022); prior thereto Citadel (1999-2020); Partner (2008-2020); Managing Director, Global Treasurer (2008-2020); Global Head of Operations (2011-2020); Global Head of Counterparty Strategy (2018-2020); Senior Advisor to the COO (2020); CEO, Citadel Clearing LLC (2015-2020).

John P. Calamos (1940)	Global CIO	Indefinite Length – Since Inception	Founder, Chairman and Global Chief Investment Officer, CAM, CILLC, Calamos Advisors and its predecessor, and CWM; Director, CAM; Founder and Chairman, Calamos Private Equity LLC; Global Chief Investment Officer, CGAM (since July 2022); previously, Chief Executive Officer, Calamos Financial Services LLC, ("CFS"), CAM, CILLC, Calamos Advisors, and CWM

Kevin Hitchen (1985)	Vice President	Indefinite Length – Since Inception	Managing Director, Co-Head of Private Equity (North American Buyouts Strategy Head), Aksia LLC (since January 2022); previously Senior Vice President, Private Equity (April 2020 - December 2021)

Kyson Hawkins (1985)	Vice President	Indefinite Length – Since Inception	Managing Director, Co-Head of Private Equity (Private Equity Co-Investments Strategy Head), Aksia LLC (since March 2021); previously Managing Director, Private Equity (April 2020 - February 2021)

Thomas Martin (1975)	Vice President	Indefinite Length – Since Inception	Partner, Co-Head of Private Equity, Aksia LLC (since April 2020)

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Thomas P. Kiley III (1968)	Vice President	Indefinite Length – Since Inception	Senior Vice President, Chief Distribution Officer (since 2024), CAM, CILLC, and Calamos Advisors; Principal Executive Officer and Chief Distribution Officer (since 2024), CFS; Vice President (since 2024), CGAM; prior thereto Managing Director, RIA Eastern Divisional Sales Manager, Blackrock Investments, Inc. (2017-2024)

Erik Ojala (1975)	Chief Legal Officer, Vice President and Secretary	Indefinite Length – Since Inception	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors, CWM (since 2023); Chief Legal Officer, CGAM (since 2023); General Counsel and Secretary, CFS (since 2023); prior thereto, Executive Vice President and General Counsel (2017-2023), Secretary (2010-2023) and Chief Compliance Officer (2022-2023), Harbor Capital Advisors, Inc.; Director and Secretary (2019-2023) and Chief Compliance Officer (2022-2023), Harbor Trust Company, Inc.; Director, Executive Vice President (2017-2023) and Chief Compliance Officer (2017-2021, 2022-2023), Harbor Funds Distributors, Inc.; Director (2017-2023), Assistant Secretary (2014-2023) and Chief Compliance Officer (2022-2023), Harbor Services Group, Inc.; Chief Compliance Officer, Harbor ETF Trust (2021-2023); and Chief Compliance Officer of Harbor Funds (2017-2023)

Thomas E. Herman (1961)	Chief Financial Officer, Principal Financial Officer and Vice President	Indefinite Length – Since Inception	Executive Vice President (since February 2021) and Chief Financial Officer, CAM, CILLC, Calamos Advisors, and CWM (since 2016), Chief Financial Officer, CGAM (since July 2022); prior thereto, President and Chief Financial Officer Calamos Avenue Management, LLC (2020-2022), Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Jacqueline Sinker (1961)	Chief Compliance Officer	Indefinite Length – Since Inception	Chief Compliance Officer of Calamos Advisors, CWM, CFS since November 2015

Stephen Atkins (1965)	Treasurer	Indefinite Length – Since Inception	Senior Vice President, Head of Fund Administration (since February 2020), Calamos Advisors; prior thereto, Consultant, Fund Accounting and Administration, Vx Capital Partners (March 2019-February 2020); Chief Financial Officer and Treasurer of SEC Registered Funds, and Senior Vice President, Head of European Special Purpose Vehicles Accounting and Administration, Avenue Capital Group (2010-2018).

(1)	The address of each officer is care of the Secretary of the Fund at 2020 Calamos Court, Naperville, IL 60563.

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Biographical Information and Discussion of Experience and Qualifications, etc.

Trustees

The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this Statement of Additional Information, that each Trustee should serve as a Trustee of the Fund.

Interested Trustees

John S. Koudounis

John S. Koudounis joined Calamos Investments as Chief Executive Officer in 2016. Mr. Koudounis has over 35 years of financial services experience including executive leadership in the global securities business and a deep background in global capital markets. Most recently, he served as President and Chief Executive Officer of Mizuho Securities USA, Inc. (MSUSA), a subsidiary of Mizuho Financial Group, one of the world's largest full-service financial institutions. During his tenure at Mizuho Securities, he built the firm into a full-service investment bank, expanding its debt and equity capital markets teams. Because of his leadership, the firm also grew in profitability, number of clients, and product diversification, allowing Mizuho to be considered globally as a top tier investment bank. Prior to joining MSUSA in 2008, he was Managing Director and Head of Fixed Income for ABN AMRO Americas where he played a critical role in that firm's successful growth. Mr. Koudounis graduated from Brown University with a degree in International Diplomacy & Foreign Affairs and Economics.

Jim Vos

Jim Vos is the CEO of Aksia and has over 38 years of alternative investments, research and derivatives experience. He is responsible for the overall management of Aksia as well as the design of the firm's research and advisory processes. Prior to joining Aksia, he spent 20 years at Credit Suisse and was part of the Alternative Capital Division. During his time there, he was a member of the Portfolio Strategies group, oversaw a research desk in Tokyo, managed the firm's FLP trading desk in London and was part of the CSFP derivatives trading boutique.

Mr. Vos graduated from the University of Pennsylvania with a BS in Economics.

In 2009 and 2010, he was recognized as Hedge Fund Consultant of the Year by Institutional Investor. In 2016, he was recognized as Consultant of the Year by Chief Investment Officer.

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Independent Trustees

Bjorn Forfang

Bjorn Forfang is a co-founder and Managing Partner of Erigo Capital Partners-a specialist financial advisory firm raising capital for alternative asset managers-and has over 25 years of experience in global capital markets across hedge funds, sovereign wealth funds, banking, structured products and management consulting. Before starting Erigo, Mr. Forfang was the Deputy Chief Executive Officer with CFA Institute, the premier global association for investment management professionals.

Prior to joining the CFA Institute, Mr. Forfang spent 14 years at UBS Investment Bank where he held senior management roles in New York and London. Mr. Forfang has an MBA from Harvard Business School and a JD degree from the University of Oslo. He is a CFA Charterholder.

Sharmila Kassam

Sharmila Kassam serves as a public company board member and Audit Committee Chair of Griid Infrastructure, Inc. (Nasdaq: GRDI) and also a mutual fund independent trustee and Audit Committee Chair of Greenbacker Energy GREC Fund II, a renewables energy fund. She was formerly Vice President as Head of Nasdaq Asset Owner Solutions, a team within Nasdaq dedicated to focusing on global investors (pensions, endowments and sovereign wealth funds) and their needs. She formerly managed a $30+ billion multi-asset class public pension plan. She is a recognized thought leader on creating material value through innovation and ESG speaking frequently on topics affecting the institutional investor industry, including serving as the Executive Director of the AIF Institute, an investment industry think tank representing $50 trillion AUM. She is a licensed certified public accountant and is also licensed to practice law in Texas.

Ms. Kassam holds a JD and a BBA from the University of Texas, Austin.

John E. Neal

John E. Neal currently serves as the Lead Independent Trustee on the boards of registered investment companies in the Fund Complex and has been since 2001. Mr. Neal served as the President of Kemper Funds from 1995-1998, where he oversaw its retail activities. He subsequently joined Bank One as Head of Commercial Real Estate Lending and then as Managing Director and Head of Corporate Banking. Most recently, he served as a partner at Linden LLC, a middle market private equity firm specializing in healthcare. Mr. Neal received his bachelor's degree from Harvard University and his MBA from the Harvard Business School.

Board Structure and Role of the Board in Risk Oversight

The 1940 Act requires that at least 40% of the trustees be independent trustees. Certain exemptive rules promulgated under the 1940 Act require that at least 50% of the trustees be independent trustees. Currently, three of the five Trustees (60%) are Independent Trustees. The Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman of the Board, regardless of whether the trustee happens to be independent or a member of management. The Board has determined that its leadership structure, in which the Chairman of the Board is an interested person of the Fund, is appropriate because the Independent Trustees believe that an interested Chairman has a personal and professional stake in the quality and continuity of services provided by management to the Fund. The Independent Trustees have determined that they can act independently and effectively without having an independent trustee serve as Chairman and that a key factor for assuring that they are in a position to do so is for the trustees who are independent of management to constitute a majority of the Board.

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The Board expects to perform its risk oversight function primarily through (a) its three standing committees, which report to the entire Board and are comprised solely of independent trustees and (b) monitoring by the Fund’s Chief Compliance Officer in accordance with the Fund’s compliance policies and procedures.

Committees of the Board

The Board has established an audit committee, a nominating and governance committee and an independent trustees committee. The Fund does not have a compensation committee because its officers do not receive any direct compensation from the Fund.

Audit Committee. The members of the audit committee are Bjorn Forfang, Sharmila Kassam and John E. Neal, each of whom is independent for purposes of the 1940 Act. John E. Neal serves as chairman of the audit committee. The audit committee is responsible for approving the Fund’s independent accountants, reviewing with the Fund’s independent accountants the plans and results of the audit engagement, approving professional services provided by the Fund’s independent accountants, reviewing the independence of the Fund’s independent accountants and reviewing the adequacy of the Fund’s internal accounting controls. As the Fund is recently organized, the Audit Committee did not hold any meetings during the last fiscal year.

Nominating and Governance Committee. The members of the nominating and governance committee are Bjorn Forfang, Sharmila Kassam and John E. Neal, each of whom is independent for purposes of the 1940 Act. Sharmila Kassam serves as chairman of the nominating and governance committee. The nominating and governance committee is responsible for selecting, researching and nominating trustees for election by the Fund’s Shareholders, selecting nominees to fill vacancies on the Board or a committee of the Board Trustees, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and its committees.

The nominating and governance committee may consider recommendations for nomination of individuals for election as trustees from Shareholders (which include the biographical information and the qualifications of the proposed nominee) to the Secretary of the Fund, as the nominating and governance committee deems appropriate. As the Fund is recently organized, the Nominating Committee did not hold any meetings during the last fiscal year.

Independent Trustees Committee. The members of the independent trustees committee are Bjorn Forfang, Sharmila Kassam and John E. Neal, each of whom is independent for purposes of the 1940 Act. Bjorn Forfang serves as chairman of the independent trustees committee. The independent trustees committee is responsible for reviewing and making certain findings in respect of co-investment transactions pursuant to exemptive relief received from the SEC. As the Fund is recently organized, the Independent Trustees Committee did not hold any meetings during the last fiscal year.

Trustee Beneficial Ownership of Shares

The Fund has not yet commenced operations as of the date of this SAI; therefore, none of the Trustees owns Shares of the Fund.

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Compensation of Trustees

The Independent Trustees are paid an annual retainer of $50,000. The chairman of the Audit Committee is paid an additional annual fee of $10,000 and the chairman of each of the Nominating and Governance and Independent Trustees Committees is also paid an additional annual fee of $5,000. All Trustees are reimbursed for their reasonable out-of-pocket expenses. The Trustees do not receive any pension or retirement benefits from the Fund.

Shareholder Communications

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Trustees) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Trustees) and by sending the communication to the Fund’s office at 2020 Calamos Court, Naperville, IL 60563. Other Shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based upon the matters contained therein.

Codes of Ethics

The Fund, the Advisors and Calamos Financial Services LLC, the Fund’s principal underwriter and distributor of the Fund’s Shares, have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the applicable code’s requirements. The codes of ethics are included as exhibits to the registration statement of which this Statement of Additional Information forms a part. The codes of ethics are available on the EDGAR database on the SEC’s website at sec.gov. Shareholders may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Advisor and Sub-Advisors

Calamos, an investment advisor registered with the SEC under the Advisers Act, serves as the Advisor. Aksia, an investment advisor registered with the SEC under the Advisers Act, serves as Sub-Advisor.

The Sub-Advisor is primarily responsible for the Fund’s investment strategy and the day-to-day management of the Fund’s assets allocated to it by the Advisor. For more information regarding the Advisor and Sub-Advisor, see “The Advisor and Sub-Advisor” and “Management of the Fund” in the Prospectus.

The investment advisory agreement (the “Investment Advisory Agreement”) between the Fund and the Advisor was approved by the Board and became effective on April 30, 2025. The sub-advisory agreement (the “Sub-Advisory Agreement”) between the Advisor and Aksia was approved by the Board and became effective on April 30, 2025. Following an initial two-year term, the Investment Advisory Agreement and the Sub-Advisory Agreement will each continue in effect for successive periods of twelve months, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Board or the vote of a majority of the outstanding securities of the Fund entitled to vote and (2) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. In addition, the Investment Advisory Agreement and the Sub-Advisory Agreement have termination provisions that allow the parties to terminate the agreement without penalty. The Investment Advisory Agreement and Sub-Advisory Agreement may be terminated at any time, without penalty, by the applicable Advisor or Sub-Advisor upon 60 days’ notice to the other party or parties thereto. If the Sub-Advisory Agreement is not continued by the Board or is terminated by the Board or the Advisor, the Investment Advisory Agreement shall be terminated at the time the Sub-Advisory Agreement is terminated.

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Pursuant to the Investment Advisory Agreement, in consideration of the advisory services provided by the Advisor to the Fund, the Advisor is entitled to an investment management fee (the “Investment Management Fee”) payable monthly in arrears and accrued daily based upon the Fund’s average daily net assets at an annual rate of 1.75%. In addition, pursuant to Sub-Advisory Agreement, the Advisor pays Aksia a sub-advisory fee (the “Sub-Advisory Fee”) payable monthly in arrears and accrued daily based upon the Fund’s average daily net assets at an annual rate of 0.875%. The Investment Management Fee paid to the Advisor will be paid out of the Fund’s assets and the Sub-Advisory Fee will be paid by the Advisor out of its Investment Management Fee.

The Advisor and the Fund have entered into an investment advisory fee waiver agreement (the “Management Fee Waiver”), whereby the Advisor has agreed to waive 0.50% of its Investment Management Fee on an annualized basis, such that the maximum investment management fee payable by the Fund would be 1.25%. The Management Fee Waiver became effective on June 30, 2025, and will remain in effect through June 30, 2026.

The Advisor and the Sub-Advisor have entered into a sub-advisory fee waiver agreement, whereby the Sub-Advisor has agreed to waive 0.25% of its sub-advisory fee payable by the Advisor to the Sub-Advisor on an annualized basis, such that the maximum sub-advisory fee payable by the Advisor to the Sub-Advisor would be 0.625% (the “Sub-Advisory Fee Waiver”). The Sub-Advisory Fee waiver became effective on June 30, 2025, and will remain in effect through June 30, 2026.

Portfolio Management

Other Accounts Managed by Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Fund also manages other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of March 31, 2025: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by the portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

	Number of Accounts	Assets of Accounts (in billions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in billions)
Thomas Martin
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	8	$1,430.6	1	$52.7
Other Accounts	1	$1,704.9	0	$0
Kevin Hitchen
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	3	$445.4	0	$0
Other Accounts	1	$1,704.9	0	$0
Kyson Hawkins
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	5	$985.2	1	$52.7
Other Accounts	0	$0	0	$0
David O’Donohue
Registered Investment Companies	24	$17.2	0	$0
Other Pooled Investment Vehicles	3	$0.11	0	$0
Other Accounts	0	$0	0	$0
Eli Pars
Registered Investment Companies	41	$30.5	0	$0
Other Pooled Investment Vehicles	7	$1.0	2	$.03
Other Accounts	4825	$4.0	0	$-
Matthew Freund
Registered Investment Companies	20	$14.9	0	$0
Other Pooled Investment Vehicles	3	$0.8	0	$0
Other Accounts	5857	$5.0	0	$0
Michael Kassab
Registered Investment Companies	1	$0.10	0	$0
Other Pooled Investment Vehicles	3	$0.10	0	$0
Other Accounts	0	$0	0	$0

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The portfolio managers may invest for their own benefit in securities held in brokerage and fund accounts. The information shown in the table does not include information about those accounts where the portfolio managers or members of their family have a beneficial or pecuniary interest because no advisory relationship exists with the Advisor, Aksia or any of their affiliates.

The Fund’s portfolio managers are responsible for managing the Fund and other accounts, including separate accounts and unregistered funds.

Compensation of Portfolio Managers

Portfolio managers are compensated with an annual salary and a discretionary year-end annual bonus, the amount of which is based on a multitude of quantitative and qualitative factors and are benchmarked against peers and local markets. Portfolio managers of the Advisor are also eligible to receive long-term incentive awards based on the performance of certain managed investment products for investment professionals. Depending on seniority within the firm, portfolio managers also may be eligible to receive performance fees from private funds that they manage that vest over time. Performance fees can make up a significant portion of a portfolio manager’s overall compensation, and primarily are based on the investment performance of the private funds managed by the portfolio manager. This compensation structure aligns a portfolio manager’s and investors’ long-term interests.

The Portfolio Managers have ownership and financial interests in and may receive compensation and/or variable profit distributions from, the Advisors based on the Advisors’ financial performance, such as its overall revenues and profitability. The Portfolio Managers’ compensation is not tied to the Fund’s performance, except to the extent that the fee paid to the Advisors impacts the Advisors’ financial performance.

Calamos’ Conflict Disclosure

Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by the Advisor in an account and certain trading practices used by the portfolio managers (e.g., cross trades between the Fund and another account and allocation of aggregated trades) . The Advisor has developed policies and procedures reasonably designed to mitigate those conflicts. For example, the Advisor will only place cross-trades in securities held by the Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

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The allocation methodology employed by the Advisor varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given the Advisor brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed the Advisor to execute trades through a specific broker. However, if the directed broker allows the Advisor to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given the Advisor full brokerage discretion. The Advisor and its affiliates frequently use a ”rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients. A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded the Advisor from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. The Advisors’ head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to the Advisors’ Chief Compliance Officer on a monthly basis.

Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, the Advisor may consider subjective elements in attempting to allocate a trade, in which case the Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, the Advisor is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

The portfolio managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a portfolio manager  to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the portfolio managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

Aksia’s Conflict Disclosure

As a registered investment adviser, Aksia is required to disclose and mitigate potential conflicts of interest. As such, Aksia has adopted policies and procedures that both identify and address potential conflicts, described in detail below:

a.            Allocation of Investment Opportunities: Aksia’s procedures require the objective allocation of general investment opportunities to ensure fair and equitable allocation among customized separate account and advisory client accounts (collectively, “Clients”). In the event there is limited capacity in a general investment opportunity in which multiple Clients are interested, Aksia will first evaluate the opportunity in light of the investment guidelines and restrictions relevant to each Client, in order to determine whether the opportunity could be suitable for the Client. Once Aksia has identified the Clients for which the opportunity may be suitable, Aksia will reach out to each Client (or in the case of an investment management Client, to the Aksia client team) to gauge such Client’s interest in investing. When Aksia has received responses from the identified Clients, Aksia will advise the underlying manager offering the general investment opportunity which of Aksia’s Clients are interested in investing in its vehicle and request that the manager determine the allocations to the various Aksia Clients. In the event that Aksia’s aggregate client interest exceeds the available capacity, and the manager is unwilling to decide between eligible clients, Aksia will seek to split the capacity pro rata among interested and eligible discretionary and non-discretionary advisory clients.

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With respect to co-investment opportunities (“Co-Investments”), Aksia will first compile a list of advisory clients for which (i) Aksia has an obligation to perform co-investment sourcing services and (ii) such opportunity is consistent with the relevant client’s co-investment program preferences (“Participating Clients”), subject to any limitations placed upon Aksia by the underlying manager offering the Co-Investment. Aksia will then submit an indication of interest to the manager, specifying a distinct amount of the opportunity to be made available for each client. In submitting an indication of interest, Aksia will communicate to the manager a desired allocation of the opportunity in respect of discretionary clients, as well as non-discretionary Clients who have communicated to Aksia a desire to participate in the opportunity and the amount thereof. In the event of a Co-Investment opportunity with scarce capacity, the underlying manager offering the Co-Investment opportunity will generally determine the allocations among Aksia’s relevant clients. If the underlying manager delegates full or partial authority to Aksia, Aksia will seek to allocate the investment to Participating Clients in a fair and equitable manner with a preference towards a pro rata allocation based on interest. Following such allocation, if there is an additional excess allocation remaining, such excess allocation may be offered to any client of Aksia or to any third party, in each case selected by Aksia in its sole discretion. The foregoing allocation policy with respect to Co-Investments does not apply to client-sourced opportunities which may be preserved by the client to the extent Aksia is also not allocated or offered the opportunity directly by the manager.

Aksia acts as a discretionary investment manager to one or more Registered Investment Companies (each, a “Registered Fund’). Any Co-Investment opportunities in which both a Registered Fund and certain other Aksia Client funds invest must comply with either the exemptive relief Aksia has been granted by the SEC, or with SEC no-action guidance. The participation of a Registered Fund may impact the ability of the Registered Fund or of these certain Aksia Client funds to make an investment or a follow-on investment.

With respect to secondary opportunities (“Secondary”), Aksia will first compile a list of advisory clients for which (i) Aksia is specifically contractually obligated to perform Secondary sourcing services and (ii) such opportunity is consistent with the relevant client’s Secondary program preferences and capabilities. Once Aksia determines the interest for each Client, Aksia will seek to directly or indirectly allocate the opportunity among such Clients pro-rata based on interest. If the seller is unable to allocate the opportunity across multiple Clients, Aksia will use a rotation approach, and review the date of each eligible client’s most recent offer of a Secondary opportunity. The client with the most time elapsed since its last Secondary offer will be offered the Secondary opportunity. If such client is a non-discretionary Advisory Client, Aksia will request the seller’s permission to notify the relevant client of the opportunity so that the client will be able to consider submitting a bid on the opportunity. If, however, Aksia has discretionary authority with respect to such client, Aksia will determine whether to submit an offer on the client’s behalf. If the relevant client or Aksia, as applicable, chooses not to submit a bid in respect of such Secondary opportunity, then the process will be repeated with the next client based on the time elapsed since the last Secondary offer until a bid is submitted in respect of the opportunity, or all identified clients have been offered the opportunity. If a bid has still not been submitted in respect of such opportunity, the opportunity may then be offered to clients for which Aksia is not expressly contractually obligated to perform Secondary sourcing services but for whom such opportunity may not be consistent with the relevant client’s general investment preferences and capabilities. The foregoing allocation policy with respect to Secondaries does not apply to client-sourced opportunities which may be preserved by the client to the extent Aksia is not also allocated or offered the opportunity directly by the manager.

b.            Performance-Based Fees and Side-by-Side Management: While most advisory clients choose to pay fixed or asset-based fees, some pay performance-based fees. In addition, amongst clients paying fixed or asset-based fees, some may pay higher fees than others. These different payment structures may give rise to a potential conflict of interest because Aksia may have an incentive to favor Client accounts that pay Aksia performance-based compensation or higher fees. Aksia is mindful of its obligation to act in the best interests of its advisory clients and has thus adopted policies and procedures designed to mitigate the potential conflicts of interest that relate to the management of multiple accounts, including accounts with differing fee arrangements.

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c.            Clients with Affiliated Investment Managers: Given that Aksia’s clients are large institutions there are certain circumstances where Aksia may recommend, purchase, or sell for its clients’ funds managed by investment managers that are affiliated with clients of Aksia (whether because Aksia’s clients own a passive GP stake or otherwise are affiliated with an asset manager). Aksia has addressed this potential conflict of interest through the implementation of policies and procedures reasonably designed to ensure that its activities are carried out in compliance with applicable regulatory requirements and in the best interests of clients. For example, if Aksia were to recommend an investment with an investment manager that Aksia knew was affiliated with an Aksia client, Aksia would fully disclose the relationship in its due diligence report. In addition, the potential investment would be subjected to Aksia’s extensive due diligence process, which includes multiple layers of review by multiple individuals. This type of situation is rare.

d.            Investing in Securities Recommended to Clients: From time to time, Aksia may form investment vehicles owned by Aksia, its members, its employees and/or its affiliates, that invest (directly or indirectly) in certain Clients to which it provides investment management services (a “GP Commitment”). This arrangement creates a conflict of interest because Aksia or its related persons has an incentive to favor Clients in which it owns a financial interest over its other Clients. Aksia addresses this potential conflict of interest via the implementation of its policies and procedures relating to the allocation of investment opportunities. In addition, certain of Aksia’s investment management clients have made seed investments in funds in return for fee savings or revenue participation (“Client Affiliated Managers”). To the extent that investment management clients in which Aksia has made a GP Commitment have made seed investments in funds of Client Affiliated Managers, Aksia will benefit economically from profits earned by such investment management clients, in addition to the fees that Aksia directly earns from its investment management clients. This poses a conflict of interest for Aksia in its recommendations to its clients. To mitigate this conflict, Aksia will disclose its pecuniary interest in such Client Affiliated Managers to its clients and take other steps to maintain Aksia’s objectivity. Clients can also instruct Aksia to avoid making investment allocations to Client Affiliated Managers.

Securities Ownership of Portfolio Managers

The following table shows the dollar range of equity securities in the Fund beneficially owned by the portfolio managers as of June 1, 2025.

Name	Aggregate Dollar Range of Equity Securities in the Fund(1)
Thomas Martin	None
Kevin Hitchen	None
Kyson Hawkins	None
David O’Donohue	None
Eli Pars	None
Matthew Freund	None
Michael Kassab	None

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or Over $1,000,000.

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PORTFOLIO TRANSACTIONS

Since the Fund generally acquires and disposes of its investments in privately negotiated transactions, it infrequently uses brokers in the normal course of business.

Subject to policies established by the Fund’s Board, the Sub-Advisor is primarily responsible for the execution of any traded securities in the Fund’s portfolio and the Fund’s allocation of brokerage commissions. The Sub-Advisor does not expect to execute transactions through any particular broker or dealer but seek to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operations facilities of the firm, and the firm’s risk and skill in positioning blocks of securities.

While the Sub-Advisor generally seeks reasonably competitive trade execution costs, the Fund will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Sub-Advisor may select a broker based partly upon brokerage or research services provided to the Sub-Advisor and the Fund and any other clients. In return for such services, the Fund may pay a higher commission than other brokers would charge if the Sub-Advisor determines in good faith that such commission is reasonable in relation to the services provided.

TAXATION OF THE FUND

The following is a general summary of certain additional U.S. federal income tax considerations applicable to the Fund. The discussion below provides general tax information related to an investment in the Fund but does not purport to be a complete description of the U.S. federal income tax consequences applicable to the Fund and does not address any state, local, non-U.S. or other tax consequences. It is based on the Code and U.S. Treasury regulations thereunder and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect.

The Fund has to elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Code. As a RIC, the Fund generally will not be subject to corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes as dividends to Shareholders. To qualify as a RIC in any tax year, the Fund must satisfy three important tests each year. The Fund will qualify as a RIC if (i) at least 90% of the Fund’s gross income for such tax year consists of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of shares, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such shares, securities or currencies; and net income derived from interests in “qualified publicly-traded partnerships” (such income, “Qualifying RIC Income”); (ii) the Fund’s holdings are diversified so that, at the end of each quarter of such tax year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash equivalents, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly-traded partnerships;” and (iii) the Fund meets the 90% Distribution Requirement (described below). The Fund’s share of income derived from a partnership other than a “qualified publicly-traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A “qualified publicly-traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (1) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (2) that satisfies certain gross income requirements, but less than 90% of its gross income for the relevant tax year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in shares or securities (or options and futures with respect to shares or securities). The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in shares and securities.

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The Fund must distribute on a timely basis with respect to each tax year dividends of an amount at least equal to 90% of the sum of its “investment company taxable income” and its net tax-exempt interest income, determined without regard to any deduction for dividends paid, to Shareholders (the “90% Distribution Requirement”). If the Fund qualifies as a RIC and satisfies the 90% Distribution Requirement, the Fund generally will not be subject to U.S. federal income tax on its “investment company taxable income” and net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes as dividends to Shareholders (including amounts that are reinvested pursuant to the DRP). In general, a RIC’s “investment company taxable income” for any tax year is its taxable income, determined without regard to net capital gains and with certain other adjustments. The Fund intends to distribute all or substantially all of its “investment company taxable income,” net tax-exempt interest income (if any) and net capital gains on an annual basis. Any taxable income, including any net capital gains that the Fund does not distribute in a timely manner, will be subject to U.S. federal income tax at regular corporate rates.

Although the Fund is not generally subject to corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes as dividends to Shareholders, one important exception is a potential tax on a portion of the built-in gains that the Fund has at the time it converts from a partnership to a RIC. The portion of the Fund’s appreciated assets that are subject to corporate-level tax is that ratable portion of the Fund’s assets that is deemed to be held by corporate investors at the time of the conversion. The Fund is only subject to tax on these gains to the extent it disposes of built-in gain assets (or is deemed to have disposed of built-in gain assets because of a disposition of an investment by a Private Equity Fund in which the Fund invests) within five years of the conversion. It may be in the best interests of the Fund to make such a disposition despite the built-in gain tax, certain investments of the Fund may liquidate during that five-year period, and the underlying Private Equity Funds will not take the Fund’s built-in gains tax exposure into account when they dispose of built-in gain assets that they hold. Accordingly, it may be impossible for the Fund to avoid the built-in gains tax, and the amount and impact of the potential built-in gains tax cannot be predicted at this time.

If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to Shareholders. If the Fund makes such an election, each Shareholder will be required to report its share of such undistributed net capital gains attributed to the Fund as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gains as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each Shareholder will be entitled to increase the adjusted tax basis of its Shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a tax year.

As a RIC, the Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed amounts for each calendar year (the “4% excise tax”). To avoid the 4% excise tax, the Fund must distribute in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gain net income (adjusted for certain ordinary losses) generally for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gains for previous calendar years that were not distributed during those calendar years. For purposes of determining whether the Fund has met this distribution requirement, the Fund will be deemed to have distributed any income or gains previously subject to U.S. federal income tax. Any distribution declared by the Fund in October, November or December of any calendar year, payable to Shareholders, of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for tax purposes as if it had been paid on December 31 of the calendar year in which the distribution was declared. The Fund generally intends to avoid the imposition of the 4% excise tax, but there can be no assurance in this regard.

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If the Fund fails to qualify as a RIC in any tax year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gains, even if such income were distributed, and all distributions out of earnings and profits would be taxed as ordinary dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of certain corporate Shareholders and may be eligible to be qualified dividend income in the case of certain non-corporate Shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. If the Fund fails to satisfy either the income test or asset diversification test described above, in certain cases, however, the Fund may be able to avoid losing its status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax or penalty. If the Fund fails to satisfy the 90% Distribution Requirement during a taxable year, it may nonetheless be able to avoid disqualification by using either “deficiency dividend” or “spillback dividend” procedures.

Some of the investments that the Fund is expected to make, such as investments in debt instruments having market discount and/or treated as issued with original issue discount (“OID”), may cause the Fund to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property. As a result, the Fund may have difficulty meeting the 90% distribution requirement necessary to maintain RIC tax treatment. Because this income will be included in the Fund’s investment company taxable income for the tax year it is accrued, the Fund may be required to make a distribution to Shareholders to meet the distribution requirements described above, even though the Fund will not have received any corresponding cash or property. The Fund may be required to borrow money, dispose of other securities or forgo new investment opportunities for this purpose.

There may be uncertainty as to the appropriate treatment of certain of the Fund’s investments for U.S. federal income tax purposes. In particular, the Fund expects to invest a portion of its net assets in below investment grade instruments. U.S. federal income tax rules with respect to such instruments are not entirely clear about issues such as whether and to what extent the Fund should recognize interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, in connection with the Fund’s general intention to distribute sufficient income to qualify for and maintain its treatment as a RIC for U.S. federal income tax purposes, and to minimize the risk that it becomes subject to U.S. federal income or excise tax.

The Fund may invest in shares of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is considered a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general, under the PFIC rules, an “excess distribution” received with respect to PFIC shares is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund generally will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior tax years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior tax years) even though the Fund distributes the corresponding income to Shareholders. Excess distributions include any gain from the sale of PFIC shares as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

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The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under one such election (i.e., a “QEF” election), the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, the Fund may be able to elect to mark its PFIC shares to market, resulting in any unrealized gains at the Fund’s tax year end being treated as though they were recognized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of the PFIC’s Shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior tax years with respect to shares in the same PFIC.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income, gain or loss with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to Fund Shareholders, and which will be recognized by Fund Shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares. Note that distributions from a PFIC are not eligible for the reduced rate of tax on distributions of “qualified dividend income.”

Some of the CLOs in which the Fund may invest may be PFICs, which are generally subject to the tax consequences described above. Investment in PFICs for U.S. federal income tax purposes may cause the Fund to recognize income in a tax year in excess of the Fund’s distributions from such PFICs and the Fund’s proceeds from sales or other dispositions of equity interests in PFICs during that tax year. As a result, the Fund may be required to find other sources of cash to satisfy the distribution requirements applicable to RICs.

If the Fund holds more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation (“CFC”), including equity tranche investments and certain debt tranche investments in a CLO treated as a CFC, the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation of an amount equal to the Fund’s pro rata share of the foreign corporation’s earnings for such tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution to the Fund during such tax year. This deemed distribution is required to be included in the income of certain U.S. shareholders of a CFC, such as the Fund. The Fund is generally required to distribute such income in order to satisfy the distribution requirements applicable to RICs, even to the extent the Fund’s income from a CFC exceeds the distributions from the CFC and the Fund’s proceeds from the sales or other dispositions of CFC stock during that tax year. In general, a foreign corporation will be treated as a CFC for U.S. federal income tax purposes if more than 50% of the shares of the foreign corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or value of all classes of shares of a corporation.

The functional currency of the Fund, for U.S. federal income tax purposes, is the U.S. dollar. Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time a Fund accrues interest income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are respectively characterized as ordinary income or ordinary loss for U.S. federal income tax purposes. Similarly, on the sale of other disposition of certain investments, including debt securities, certain forward contracts, as well as other derivative financial instruments, denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are generally treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of the Fund’s investment company taxable income subject to distribution to Fund Shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Fund must distribute to qualify for tax treatment as a RIC and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a tax year, the Fund would not be able to distribute amounts considered dividends for U.S. federal income tax purposes, and any distributions during a tax year made by the Fund before such losses were recognized would be re-characterized as a return of capital to Fund Shareholders for U.S. federal income tax purposes, rather than as ordinary dividend income, and would reduce each Fund Shareholder’s tax basis in Fund Shares.

34

If the Fund utilizes leverage through the issuance of preferred Shares or borrowings, it will be prohibited from declaring a distribution or dividend if it would fail the applicable asset coverage test(s) under the 1940 Act after the payment of such distribution or dividend. In addition, certain covenants in credit facilities or indentures may impose greater restrictions on the Fund’s ability to declare and pay dividends on Fund Shares. Limits on the Fund’s ability to pay dividends on Fund Shares may prevent the Fund from meeting the distribution requirements described above and, as a result, may affect the Fund’s ability to be subject to tax as a RIC or subject the Fund to the 4% excise tax. The Fund endeavors to avoid restrictions on its ability to make distribution payments. If the Fund is precluded from making distributions on Fund Shares because of any applicable asset coverage requirements, the terms of preferred Shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed by the Fund to enable the Fund to satisfy the distribution requirements that would enable the Fund to be subject to tax as a RIC, will be paid to the holders of preferred Shares as a special distribution. This distribution can be expected to decrease the amount that holders of preferred Shares would be entitled to receive upon redemption or liquidation of such preferred Shares.

Certain of the Fund’s investments are expected to be subject to special U.S. federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower-taxed long-term capital gains into higher-taxed short-term capital gains or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (4) adversely affect when a purchase or sale of shares or securities is deemed to occur, (5) adversely alter the intended characterization of certain complex financial transactions, (6) cause the Fund to recognize income or gain without a corresponding receipt of cash, (7) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (8) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment and (9) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the 4% excise tax and, under certain circumstances, could affect the Fund’s status as a RIC. The Fund monitors its investments and may make certain tax elections to mitigate the effect of these provisions.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Potential investors should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and other tax laws.

PROXY VOTING POLICY AND PROXY VOTING RECORD

The Fund has delegated its proxy voting responsibility to the Advisor. A Copy of the Advisor’s proxy voting policies and procedures is attached as Appendix A.

The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year. Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available (1) without charge, upon request, by calling 888-444-3613; and (2) on the SEC’s website at sec.gov.

35

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As the Fund had not commenced operations as of the date of this SAI, and except as noted below, no persons owned of record or beneficially 5% or more of the outstanding Shares of the Fund as of that date.

The Advisor has provided the initial seed investment in the Fund. For so long as the Advisor has a greater than 25% interest in the Fund, it may be deemed to be a “control person” of the Fund for purposes of the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

An independent registered public accounting firm for the Fund performs an annual audit of the Fund’s financial statements. The Board has engaged Cohen & Company, Ltd., located at 1835 Market St., Suite 310 Philadelphia, PA 19103, to serve as the Fund’s independent registered public accounting firm.

LEGAL COUNSEL

Faegre Drinker Biddle & Reath LLP, located at One Logan Square, Suite 2000, Philadelphia, PA 19103-6996 serves as the Fund’s legal counsel.

DISTRIBUTOR

The Distributor is the distributor of Shares and is located at 2020 Calamos Court, Naperville, IL 60563. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. Pursuant to the Distribution Agreement, the Distributor acts as the agent of the Fund in connection with the continuous offering of Shares of the Fund. The Distributor continually distributes Shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Shares. The Distributor and its officers have no role in determining the investment policies of the Fund.

ADDITIONAL INFORMATION

A registration statement on Form N-2, including amendments thereto, relating to the Shares offered hereby, has been filed by the Fund with the SEC. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Shares offered hereby, reference is made to the registration statement. A copy of the registration statement may be reviewed on the EDGAR database on the SEC’s website at sec.gov. Prospective investors can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov).

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FINANCIAL STATEMENTS

Appendix B to this SAI provides financial information regarding the Fund and the Calamos Aksia Private Equity LP (the “Predecessor Fund”). The Fund's and the Predecessor Fund's financial statements have been audited by Cohen & Company, Ltd.

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Appendix A

Proxy Voting Policies and Procedures for Calamos Aksia Private Equity and Alternatives Fund

Proxy Voting Policies and Procedures Calamos Aksia Alternative Credit and Income Fund Calamos Aksia Private Equity and Alternatives Fund

Amended: February 20, 2025

1.	Introduction

Calamos1, as an investment adviser to the Advisory Clients (defined below), (including, in the case of Calamos Advisors LLC, the Calamos Aksia Alternative Credit and Income Fund and Calamos Aksia Private Equity and Alternatives Fund2 (collectively “the Funds”)), has adopted these proxy voting policies and procedures. They are reasonably designed to ensure that proxies of Advisory Clients are voted in the best interest of such Advisory clients, in accordance with Calamos Advisors’ fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. Calamos recognizes the importance of maximizing and protecting the interests of its Advisory Clients through its voting practices.

Voting proxies on behalf of Advisory Clients is established by the advisory contracts or comparable documents between Calamos Advisors and each Advisory Client or otherwise pursuant to the delegation of proxy voting responsibilities by an Advisory Client (subject to the general oversight of such Advisory Client’s board of trustees), and our proxy voting guidelines have been tailored to reflect these specific contractual and other obligations.

2.	General Proxy Voting Guidelines

Calamos Advisors' proxy voting guidelines have been developed based on its years of experience with proxy voting and corporate governance issues. These guidelines have been reviewed by various members of Calamos Advisors’ organization, including Portfolio Management, Legal, Compliance, and certain other Calamos Advisors’ officers. Calamos reviews these proxy voting policies and procedures annually with the Board of Trustees of the Calamos Funds.

While Calamos Advisors has adopted guidelines for voting proxies as summarized below, Calamos Advisors may deviate from the guidelines when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the applicable Advisory Clients. Each proxy and proposal will be considered based on the relevant facts and circumstances. The guidelines below are not intended to be an exhaustive list of all the issues that may arise nor can Calamos Advisors anticipate all future situations. Corporate governance issues are diverse and continually evolving, and Calamos Advisors monitors these changes.

1 See Appendix A for a complete list of covered entities.

2 Expected to launch as a ’40 Act fund in 2Q2025

A-1

Two of the primary factors Calamos Advisors considers when determining the desirability of investing in a particular company on behalf of an Advisory Client is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Calamos Advisors considers in determining how proxies should be voted. However, Calamos Advisors does not consider recommendations from management to be determinative of Calamos Advisors’ voting decision in all cases. As a matter of practice, the votes with respect to most issues are cast in accordance with the recommendation of the company's management. Certain proposals, however, may be considered on their own merits, and Calamos Advisors will not support the position of a company's management in any situation where Calamos Advisors determines that the support of management's position would adversely affect the investment merits of owning that company's shares. To this end, certain types of ballot proposals are reviewed on a case-by-case basis. Such items generally include:

●	Mergers, acquisitions, reincorporation and reorganizations

●	Shareholder rights plans / poison pills

●	Severance compensation packages / golden parachutes

In addition, Calamos Advisors’ proxy guidelines will defer to management’s recommendations on the election of directors but will consider both meeting attendance and over-boarding when determining its vote.

3.	Responsibility of Calamos Advisors to Vote Proxies

Calamos Advisors has assigned its administrative duties with respect to the proxy analysis and voting decisions to the “Proxy Group” (the Investment Team – research analysts and portfolio management), and administrative processing to its Corporate Actions Group (“Corporate Actions”), members of the Operations Department.

Calamos Advisors utilizes two vendors which provide distinct services relevant to Calamos Advisors’ proxy duties. To assist it in analyzing proxies, Calamos Advisors subscribes to a supplementary, unaffiliated, third-party corporate proxy research service, Glass Lewis, which provides in-depth analyses of shareholder meeting agendas and vote recommendations. Glass Lewis facilitates the voting decision of each proxy by applying Calamos Advisors’ custom proxy voting guidelines or rules (“custom policies”) as described above. Said differently, Glass Lewis analyzes the ballot item and maps a vote for the ballot item based on Calamos Advisors’ custom policies.

Calamos Advisors will generally follow its custom policies unless the Proxy Group and/or the Proxy Review Committee3 determines that the Advisory Client’s interests are best served by voting otherwise or unless otherwise directed by the Advisory Client.

Calamos Advisors also utilizes two systems owned by Broadridge to monitor and manage the processes associated with proxies: Proxy Edge and Proxy Disclosure. Proxy Edge receives the voting decisions from Glass Lewis and uses it to vote the ballots for Calamos Advisors. Proxy Edge provides the record keeping, voting, account administration and reporting for Calamos Advisors. Proxy Edge feeds meetings, agenda items and related votes by account to Proxy Disclosure which facilitates additional reporting as well as the annual N-PX filing for Calamos Advisors and the Calamos Funds.

Proxy Edge systematically votes shares based on Calamos Advisors’ custom policies. Unless a ballot contains a case-by-case proposal, a ballot is systematically voted based on the shares on holding reconciliation date (record date) or as soon as Glass Lewis has applied the Calamos Advisors custom policies to the ballot after that date. Calamos Advisors performs a reconciliation versus shares held at the custodian when the ballot is received by Proxy Edge. The shares from the custodian are continually updated on Proxy Edge based on account trade activity up until the record date.

3 The Proxy Review Committee is comprised of representatives from Portfolio Management (which may include portfolio managers and/or research analysts employed by Calamos), Operations, and advisory, non-voting members from the Legal and Compliance Departments.

A-2

Any ballot that includes one or more “proposals to be voted on a case-by-case” basis will not be systematically voted. All proposals on this type of ballot are manually voted. Proposals to be voted on a case-by-case basis are sent to the Proxy Group along with the written guidance and other relevant information produced by Glass Lewis to assist with the Proxy Group’s analysis. Any named Portfolio Manager for a Calamos Fund or Calamos Advisors strategy may provide the voting instructions to the Proxy Group.

Based on the instruction provided by the Proxy Group, the Corporate Actions Group will process the Calamos Advisors votes on Proxy Edge, and Proxy Edge will then vote each proxy accordingly (unless otherwise directed by an Advisory Client).

Proxies are voted solely in the best interests of Calamos Advisors’ clients; namely the Calamos Funds, separate account clients, and where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility to Calamos Advisors.

Corporate Actions is responsible for maintaining oversight of all facets of the proxy process as described above and including:

●	overseeing account administration on both Broadridge systems (Proxy Edge and Proxy Disclosure);

●	identifying potential conflicts of interest and reporting them to the Proxy Review Committee;

●	consulting with the Proxy Group for the relevant portfolio security (and the Proxy Review Committee, if necessary);

●	monitoring proxies to ensure Glass Lewis applies Calamos Advisors’ custom policies to the ballot on a timely basis;

●	ensuring proxies that have items to be voted on a case-by-case basis are voted as directed by the Proxy Group or Calamos Advisors’ custom policies, as needed;

●	ensuring the voting process is timely;

●	validating meetings by Fund in Proxy Disclosure and reconciling to Proxy Edge data;

●	facilitating a timely filing of Calamos Advisors’ and the Funds’ annual Form N-PX through Proxy Disclosure; and

●	maintaining proxy voting records.

4.	Limitations Relating to Proxy Voting

Securities Lending. Certain Advisory Clients may participate in securities lending programs with various counterparties. Upon direction by the Portfolio Manager(s), if prior to record date, Corporate Actions will recall the portfolio securities held on loan to vote proxies on all shares held on the record date. Based on the timing of a Portfolio Manager’s direction to recall shares from loan versus the record date of the meeting, there is no guarantee that any such security’s shares can be retrieved in time to vote the proxy. The Portfolio Managers seek to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies. As a result, Calamos Advisors generally will not recall portfolio securities to vote proxies.

A-3

Securities of Foreign Issuers. In certain foreign jurisdictions, the voting of proxies on portfolio securities may involve additional restrictions that may have an economic impact or cost to the security holder. We believe that in some instances the best interest of Advisory Clients is served by abstaining or not voting such proxies. Examples of issues unique to foreign securities include, but are not limited to, the following

(i)	Share Blocking. In certain non-U.S. jurisdictions, a security holder that votes a proxy is prohibited from selling the security until the meeting for which the proxy has been voted is completed. This period of time may range from days to weeks. Since this blocking of sales prevents the sale of a security regardless of market conditions and developments, Calamos Advisors believes it increases risk. Therefore, it often may be in the best interests of our Advisory Clients not to vote such proxies. Whether we vote such proxies will be determined on a case-by-case basis.

(ii)	Lack of Notice or Information. Foreign regulations do not standardize the notification period for a proxy vote. In some instances, the notice period is so short that Calamos Advisors we cannot research the issues presented. In instances where there is insufficient notice to permit Calamos Advisors to cast a reasoned vote, Calamos Advisors will abstain from voting on particular issues or to not vote at all.

Additional Information Provided by Issuer Before Voting Deadline. Glass Lewis has the ability to alert Calamos Advisors of any updates that were made to its analysis document for each meeting based on issuer feedback. Calamos Advisors must indicate its interest in the issuer meeting for Glass Lewis to know to alert Calamos Advisors of the new information. Calamos Advisors’ indication of this interest is a manual process handled by accessing the original analysis document. Corporate Actions has created a process to help ensure Calamos Advisors’ interest in certain meetings is properly communicated to Glass Lewis.

5.	Conflicts of Interest

Directors and employees of Calamos Advisors, including the Proxy Group, are sensitive to the possibility that their interests may conflict with the interests of Calamos Advisors’ Advisory Clients.

A.	Identification of Conflicts of Interest. Conflicts of interest can arise in situations where:

●	The issuer is a client of Calamos Advisors or its affiliates;

●	The issuer is a vendor whose products or services are material or significant to the business of Calamos Advisors or its affiliates;

●	The issuer is an entity participating, or which may participate, in the distribution of investment products[4] advised, sub-advised, administered, or sponsored by Calamos Advisors or its affiliates

●	An employee of Calamos Advisors or its affiliates also serves as a director or officer of the issuer (Calamos Advisors does not generally allow its employees to serve on the board of a public company);

●	A director of Calamos Asset Management, Inc., the sole managing member of Calamos Investments LLC (Calamos Advisors’ parent) or a Trustee of the Calamos Funds, also serves as an officer or director of the issuer; or

4 e.g., a broker, dealer, investment adviser, or bank.

A-4

●	The issuer is a Calamos proprietary product, e.g. a Calamos closed-end fund.

●	In the event of Rule 12d1-4 conflicts, a Calamos Fund and its affiliates must vote their respective securities in a non-Calamos “Acquired” Fund in the same proportion as the vote of all other holders of such securities under certain circumstances.[5]

Even while a proxy may involve an entity with which a relationship exists, generally the matters put to vote do not cause a conflict of interest between Calamos Advisors and its Advisory Clients.

Potential conflicts of interest are identified based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings relative to the matters for which the Company is seeking shareholder approval.

B.	Resolution of Conflicts of Interest. Calamos Advisors will generally apply its custom policies to proxy matters regardless of whether a conflict has been identified. However, where a conflict has been identified, the Proxy Group will refer the matter, along with the recommended course of action (based on Calamos Advisors’ custom policies), if any, to the Proxy Review Committee[6] for evaluation. The Proxy Review Committee will independently review such proxies, determine the appropriate action to be taken which in limited circumstances includes sending the proxy directly to the relevant Advisory Clients for approval, along with a recommendation regarding the vote. To the extent the shares have been systematically voted and the Proxy Committee decides to vote differently than its custom policies, Corporate Actions will manually change the vote within Proxy Edge so long as the vote deadline has not already passed. In cases where the vote deadline has already passed, such vote cannot be changed.

C.	Records of Corporate Actions. Corporate Actions with a representative from Legal will prepare a Conflicts Report for each situation where a conflict of interest is identified. The Conflict Report (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Calamos Advisors (other than routine communications from proxy solicitors) with respect to the proposal not otherwise reported. The Conflicts Report will also include written confirmation that any recommendation provided was made solely on the investment merits in the best interests of Advisory Clients and without regard to any other consideration.

5 To the extent a Calamos Fund and its affiliates in the aggregate hold more than 25% of outstanding voting securities of a non-Calamos Acquired fund that is a registered open-end fund or unit investment trust as a result of a decrease in the outstanding voting securities of the non-Calamos fund or the Calamos Fund and its affiliates in the aggregate hold more than 10% of the outstanding voting securities of a non-Calamos Closed-end fund or business development company, the Calamos Fund and its affiliates must mirror or echo vote (i.e., vote their respective securities in the same proportion as the vote of all other holders of such securities; provided, however, that in circumstances where all holders of the outstanding voting securities of the Acquired Fund are required to mirror or echo vote, the Calamos Fund and its affiliates will seek instructions from shareholders with regard to the voting of all proxies with respect to such Acquired Fund and vote such proxies only in accordance with such instructions. See also Procedures for Compliance with Section 12(d)(1), Related Rules and Exemptive Orders.

A-5

6.	Record Retention and Disclosure

A.	Record Retention. Calamos Advisors shall be responsible for collecting and maintaining proxy related information on each vote cast as required by applicable law. Such information shall include (i) the name of the shareholder whose proxy is being voted; (ii) the name of the company; (iii) the exchange ticker symbols of the company; (iv) Security Identifier; (v) proxy statements; (vi) shareholder meeting date; (vii) brief identification of the matter voted on; (viii) whether the matter was proposed by the company or by a security holder; (ix) whether a vote was cast on the matter; (x) how the vote was cast (e.g., for or against proposal, or abstained, for or withheld regarding election of directors); (xi) whether the vote was cast for or against management; (xii) Conflicts Reports; and (xiii) any information created by Calamos Advisors or a third party needed by the Committee to make a voting determination. The above information shall be maintained in an easily accessible place for a period of not less than six years from the end of the fiscal year in which the information was created, with the first two years in an appropriate office of Calamos Advisors unless record retention is outsourced.

B.	Disclosure. Calamos Advisors shall be responsible for appropriately disclosing proxy voting information, including these policies and procedures, the voting guidelines and the voting records as may be required by applicable law. Corporate Actions, in conjunction with Legal will file all required SEC Forms N-PX, on a timely basis with respect to itself and its investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its investment company clients’ Forms N-PX as soon as is reasonable practicable after filing such Forms N-PX with the SEC, and will, upon request, furnish a copy of the proxy policies and procedures to any requesting Advisory Client. Corporate Actions, in conjunction with Legal will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients' financial statements and disclosure documents.

7.	Calamos Advisors’ Reports to the Calamos Funds’ Boards and Non-Investment Company Advisory Clients

Corporate Actions shall provide proxy information to each Board of Trustees of the Calamos Funds as such Boards may request from time to time.

For non-investment company Advisory Clients of Calamos Advisors, Corporate Actions shall appropriately respond in writing to all written client requests for information on how it voted on behalf of the client. Such written request along with the written response shall be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year, with the first two years in an appropriate office of Calamos Advisors.

A-6

Appendix B

B-1

Calamos Aksia Private Equity and Alternative Fund

STATEMENT OF ASSETS AND LIABILITIES

As of May 29, 2025

ASSETS
Cash	$100,000
Due from Advisor	460,407
Deferred offering costs	410,468

Total Assets	970,875

LIABILITIES
Organizational costs	460,407
Offering costs	410,468

Total Liabilities	870,875

Net Assets applicable to 10,000 shares outstanding of Class I	$100,000

Net Asset Value, offering, and redemption price per shares outstanding of Class I	$10.00

See accompanying notes which are an integral part of these financial statements

STATEMENT OF OPERATIONS

For the Period From April 30, 2025 (Organization Date) through May 29, 2025

Investment Income	$-

Expenses
Organizational costs	460,407
Total expenses	460,407
Less: Reimbursement from Advisor	(460,407)
Net expenses	-
NET INVESTMENT INCOME (LOSS)	-

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$-

See accompanying notes which are an integral part of these financial statements

B-2

Calamos Aksia Private Equity and Alternatives Fund
NOTES TO THE FINANCIAL STATEMENTS
May 29, 2025

1. Organization

Calamos Aksia Private Equity and Alternatives Fund (the “Fund”), was organized as a Delaware statutory trust on November 22, 2024 and is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a closed-end, non-diversified management investment company that will be operated as an interval fund. The Fund has been inactive since the date it was organized except for matters relating to the Fund's establishment, designation, registration of the Fund's shares of beneficial interest (“Shares”) and the sale of 10,000 Shares of Class I (“Initial Shares”) for $100,000 to Calamos Advisors LLC (the “Advisor”). The proceeds of such Initial Shares in the Fund are held in non-interest bearing cash. The Declaration of Trust authorizes the Fund’s issuance of an unlimited number of Shares of beneficial interest, par value $.001 per. The Fund’s investment objectives are to seek attractive risk-adjusted returns and high current income.

The Fund intends to offer four separate classes of Shares designated as Class A (“Class A Shares”), Class C (“Class C Shares”), Class I (“Class I Shares”), and Class M (“Class M Shares”). Each class is subject to different fees and expenses. Only Class I Shares have been issued as of the date of this financial statement. The Fund may offer additional classes of Shares in the future.

2. Accounting Policies

Basis of Preparation and Use of Estimates - The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The accompanying financial statements has been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Indemnifications - In the normal course of business, the Fund has entered into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Share Valuation - The net asset value (“NAV”) of the Fund’s Shares is determined daily, as of the close of regular trading on the NASDAQ (normally, 4:00 p.m., Eastern time). Each Share is offered at the NAV next calculated after receipt of the purchase in good order. The price of the Shares increases or decreases on a daily basis according to the NAV of the Shares. The NAV of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses.

Federal Income Taxes - The Fund intends to elect to be taxed as a regulated investment company (“RIC”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund expects to operate in such a manner to qualify for taxation as a RIC. To qualify for and maintain its treatment as a RIC for U.S. federal income tax purposes, the Fund is required to meet certain specified source-of-income and asset diversification requirements, and is required to distribute dividends for U.S. federal income tax purposes of an amount at least equal to 90% of the sum of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses each tax year to Shareholders, as applicable.

B-3

3. Investment Advisory Agreement

The Fund has entered into an Investment Advisory Agreement with the Advisor, pursuant to which the Advisor will provide general investment advisory services for the Fund. For providing these services, the Advisor will receive a management fee from the Fund, payable monthly in arrears and accrued daily based upon the Fund's average daily net assets at an annual rate of 1.75%. The Advisor has agreed to waive their management fee to 1.25% for the period June 30, 2025, through June 30, 2026

The Advisor, the Sub-Advisor and the Fund have entered into the Expense Limitation Agreement under which the Advisor and Sub-Advisor agree on a monthly basis to reimburse the Fund’s operating expenses 50/50 to the extent that the Fund’s monthly “Specified Expenses” (as defined below) in respect of each class of the Fund (each, a “Class”) exceed 0.35% of the average daily net asset value of such Class (the “Expense Limitation”). This Agreement shall continue in effect for a period of three years from the April 30, 2025. Thereafter, this Agreement may be annually renewed with the written agreement of the Advisor, the Sub-Advisor and the Fund. The Board of Trustees of the Fund may terminate this Agreement at any time upon notice to the Advisor and Sub-Advisor, and this Agreement shall automatically terminate upon the termination of the Investment Advisory Agreement between the Advisor and the Fund or the termination of the Sub-Advisory Agreement among the Fund, the Advisor and the Sub-Advisor. For purposes of this Agreement, the Fund’s “Specified Expenses” in respect of a Class mean all other expenses incurred in the business of the Fund and allocated to the Class, including the Fund’s annual operating expenses, with the exception of: (i) the Management Fee ( as defined in the Fund’s prospectus), (ii) the Shareholder Servicing Fee (as defined in the Fund’s prospectus), (iii) the Distribution Fee (as defined in the Fund’s prospectus), (iv) certain costs associated with the acquisition, ongoing investment and disposition of the Fund’s investments and unconsummated investments, including legal costs, professional fees, travel costs and brokerage costs, (v) acquired fund fees and expenses; (vi) dividend and interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vii) taxes and costs to reclaim foreign taxes, and (viii) extraordinary expenses (as determined in the discretion of the Advisor and Sub-Advisor).

Organizational and Offering Expenses – The Advisor and the Sub-Advisor have agreed to advance the Fund’s organizational costs and offering costs already incurred and any additional costs incurred prior to the commencement of operation by the Fund. Organizational costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. Organizational costs are expensed as incurred by the Fund and are subject to recoupment by the Advisor and the Sub-Advisor in accordance with the Expense Limitation discussed above. The Fund’s initial offering costs, which are also subject to the Expense Limitation discussed above, include, among other things, legal, printing and other expenses pertaining to this Offering. Any offering costs paid by the Advisor or Sub-Advisor on behalf of the Fund will be recorded as a Payable for offering costs in the Statement of Assets and Liabilities and accounted for as a deferred charge until commencement of operations. Thereafter these initial offering costs will be amortized over 12 months on a straight-line basis.

4. Sub-Advisory Agreement

The Advisor and the Fund have entered into a Sub-Advisory Agreement with Aksia LLC (the “Sub-Advisor”), pursuant to which the Sub-Advisor will provide general investment sub-advisory services for the Fund. For providing these services, the Sub-Advisor will receive a fee from the Advisor, payable monthly in arrears and accrued daily based upon the Fund's average daily net assets at an annual rate of 0.875%. The Sub-Advisor has agreed to waive their sub-advisory fee to 0.625% for the period June 30, 2025, through June 30, 2026

5. Other Agreements

State Street Bank and Trust Company (“SSB”) (the “Administrator”) serves as administrator, accounting agent and transfer agent to the Fund. Pursuant to the agreement with the Administrator, for the services rendered to the Fund by the Administrator, the Fund pays the Administrator the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services.

B-4

The Fund has entered into a Custody Agreement with SSB (the “Custodian”). Under the terms of this agreement, the Custodian will serve as custodian of the Fund’s assets.

The Fund has entered into a distribution agreement with Calamos Financial Services, LLC to act as the distributor for the sale of Shares. Calamos Financial Services, LLC is an affiliate of the Advisor.

6. Limited Liquidity

The Fund is a closed-end interval fund and, to provide liquidity and the ability to receive NAV on a disposition of at least a portion of Shares, makes semiannual offers to repurchase Shares. No Shareholder will have the right to require the Fund to repurchase its Shares, except as permitted by the Fund's interval structure. No public market for the Shares exists, and none is expected to develop in the future. Consequently, Shareholders will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund, and then only on a limited basis.

The Fund has adopted, pursuant to Rule 23c-3 under the Investment Company Act, a fundamental policy, which cannot be changed without Shareholder approval, requiring the Fund to offer to repurchase at least 5% of its Shares at NAV on a regular schedule. The schedule adopted by the Fund currently requires the Fund to make repurchase offers every six months.

7. Recent Accounting Pronouncements

In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. This change is intended to improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole. The amendments expand a public entity’s segment disclosures by requiring disclosure of significant segment expenses that are regularly provided to the chief operating decision maker, clarifying when an entity may report one or more additional measures to assess segment performance, requiring enhanced interim disclosures and providing new disclosure requirements for entities with a single reportable segment, among other new disclosure requirements.

The Fund has adopted ASU 2023-07 as of May 29, 2025, with no material impact on the Funds’ financial statements. As defined under ASU No. 2023-07 the chief operating decision maker (“CODM”) consists of the members of Committees and Senior Executive Teams of the Advisors. The Fund operates as a single reportable segment, which reflects how the CODM monitors and manages the operating results of the Fund. The financial information used by the CODM to assess the segment’s performance and to allocate resources, including total return, expense ratios, changes in net assets from operations and portfolio composition, is consistent with that presented within the Funds’ financial statements and financial highlights.

8. Subsequent Events

In preparing these financial statements, management has evaluated subsequent events through the date of issuance of the financial statements included herein. There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

B-5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Calamos Aksia Private Equity and Alternatives Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Calamos Aksia Private Equity and Alternatives Fund (the “Fund”) as of May 29, 2025, and the related statement of operations for the period April 30, 2025 (organization date) to May 29, 2025, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 29, 2025 and the results of its operations for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of cash held as of May 29, 2025, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2025.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
June 6, 2025

B-6

CALAMOS AKSIA PRIVATE EQUITY LP

(a Delaware Limited Partnership)

Consolidated Financial Statements and Independent Auditor's Report

for the period from September 20, 2024 (commencement of operations) to

December 31, 2024

CALAMOS AKSIA PRIVATE EQUITY LP

(a Delaware Limited Partnership)

TABLE OF CONTENTS

Page

Independent Auditor's Report	1 - 2

Consolidated Financial Statements for the period from September 20, 2024 (commencement of operations) to December 31, 2024:

Consolidated Schedule of Investments	3

Consolidated Statement of Assets and Liabilities	4

Consolidated Statement of Operations	5

Consolidated Statement of Changes in Partners' Capital	6

Consolidated Statement of Cash Flows	7

Notes to Consolidated Financial Statements	8-16

Independent Auditor’s Report

To the Partners of

Calamos Aksia Private Equity LP

Opinion

We have audited the accompanying consolidated financial statements of Calamos Aksia Private Equity LP (the “Fund”), which comprise the consolidated statement of assets and liabilities, including the consolidated schedule of investments, as of December 31, 2024, and the related consolidated statements of operations, changes in partners’ capital and cash flows for the period from September 20, 2024 (commencement of operations) to December 31, 2024, and the related notes to the consolidated financial statements (collectively referred to as the “financial statements”).

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Calamos Aksia Private Equity LP as of December 31, 2024, and the results of its operations, changes in its partners’ capital and its cash flows for the period from September 20, 2024 (commencement of operations) to December 31, 2024, in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Fund and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Fund Reorganization

As discussed in Note 1 to the financial statements, the Fund was formed by the General Partner with the expectation that the Fund will convert to an unlisted, closed-end interval fund that is registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund’s Limited Partners have authorized the General Partner to reorganize the Fund by contributing the Fund’s assets to the newly formed interval fund in exchange for shares of the interval fund that will be distributed to the former Limited Partners as shareholders of the interval fund (a “Conversion”). On and after the date of the Conversion, the former Limited Partners will be subject to the terms of the interval fund’s governing documents, supervision by the interval fund’s board of directors, and other rules and provisions of the 1940 Act. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Fund’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with generally accepted auditing standards will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with generally accepted auditing standards, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Fund’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

/s/ Cohen & Company, Ltd

Chicago, Illinois

June 4, 2025

CALAMOS AKSIA PRIVATE EQUITY LP

(a Delaware Limited Partnership)

CONSOLIDATED SCHEDULE OF INVESTMENTS

DECEMBER 31, 2024

	Initial			Percentage
	Acquisition			of Partners'
Description of Investment	Date	Cost	Fair Value	Capital
Investments in Private Equity Funds:
Co-investment
Europe
PSC Tiger LP (a)(b)(c)	11/15/2024	$3,306,020	$3,594,794	4.27%
North America
CD&R Raven Co-Investor, L.P. (a)(b)(c)	11/15/2024	1,761,698	1,754,355	2.08
Reroof Partners SPV LLC (b)(c)(e)	11/22/2024	4,022,960	6,637,555	7.88
Searchlight Capital IV LEAF Co-Invest Partners, L.P. (a)(b)(c)	11/22/2024	5,000,000	4,989,401	5.92
Primary Investment
Europe
PSC V (B), SCSp (a)(b)(c)	12/18/2024	2,723	178,308	0.21
North America
Broadwing Capital Fund I LP (a)(b)(c)	12/12/2024	3,889,930	4,650,916	5.52
OceanSound Partners Fund II (A), LP (a)(b)(c)	10/21/2024	2,724,561	3,542,931	4.20
Secondary Investment
Europe
Overbay Capital Partners 2023 Fund Aggregator (AIV V) LP (a)(b)(c)(d)	9/27/2024	6,468,281	7,976,462	9.47
Global
Crown Secondaries Special Opportunities II B S.C.S. (a)(b)(c)(g)	9/30/2024	923,102	1,085,718	1.29
Crown Secondaries Special Opportunities II S.C.S. (a)(b)(c)(f )	9/30/2024	2,341,796	2,712,222	3.22
North America
Blue Wolf Capital Fund IV, L.P. (a)(b)(c)(d)	12/31/2024	2,244,013	3,397,832	4.03
Brentwood Associates Private Equity VI, L.P. (a)(b)(c)(d)	12/31/2024	1,906,717	2,891,272	3.43
Leeds Equity Partners VI, L.P. (a)(b)(c)(d)	12/31/2024	2,142,484	2,336,465	2.77
Leeds Equity Partners VII-A, L.P. (a)(b)(c)(d)	12/31/2024	2,878,874	3,081,965	3.66
Overbay Capital Partners 2023-B Fund US LP (a)(b)(c)(d)	9/25/2024	2,271,731	2,741,029	3.25
Sima Holdings (Offshore) LP Common Equity (Class B) (a)(b)(c)	11/6/2024	2,396,419	2,174,484	2.58
Sima Holdings (Offshore) LP Preferred Equity (Class A) (a)(b)(c)	11/6/2024	5,553,125	5,991,304	7.11
The Resolute Fund IV, L.P. (a)(b)(c)(d)	12/31/2024	4,568,459	5,180,050	6.15
The Resolute III Continuation Fund, L.P. (a)(b)(c)	9/27/2024	5,383,633	6,140,235	7.29
Total investments in Private Equity Funds		$59,786,526	$71,057,298	84.33%

(a)	Private equity fund does not issue shares or units.

(b)	Investment valued using net asset value per share (or its equivalent) as a practical expedient. See Note 3 for respective investment categories, unfunded commitments and redemptive restrictions.
(c)	Investment restricted for resale. The total value of these investments is $71,057,298, which represents 84.33% of net assets.

(d)	All or a portion of this investment is held by a wholly-owned subsidiary. See Note 2.

(e)	Fund held 40,000 units of this investment as of December 31, 2024.

(f)	Fund held 12,152 units of this investment as of December 31, 2024.

(g)	Fund held 8,800 units of this investment as of December 31, 2024.

See the accompanying notes to the consolidated financial statements

3

CALAMOS AKSIA PRIVATE EQUITY LP

(a Delaware Limited Partnership)

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2024

ASSETS:
Investments in private equity funds, at fair value (cost: $59,786,526)	$71,057,298
Cash and cash equivalents	15,473,991
Distributions receivable from private equity funds	99,997

TOTAL ASSETS	86,631,286

LIABILITIES AND PARTNERS' CAPITAL

LIABILITIES:
Capital calls payable to private equity funds	1,906,717
Organization cost payable to General Partner	234,800
Legal fees payable	83,079
Accrued administration fees	25,392
Accrued expenses	116,749

TOTAL LIABILITIES	2,366,737

TOTAL PARTNERS' CAPITAL	84,264,549

TOTAL LIABILITIES AND PARTNERS' CAPITAL	$86,631,286

See the accompanying notes to the consolidated financial statements

4

CALAMOS AKSIA PRIVATE EQUITY LP

(a Delaware Limited Partnership)

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE PERIOD FROM SEPTEMBER 20, 2024 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 2024

INVESTMENT INCOME:
Interest income	$237,147

TOTAL INVESTMENT INCOME	237,147
EXPENSES:
Equalization interest paid to private equity funds (See Note 2)	429,856
Organization costs	234,800
Legal fees	85,079
Audit fees	50,000
Professional fees	40,000
Administration fees	25,392
Custody fees	10,750
Other expenses	13,999

TOTAL EXPENSES	889,876

NET INVESTMENT LOSS	(652,729)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Realized gain on investments	46,506
Net change in unrealized gain on investments	11,270,772

NET GAIN ON INVESTMENTS	11,317,278

NET INCREASE IN PARTNERS' CAPITAL RESULTING FROM OPERATIONS	$10,664,549

See the accompanying notes to the consolidated financial statements

5

CALAMOS AKSIA PRIVATE EQUITY LP

(a Delaware Limited Partnership)

CONSOLIDATED STATEMENT OF CHANGES IN PARTNERS’ CAPITAL

FOR THE PERIOD FROM SEPTEMBER 20, 2024 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 2024

	General	Limited
	Partner	Partners	Total
PARTNERS' CAPITAL AS OF SEPTEMBER 20, 2024	$-	$-	$-
(COMMENCEMENT OF OPERATIONS)
Capital contributions	728,713	72,871,287	73,600,000
Capital distributions	-	-	-
Net increase in partners' capital resulting from operations	105,589	10,558,960	10,664,549

PARTNERS' CAPITAL AS OF DECEMBER 31, 2024	$834,302	$83,430,247	$84,264,549

See the accompanying notes to the consolidated financial statements

6

CALAMOS AKSIA PRIVATE EQUITY LP

(a Delaware Limited Partnership)

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE PERIOD FROM SEPTEMBER 20, 2024 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 2024

CASH FLOWS FROM OPERATING ACTIVITIES:

Net increase in partners' capital resulting from operations	$10,664,549
Adjustments to reconcile net increase in partners' capital resulting from operations to net cash used in operating activities:
Realized gain on investments	(46,506)
Net change in unrealized gain on investments	(11,270,772)
Purchases of investments	(60,736,225)
Proceeds from distributions from investments, net of change in distributions receivable from private equity funds	896,208
Changes in operating assets and liabilities:
Increase in organization cost payable	234,800
Increase in legal fees payable	83,079
Increase in accrued expenses	116,749
Increase in capital calls payable to private equity funds	1,906,717
Increase in accrued administration fees	25,392

Net cash used in operating activities	(58,126,009)

CASH FLOWS FROM FINANCING ACTIVITIES:
Capital contributions	73,600,000

Net cash provided by financing activities	73,600,000

NET INCREASE IN CASH	15,473,991

CASH AS OF SEPTEMBER 20, 2024 (COMMENCEMENT OF OPERATIONS)	-

CASH AS OF DECEMBER 31, 2024	$15,473,991

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash received during the year for interest	$237,147

See the accompanying notes to the consolidated financial statements

7

CALAMOS AKSIA PRIVATE EQUITY LP

(a Delaware Limited Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1)      Organization

Calamos Aksia Private Equity LP (the “Fund”) was organized on April 3, 2024 as a Delaware limited partnership and commenced operations on September 20, 2024. The General Partner of the Fund is Calamos Advisors LLC (the “General Partner”), a Delaware limited liability company. The General Partner also acts as the investment adviser to the Fund. The General Partner has also retained Aksia LLC (the “Sub-Advisor”) to provide the Fund with investment sub-advisory services in connection with the Fund’s investments. Subject to limitation in the Fund’s limited partnership agreement (“Agreement”), the business and purposes of the Fund are primarily to achieve long- term capital appreciation by (a) making primary investments (“Primary Investments”) in various strategies offered by third-party investment managers (the “Underlying Managers”) and managers affiliated with the General Partner, the Sub-Advisor and/or their respective Affiliates (the “Affiliated Funds” and, together with the Underlying Managers, the “Alternative Funds”); (b) making Liquid Investments; (c) investing in Alternative Funds acquired on the secondary market (together, “Secondary Investments”); (d) making direct investments in equity, debt and other financial instruments and obligations that are consistent with the strategies pursued by underlying Alternative Funds or that provide access to private markets (together, “Direct Investments”); (e) making Direct Investments that include programmatic investment relationships with third-party investment managers outside of their commingled private funds (“Opportunistic Investments”); (f) making co-investments in the equity or debt of companies whose securities are not traded on any securities exchange, typically alongside private equity funds and other co-investment vehicles, including Affiliated Funds; (g) engaging in all other activities desirable, necessary, related or incidental to, or in connection with, any of the foregoing; and (g) engaging in any other lawful acts or activities consistent with the foregoing for which limited partnerships may be formed under the Delaware Act. The General Partner (not the Fund) is responsible for paying any fees payable to the Sub-Advisor or any other sub-advisor engaged by the General Partner to provide advisory services to the Fund.

The Fund was formed by the General Partner with the expectation that the Fund will convert to an unlisted, closed-end interval fund that is registered under the Investment Company Act. The Limited Partners have authorized the General Partner to reorganize the Fund into a closed- end, registered investment company that operates as an “interval fund,” by contributing the Fund’s assets to the newly formed interval fund in exchange for shares of the interval fund that will be distributed to the former Limited Partners as shareholders of the interval fund (a “Conversion”). On and after the date of the Conversion, the former Limited Partners will be subject to the terms of the interval fund’s governing documents, supervision by the interval fund’s board of directors, and other rules and provisions of the Investment Company Act. The General Partner will bear the legal costs of a Conversion and will undertake to obtain advice of qualified legal counsel that the Conversion will not result in any income tax obligation to the Limited Partners.

(2)	Summary of Significant Accounting Policies

(a)	Basis of Presentation

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) as detailed in the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”). The Fund is an investment company and follows the accounting and reporting guidance in FASB ASC 946, Financial Services - Investment Companies.

(b)	Consolidation of Subsidiaries

The Fund has two wholly-owned subsidiaries that are used to invest in specific private equity funds that could potentially create unique tax situations once the Fund has undergone Conversion to a closed-end interval fund. These subsidiaries are Calamos Aksia Private Equity Sub 1 LLC and Calamos Aksia Private Equity Sub 2 Splitter LLC. The respective investments held by a subsidiary are footnoted on the consolidated schedule of investments. The investments of each subsidiary have been included in the Fund's balances and all inter-company accounts and transactions have been eliminated in the Fund's consolidated financial statements.

8

CALAMOS AKSIA PRIVATE EQUITY LP

(a Delaware Limited Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(2)	Summary of Significant Accounting Policies (continued)

(b)	Consolidation of Subsidiaries (continued)

The following is a summary of the Fund’s subsidiaries as of December 31, 2024:

	Date of	Net Assets of	Percentage of
Subsidiary	Formation	Subsidiary	Partners' Capital
Calamos Aksia Private Equity Sub 1 LLC	6/12/2024	$10,717,491	12.72%
Calamos Aksia Private Equity Sub 2 Splitter LLC	11/19/2024	$16,887,584	20.04%

(c)	Cash and Cash Equivalents

Cash represents cash deposits held at a financial institution. Cash is held at a major financial institution and is subject to credit risk to the extent its balance exceeds applicable FDIC limitations. Cash is swept into an overnight interest-bearing demand deposit account. At December 31, 2024, the Fund held $14,973,991 in excess of the limit of $250,000.

(d)	Organizational and Offering Costs

Organizational costs consist of the costs of forming the Fund, drafting of bylaws, administration, custody and transfer agency agreements, legal services and the Fund’s initial seed audit costs upon its conversion. Offering costs consist of the costs of preparation, review and filing with the SEC the Fund’s registration statement, the costs of preparation, review and filing of any associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the fund documents and/or marketing materials, and the amount of associated with the offering. Organizational costs are expensed as incurred and borne by the Fund. There were $234,800 of organizational costs during the period as reflected on the consolidated statements of operations. Offering costs are accounted for as a deferred charge until Fund shares are offered to the public upon conversion and will thereafter, be amortized to expense over twelve months on a straight-line basis. There were no offering costs during the current period.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, including the fair value of investments and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(f)	Investments in Private Equity Funds

Investments in Private Equity Funds are recorded on a trade-date basis. Realized gains and losses on Private Equity Funds are recognized based on the specific-identification method. Unrealized gains and losses resulting from recording investments at fair value are included in net change in unrealized gain or loss on investments in the accompanying Consolidated Statement of Operations. The General Partner values investments in Private Equity Funds at fair value. Investments in Private Equity Funds are recorded at net asset value (“NAV”) as a practical expedient for determining fair value.

As a practical expedient, fair value ordinarily represents the Fund's proportionate share of the Private Equity Funds’ net asset values determined in accordance with each Private Equity Fund’s valuation policies and reported at the time of the Fund’s valuation by the management of each Private Equity Fund. Generally, the fair value of the Fund's investment in each Private Equity Fund represents the amount that the Fund could reasonably expect to receive from such Private Equity Fund if the Fund’s investment was redeemed at the time of the valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. The Fund records its proportionate share of each Private Equity Fund’s gain or loss in the Consolidated Statement of Operations.

9

CALAMOS AKSIA PRIVATE EQUITY LP

(a Delaware Limited Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(2)	Summary of Significant Accounting Policies (continued)

(e)	Investments in Private Equity Funds (continued)

The gain/(loss) allocated from each Private Equity Fund is net of the Fund’s proportionate share of fees and expenses charged or incurred by such Private Equity Fund.

The Fund will record distributions of cash from any Private Equity Fund using the details provided by the corresponding Private Equity Fund. The Fund would recognize within the Consolidated Statement of Operations its share of realized gains or (losses) reported by the Private Equity Funds.

Net change in unrealized gain or loss on investments, within the Consolidated Statement of Operations includes the Fund’s share of interest and dividends, realized (but undistributed) and unrealized gains and losses on security transactions and expenses of the Private Equity Funds. Due to the nature of the Private Equity Funds, the Fund cannot liquidate any position in the Private Equity Funds and will be distributed invested capital per the terms described in each Private Equity Fund’s operating or limited partnership agreement and as determined by each Private Equity Fund’s general partner.

Subsequent closings for closed-end private equity funds afford such funds the option to launch the fund as soon as they have secured enough soft commitments and allow the general partner to increase the speed of the fund to take advantage of investments in the market. Rebalancing or equalization occurs each time capital is called after each subsequent closing has occurred and is the process of truing-up all investors as if they had joined the fund during the initial closing. period from September 20, 2024 (commencement of operations) to December 31, 2024, the Fund experienced equalization and resulted in the interest expense of $429,856, as noted in the Consolidated Statement of Operations and Consolidated Statement of Cash Flows as equalization interest paid to private equity funds.

(g)	Expenses

The Fund bears its own expenses, including, but not limited to: legal fees; accounting and auditing fees; custodial fees; administrator fees; organizational expenses; and other types of expenses approved by the General Partner.

(h)	Income Taxes

The Fund is treated as a partnership for tax purposes and is not subject to U.S. federal income taxes. Rather, the Fund’s taxable income flows through to the partners, who are responsible for paying the applicable income taxes on the income allocated to them. The Fund is subject to partnership audit rules enacted as part of the Bipartisan Budget Act of 2015 (the “Centralized Partnership Audit Regime”). Under the Centralized Partnership Audit Regime, any IRS audit of the Fund would be conducted at the Fund level, and if the IRS determines an adjustment, the default rule is that the Fund would pay an “imputed underpayment” including interest and penalties, if applicable. The Fund may instead elect to make a “push-out” election, in which case the partners for the year that is under audit would be required to take into account the adjustments on their own personal income tax returns.

In accordance with GAAP, the General Partner is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions not meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon the ultimate settlement with the taxing authority. The Fund has elected an accounting policy to classify interest and penalties, if any, as interest expense. Based on its analysis, the General Partner has determined there is no tax expense or interest expense related to uncertainties in income tax positions and there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions for the period from September 20, 2024 (commencement of operations) to December 31, 2024.

10

CALAMOS AKSIA PRIVATE EQUITY LP

(a Delaware Limited Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(2)	Summary of Significant Accounting Policies (continued)

(h)	Income Taxes (continued)

The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of December 31, 2024, the Fund remains subject to examination by various tax jurisdictions under their respective statutes of limitations. There are currently no examinations being conducted of the Fund by the Internal Revenue Service or any other taxing authority.

(i)	Foreign Currency Exchange and Translation

Investments in Private Equity Funds and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Commitments, contributions and distributions related to Private Equity Funds denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

(3)	Fair Value of Investments

The Fund uses a fair value hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

●	Level 1 – Quoted prices in active markets for identical securities

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

●	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An individual investment level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

Fair value is a market- based measure, based on assumptions of prices and inputs considered from the perspective of a market participant that are current as of the measurement date, rather than an entity-specific measure. Therefore, even when observable inputs are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.

11

CALAMOS AKSIA PRIVATE EQUITY LP

(a Delaware Limited Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3)      Fair Value of Investments (continued)

The Fund uses authoritative guidance that permits the measurement of fair value of an investment fund, which does not have a readily determinable fair value, based on the NAV of the investment fund as a practical expedient, without further adjustment, unless it is probable that the investment fund will be sold at a value significantly less than the NAV. In using NAV as a practical expedient, certain attributes of the investment fund that may impact the fair value of the investment fund are not considered in measuring fair value. Attributes of those investment funds include the investment strategies of the investees and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The Fund’s investment in the Private Equity Funds was measured using the practical expedient to determine fair value. There were no changes to the valuation policy for the period from September 20, 2024 (commencement of operations) to December 31, 2024.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for investments categorized in Level 3. In some cases, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In such cases, the fair value measurement is generally categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement. There were no transfers into or out of Level 3 of the fair value hierarchy for the period ended. The Fund held no Level 3 investments as of December 31, 2024. Although investments in the Private Equity Funds measured using the NAV as a practical expedient are not categorized within the fair value hierarchy, they are included in the table below to permit reconciliation to the Consolidated Schedule of Investments.

The following is a summary of the Fund’s assets at fair value as of December 31, 2024:

Investments	Level 1	Level 2	Level 3	Net Asset Value	Total
Investments in Investment Funds, Private Equity Funds (1)	$-	$-	$-	$71,057,298	$71,057,298
Total investment in Investments Funds	$-	$-	$-	$71,057,298	$71,057,298

(1) Private Equity Funds are measured at fair value using the NAV per share (or its equivalent) as a practical expedient.

The following descriptions of investment categories should be read in conjunction with the consolidated schedule of investments.

Co-investment - An investment made in the equity of a private company generally in parallel with a primary fund.

Primary Investment - A newly established fund managed by a third-party manager which raises capital commitments from investors to invest in and acquire private companies.

Secondary Investment - Investments in assets acquired on the secondary market, including the acquisition of existing primary fund interests, the acquisition of interest in one or more companies from an existing primary fund, and newly established private equity funds managed by third-party managers which raise capital commitments from investors to invest in and acquire assets on the secondary market.

12

CALAMOS AKSIA PRIVATE EQUITY LP

(a Delaware Limited Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3)      Fair Value of Investments (continued)

The following table represents investment categories, unfunded commitments and redemptive restrictions of investments that are measured using the NAV per share (or its equivalent) as a practical expedient.

Private Equity Funds	Investment Category	Unfunded Commitment	Fair Value	Fund Term
Blue Wolf Capital Fund IV, L.P. (1)	Secondary Investment	$535,253	$3,397,832	10 years after Final Closing with 3 additional years possible.
Brentwood Associates Private Equity VI, L.P. (1)	Secondary Investment	685,931	2,891,272	10 years after Final Closing with up to two successive one-year periods and additional one-year extensions available
Broadwing Capital Fund I LP (1)	Primary Investment	1,110,070	4,650,916	10 years after Initial Closing with 3 additional years possible.
CD&R Raven Co-Investor, L.P. (1)	Co-investment	249,842	1,754,355	Perpetual life
Corsair Riva Munich Co-Investment, L.P. (1)(2)	Secondary Investment	4,797,163	-	5 years after Initial Investment Date with 2 additional years possible.
Crown Secondaries Special Opportunities II B S.C.S. (1)	Secondary Investment	168,329	1,085,718	Until dissolution of Crown Secondaries Special Opportunities II S.C.S with 3 additional years possible.
Crown Secondaries Special Opportunities II S.C.S. (1)	Secondary Investment	386,349	2,712,222	12 years after Initial Closing with 3 additional years possible.
Leeds Equity Partners VI, L.P. (1)	Secondary Investment	215,781	2,336,465	10 years after Admission Date with 2 additional years possible.
Leeds Equity Partners VII-A, L.P. (1)	Secondary Investment	520,676	3,081,965	10 years after Final Closing with 2 additional years possible.
OceanSound Partners Fund II (A), LP (1)	Primary Investment	2,277,609	3,542,931	10 years after commencement date with 3 additional years possible
Overbay Capital Partners 2023 Fund Aggregator (AIV V) LP (1)	Secondary Investment	1,093,903	7,976,462	On December 31st, 5 years after Initial Closing with 4 additional years possible.
Overbay Capital Partners 2023-B Fund US LP (1)	Secondary Investment	-	2,741,029	On December 31st, 5 years after Initial Closing with 4 additional years possible.
Overbay Capital Partners 2024 Fund Offshore LP (1)(2)	Secondary Investment	5,000,000	-	On December 31st, 5 years after Initial Closing with 4 additional years possible.
PSC Tiger LP (1)	Co-investment	1,605,651	3,594,794	Perpetual life
PSC V (B), SCSp (1)	Primary Investment	4,702,659	178,308	10 years after Final Closing with 2 additional years possible.
Reroof Partners SPV LLC (1)	Co-investment	-	6,637,555	Perpetual life
Searchlight Capital IV LEAF Co-Invest Partners, L.P. (1)	Co-investment	-	4,989,401	Perpetual life
Sima Holdings (Offshore) LP Common Equity (Class B) (1)	Secondary Investment	103,581	2,174,484	Perpetual life
Sima Holdings (Offshore) LP Preferred Equity (Class A) (1)	Secondary Investment	1,642,077	5,991,304	Perpetual life
The Resolute Fund IV, L.P. (1)	Secondary Investment	213,467	5,180,050	10 years after Effective Date with 3 additional years possible.
The Resolute III Continuation Fund, L.P. (1)	Secondary Investment	488,148	6,140,235	5 years after Transaction Closing Date with 3 additional years possible.
Total investments in Private Equity Funds		$25,796,489	$71,057,298

(1)	No redemptions permitted.

(2)	Investment commitment to this private equity fund was 100% unfunded as of December 31, 2024.

(4)	Partners’ Capital

(a)	Capital Commitments

On August 8, 2024 the Fund began accepting partners’ commitments. Each partner’s capital commitment represents the aggregate amount of capital that such partner has agreed to contribute to the Fund. The minimum capital commitment for each partner will be $250,000 although the General Partner, in consultation with the Sub-Advisor, may raise or lower this minimum requirement from time to time, and accept initial commitments in amounts below the established minimum, in its discretion.

As of December 31, 2024 the Fund has accepted $131,012,150 of partners’ capital commitments.

13

CALAMOS AKSIA PRIVATE EQUITY LP

(a Delaware Limited Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(4)	Partners’ Capital (continued)

(b)	Contributions

Each partner shall make capital contributions from time to time to the Fund in amounts determined by the General Partner, but not to exceed such partner’s unfunded capital commitment. The General Partner will provide each partner with written notice of each capital call at least five business days in advance of the capital call due date. The General Partner expects to make capital calls to the extent of available commitment through the date of conversion.

As of December 31, 2024 the Fund has called $73,600,000 of partners’ capital commitments as contributions.

(b)	Profit and Loss Allocations

Profits and losses are allocated to all partners of the Fund in accordance with the terms of the Agreement. In general, each partner’s share of the profits and losses of the Fund are allocated in proportion to their respective interests in the Fund.

(c)	Capital Distributions

No limited partner shall be entitled to receive distributions from the Fund, except as provided in the Agreement. The Fund does not anticipate making distributions to the partners. The General Partner may, in its sole discretion make distributions in cash or in kind at any time to all the Partners on a pro-rata basis in accordance with the partners’ percentage of the Fund’s interest.

(5)	Related Party Transactions

The General Partner and the Sub-Advisor will not charge any management or sub-advisory fees from the Initial Closing Date to the date that the Fund converts to an unlisted, closed end interval fund that is registered under the ICA. In the event that the Conversion is delayed or does not occur the Fund continues as a private fund, Limited Partners will be provided with advance written notice of any such fees to be assessed. No carried interest or other performance-based compensation is payable to any of the General Partner or the Sub-Advisor in connection with the net profits generated by the Fund.

As of December 31, 2024 the Fund owes the General Partner $234,800 for organization costs the General Partner paid on behalf of the Fund.

Certain limited partners are related parties of the General Partner. The aggregate value of limited partners’ committed capital owned by related parties at December 31, 2024 is approximately $23,972,150 and $4,170,000 for the General Partner and the Sub-Advisor, respectively.

Additionally, the Fund may coinvest with other entities with the same General Partner as the Fund. At December 31, 2024, the Fund held an investment with a fair value of $8,165,788 that was coinvested with affiliated funds.

(6)	Administrative Services

UMB Fund Services (the “Administrator”) serves as the Fund’s administrator and performs certain administrative and accounting services on behalf of the Fund. Administrative fees for the period from September 20, 2024 (commencement of operations) to December 31, 2024 were $25,392 and are reflected on the Consolidated Statement of Operations. At December 31, 2024, $25,392 of fees were owed to the administrator.

14

CALAMOS AKSIA PRIVATE EQUITY LP

(a Delaware Limited Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(7)      Financial Highlights

Nonregistered investment funds are required to disclose certain financial highlights related to investment performance and operations. These financial highlights include net investment loss and expense ratios for the period from September 20, 2024 (commencement of operations) to December 31, 2024 applicable to the Fund’s partners as follows:

Total return	18.98%
Ratio to average partners' capital:
Operating expenses	1.50%
Net investment loss	(4.36)%
Portfolio turnover rate	2.36%

Financial highlights are calculated for each limited partner class taken as a whole. The net investment loss and expense ratios have been annualized, with the exception of non-recuring expenses that total $317,878.

The expense and net investment loss ratios do not reflect the income and expenses incurred by the underlying investment funds.

The ratios, excluding nonrecurring expenses to the General Partner, have been annualized.

(8)	Indemnifications

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, based on the General Partner’s experience, the risk of loss from such claims is considered remote.

(9)	Market and Credit Risks

In the normal course of business, the Fund maintains its cash balance at a financial institution, which at times may exceed federally insured limits. The Fund is subject to credit risk to the extent any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf. The General Partner monitors the financial condition of each financial institution.

The Fund’s portfolio may not generally be diversified at all times. Accordingly, the investment portfolio of the Fund may be subject to more rapid change in value than would be the case if the Fund was required to maintain a wide diversification among securities, companies, countries, or industry groups.

The Fund's investment in the Private Equity Funds is subject to the market and credit risks associated with the investments held by the Private Equity Funds.

The General Partner has established procedures to actively monitor market risk and minimize credit risk, although there can be no assurance that it will, in fact, succeed in doing so. The Partners bear the risk of loss only to the extent of the fair value of their respective investments and, in certain specific circumstances, distributions received.

15

CALAMOS AKSIA PRIVATE EQUITY LP

(a Delaware Limited Partnership)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(10)	Subsequent Events

These financial statements were approved by management and available to be issued on June 4, 2025. Subsequent events have been evaluated through this date. On March 3, 2025 and April 1, 2025 the Fund issued capital calls to its partners totaling $31,000,000.

Management has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

16

PART C: OTHER INFORMATION

Calamos Aksia Private equity AND ALTERNATIVES FUND

(the “Registrant”)

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

Financial statements are contained in the Fund’s Statement of Additional Information filed herewith.

(2)	Exhibits:

(a)	(1)	Certificate of Trust (1).
	(2)	Amended and Restated Declaration of Trust (2).

(b)	Bylaws (1).
(c)	Not applicable.
(d)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 (2).
(e)	Dividend Reinvestment Plan (2).
(f)	Not applicable.

(g)
	(1)	Investment Advisory Agreement between the Registrant and Advisor (2).
	(2)	Investment Sub-Advisory Agreement among the Registrant, Advisor and Sub-Advisor (2).

(h)
	(1)	Distribution Agreement between the Registrant and the Distributor (2).
	(2)	Distribution and Shareholder Services Plan (2).

(i)	Not applicable.
(j)	Custody Agreement (2).

(k)

	(1)	Expense Limitation and Reimbursement Agreement (2).
	(2)	Management Fee Waiver Agreement (2).
	(3)	Sub-Advisory Fee Waiver Agreement (2).
	(4)	Administration Agreement (2).

(l)		Opinion and Consent of Faegre Drinker Biddle & Reath LLP (2).
(m)		Not applicable.
(n)		Consent of Independent Registered Public Accounting Firm (2).
(o)		Not applicable.
(p)		Not applicable.
(q)		Not applicable.

(r)	(1)	Code of Ethics of the Registrant (2).
	(2)	Code of Ethics of the Advisor and the Distributor (2).
	(3)	Code of Ethics of the Sub-Advisor (2).

(s)	Not applicable
(t)	Powers of Attorney (2).

(1)	Incorporated by reference from Registrant’s Registration Statement on Form N-2, SEC File No. 333-283688, filed on December 9, 2024.
(2)	Filed herewith.

Item 26. Marketing Arrangements

Reference is made to the Distribution Agreement, which is included as Exhibit (2)(h)(1) hereto.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Securities and Exchange Commission Registration Fees	$0
FINRA Fees	$0
Blue Sky Fees	$70,000
Legal Fees and Expenses	$262,000
Printing Expenses	$50,000
Miscellaneous	$1,000
Total	$383,000

Item 28. Persons Controlled by or Under Common Control with the Registrant

No person is directly or indirectly controlled by or under common control with the Registrant, except that the Registrant may be deemed to be controlled by Calamos Advisors LLC (the “Advisor”), the investment advisor to the Registrant. The Advisor was formed under the laws of the State of Delaware. Additional information regarding the Advisor is set out in its Form ADV, as filed with the Securities and Exchange Commission (File No. 801-29688).

Item 29. Number of Holder of Securities

Set forth below is the number of holders of securities of the Registrant as of May 31, 2025:

Title of Class	Number of Record Holders
Shares of Beneficial Interest, Class A	0
Shares of Beneficial Interest, Class C	0
Shares of Beneficial Interest, Class I	10,000
Shares of Beneficial Interest, Class M	0

Item 30. Indemnification

Reference is made to Article 5.2 of the Registrant’s Agreement and Declaration of Trust filed as Exhibit (2)(a)(2) to this Registration Statement (the “Declaration of Trust”). Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to the Advisor or one or more sub-advisors (each, a “Sub-Advisor” and collectively, the “Sub-Advisors” and collectively with the Advisor, the “Advisors”), including Calamos or Aksia LLC (“Aksia”), officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the Advisors, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by the Advisors, officers or controlling persons, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant hereby undertakes that it will apply the indemnification provisions of the Declaration of Trust in a manner consistent with Investment Company Act Release No. 11330 (Sept. 4, 1980) issued by the Securities and Exchange Commission, so long as the interpretation of Sections 17(h) and 17(i) of the Investment Company Act of 1940, as amended (the “1940 Act”), contained in that release remains in effect. The Registrant, in conjunction with the Advisors and the Registrant’s Board of Trustees, maintains insurance on behalf of any person who is or was an Independent Trustee, officer, employee, or agent of the Registrant, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. In no event, however, will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which the Registrant itself is not permitted to indemnify.

Item 31. Business and Other Connections of Investment Advisor

The Advisor serves as the investment advisor to the Registrant and is engaged in the investment advisory business. For information as to the business, profession, vocation or employment of a substantial nature in which the Advisor, and its executive officers and directors is or has been, during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, reference is made to the information set forth in the Advisor’s Form ADV (File No. 801-29688), as filed with the SEC and incorporated herein by reference.

The Sub-Advisor serves as the investment sub-advisor to the Registrant and is engaged in the investment advisory business. For information as to the business, profession, vocation or employment of a substantial nature in which the Sub-Advisor, and its executive officers and directors is or has been, during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, reference is made to the information set forth in the Sub-Advisor’s Form ADV (File No. 801-67661), as filed with the SEC and incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the office of the Registrant’s administrator, State Street Bank and Trust Company (“State Street”), and custodian, State Street, except for certain transfer agency records which are maintained by State Street.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

(1)	The Registrant hereby undertakes to suspend the offering of its Shares until it amends its prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)	Not applicable.

(3)	The Registrant hereby undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)	to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective Registration Statement.

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

(b)	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	if the Registrant is relying on Rule 430B:

(A)	Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)	if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e)	that, for the purpose of determining liability under the Securities Act to any purchaser:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act of 1933;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)	Not applicable.

(5)	Not applicable.

(6)	Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

(7)	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Naperville and State of Illinois on the 6th day of June, 2025.

CALAMOS AKSIA Private Equity and Alternatives FUND (A Delaware statutory trust)

By:	/s/ Dan Dufresne
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-2 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Dan Dufresne	President and Principal Executive Officer	June 6, 2025
Dan Dufresne

*Thomas E. Herman	Chief Financial Officer and Principal Financial Officer	June 6, 2025
Thomas E. Herman

*John Koudounis	Trustee	June 6, 2025
John Koudounis

*Jim Vos	Trustee	June 6, 2025
Jim Vos

*Bjorn Forfang	Trustee	June 6, 2025
Bjorn Forfang

*Sharmila Kassam	Trustee	June 6, 2025
Sharmila Kassam

*John Neal	Trustee	June 6, 2025
John Neal

*By	/s/ Dan Dufresne
Dan Dufresne
Attorney-in-Fact pursuant to Powers of Attorney

EXHIBIT INDEX

(a)(2)	Amended and Restated Declaration of Trust
(d)	Multiple Class Plan Pursuant to Rule 18f-3.
(e)	Dividend Reinvestment Plan.
(g)(1)	Investment Advisory Agreement between the Registrant and Advisor.
(g)(2)	Investment Sub-Advisory Agreement among the Registrant, Advisor and Sub-Advisor.
(h)(1)	Distribution Agreement between the Registrant and the Distributor.
(h)(2)	Distribution and Shareholder Services Plan.
(j)	Custody Agreement.
(k)(1)	Expense Limitation and Reimbursement Agreement.
(k)(2)	Management Fee Waiver Agreement.
(k)(3)	Sub-Advisory Fee Waiver Agreement.
(k)(4)	Administration Agreement.
(l)	Opinion and Consent of Faegre Drinker Biddle & Reath LLP.
(n)	Consents of Independent Registered Public Accounting Firm.
(r)(1)	Code of Ethics of the Registrant.
(r)(2)	Code of Ethics of the Advisor and the Distributor.
(r)(3)	Code of Ethics of the Sub-Advisor.
(t)	Powers of Attorney.